                                                                    EXHIBIT 10.4

                                                                        HEATHROW
                                                       400 INTERNATIONAL PARKWAY



                                LEASE AGREEMENT

                                    Between

                 400 INTERNATIONAL PARKWAY DEVELOPMENT COMPANY

                                  ("Landlord")

                                      and

                   SEAGATE SOFTWARE STORAGE MANAGEMENT GROUP

                                   ("Tenant")

                                   LEASE SUMMARY
                                   -------------
A.    DATE OF EXECUTION OF LEASE:  March 8, 1996

B.    LANDLORD:                    400 International Parkway Development Company
                                   A Florida general partnership

C.    ADDRESS OF LANDLORD:         c/o Pizzuti Management Inc.
                                   255 South Orange Avenue
                                   Suite 1350
                                   Orlando, Florida 32801

D.    TENANT:                      Seagate Software Storage Management Group

E.    ADDRESS OF TENANT:           708 Fiero Commerce Park
                                   Suite 5
                                   San Luis Obispo, California 93401

F.    BUILDING:                    The four story office building located at 400
                                   International Parkway, Heathrow, Florida,
                                   together with the approximately 6.7 acre
                                   tract of land on which the building is
                                   located. The Building contains 100,821 square
                                   feet of rentable space rentable square feet
                                   (based on a common area factor of 8.11%).

G.    LEASED PREMISES:             The entire Building containing 100,821 square
                                   feet of rentable space.

H.    PERMITTED USE:               General office use and any activities related
                                   to the marketing, sales or development of
                                   software.

I.    LEASE TERM:                  Ten years commencing on the Commencement Date
                                   and terminating on the Termination Date,
                                   subject to early cancellation options after
                                   five and seven years, respectively, per the
                                   terms set forth in (S)34 of this Lease.

J.    COMMENCEMENT DATE:           October 15, 1996 (subject to adjustment per
                                   (S)9 of this Lease).

K.    TERMINATION DATE:            October 14, 2006 (subject to adjustment per
                                   (S)9 of this Lease).

L.    BASE RENT:                   See the Base Rent Schedule attached as
                                   Exhibit A to the Lease.


M.   BASE EXPENSES:                Actual Operating Expenses incurred by
                                   Landlord during the 1997 calendar year - see
                                   (S)2 of this Lease.

The following exhibits are attached to and made a part of the Lease:

     Exhibit A - Base Rent Schedule
     Exhibit B - List of Operating Expenses
     Exhibit C - Heathrow Rules and Regulations
     Exhibit D - List of Building Plans and Specifications
     Exhibit E - Construction Milestone Dates
     Exhibit F - Form of Subordination, Nondisturbance and Attornment Agreement Exhibit G - Agency Discourse Statement
     Exhibit H - Radon Notice
     Exhibit I - Signage Specifications
     Exhibit J - Janitorial Specifications
     Exhibit K - Example of Base Rent Adjustment per (S)9 of Lease
     Exhibit L - Standard Construction Program

THE PROVISIONS OF THIS LEASE SUMMARY ARE INCORPORATED BY THIS REFERENCE INTO THE LEASE.

                                LEASE AGREEMENT
                                ---------------

Landlord hereby leases the Leased Premises to Tenant for the duration of the Lease Term (subject to any early cancellation options granted to Tenant hereunder). All reference herein to the Lease Term will mean both the initial ten-year term and any renewal terms exercised by Tenant under this Lease. The leasing of the Leased Premises to Tenant will be upon the terms and conditions set forth in this Lease.

     (S)1.     BASE RENT.  Tenant will pay Base Rent in the amount set forth in
               ---------
the Base Rent Schedule attached hereto as Exhibit A.

     (S)2.     EXCESS EXPENSE PAYMENTS.  Tenant will pay the increase, if any,
               -----------------------
of the Operating Expenses incurred by Landlord during the Lease Term over the Base Expenses ("Excess Expenses"). For the purposes of this Lease, "Base Expenses" will mean the actual Operating Expenses incurred by Landlord during the calendar year 1997. A list of those expenses which are included within the definition of "Operating Expenses" is set forth in Exhibit B. Any such Excess Expenses will be paid by Tenant in advance based upon Landlord's estimate of the Excess Expenses which will be incurred during each calendar year during the Lease Term, beginning with the 1998 calendar year. Landlord will use its best efforts to notify Tenant by December 1 of each year during the Lease Term, beginning with the 1998 calendar year, of the amount of the estimated Excess Expense payment which Tenant will be required to make for each month of the upcoming calendar year.

Notwithstanding anything to the contrary contained herein, Tenant's obligation to pay any Excess Expenses related to "Controllable Expenses" (as that term is hereinafter defined) will be limited to an amount equal to the actual Controllable Expenses incurred by Landlord during the calendar year 1997, with increases capped at the rate of 7% per year for each calendar year thereafter. For the purposes of this Lease, "Controllable Expenses" will have the meaning set forth in Exhibit B.

As soon as reasonably practicable after the end of each calendar year (beginning with the 1998 calendar year), Landlord will deliver to Tenant a written statement showing its actual Operating Expenses for such calendar year and the amount of the Excess Expenses, if any. If the sum of the estimated Excess Expense payments paid by Tenant during such calendar year exceeds the actual Excess Expenses incurred during such year, then, at Landlord's election, Landlord will either refund the excess to Tenant or apply the same toward the next succeeding monthly estimated Excess Expense payment due from Tenant. If the sum of the estimated Excess Expense payments paid by Tenant during such calendar year is less than the actual Excess Expenses incurred during such year, then Tenant will pay the deficiency to Landlord within ten days after Tenant's receipt of Landlord's written demand for the payment thereof. If the Lease Term expires on a date other than December 31, then the Excess Expenses for the last calendar year during which the Lease Term is in effect will be prorated to take into consideration the number of days during such calendar year in which the Lease Term is in effect.

Tenant will have the right, upon reasonable prior written notice to Landlord, to audit and make copies of Landlord's books, records and computations with respect to its Operating Expenses. Landlord will retain such books, records and computations for at least three years following the end of the calendar year to which they relate. If any audit conducted by Tenant discloses an average in the amount billed to Tenant over the amount actually due from Tenant hereunder, then Landlord will reimburse Tenant for such overpayment and all reasonable costs and professional fees incurred by Tenant in connection with its auditing of Landlord's books, records and computations. The payments referred to in the immediately preceding sentence will be made by Landlord to Tenant within ten days after Landlord's receipt of a detailed invoice identifying the amounts of such Payments.

At Tenant's request, Landlord will provide Tenant with copies of any invoice received by Landlord with respect to the imposition of any assessments against the Building by any property owner's association (specifically, the Heathrow International Business Center owner's association). Landlord will further, at Tenant's request, assign and delegate to Tenant the right to contest the amount of any such assessment granted to Landlord as the owner of the Building pursuant to the applicable owner's association documents, a copy of which documents have been previously furnished to Tenant by Landlord. Finally, if Tenant believes a change is necessary in the identity of any on-site personnel assigned to the Building by Landlord to perform property management or maintenance services, Tenant will so notify Landlord and Landlord and Tenant will promptly meet to address Tenant's concerns and, if appropriate, assign new personnel to perform such services al the Building.

If Landlord obtains a refund or abatement of any real estate taxes or assessments attributable to the Building, the amount of which has previously been contributed to by Tenant, then, at Landlord's election, Landlord will either pay Tenant's Proportionate Share of such refund or abatement to Tenant or apply the amount thereof toward the next succeeding monthly estimated Excess Expense payment(s) due from Tenant hereunder. Tenant will have the right, at its own expense and in its name, to contest the amount, propriety, accuracy or validity of any real estate taxes or assessments imposed against the Building. Any refund or abatement of any real estate taxes or assessments which is received by Landlord and which is attributable to Tenant's contesting of the same pursuant to the immediately preceding sentence will be disbursed for Tenant's benefit in the manner set forth in the first sentence of this paragraph.

     (S)3.     MANNER AND TIMING OF RENT PAYMENTS.  Monthly installments of Base
               ----------------------------------
Rent and estimated Excess Expense payments, if any, will be due and payable in advance on or before the first day of each calendar month during the Lease Term. Each such installment will be paid to Landlord at its address set forth in the Lease Summary (or such other address as Landlord may designate from time to time). If the Lease Term commences on a day other than the first day of the month or terminates on a day other than the last day of the month, then the installments of Base Rent and estimated Excess Expense payments for such month(s) will be adjusted accordingly. If any installment of Base Rent or any Excess Expense payment is not received by Landlord within ten days after Tenant's receipt of written notice from Landlord that any such payment is due and unpaid, then a late payment charge of 5% of such past due amount will be assessed and will be immediately due and payable from Tenant. All installments of Base Rent and estimated Excess Expense payments will be paid by Tenant without demand and without any rights of reduction, counterclaim or offset. Tenant hereby agrees to pay as additional rent any sales, use or other tax (other than income taxes) now or hereafter imposed by any governmental authority upon the rent and other sums payable by Tenant hereunder. The sales tax on Base Rent initially payable by Tenant is set forth in the Base Rent Schedule attached hereto as Exhibit A. Landlord will notify Tenant of any change in any tax payable by Tenant as additional rent hereunder. Landlord's acceptance of any payment which constitutes less than all of the balance then owed to it by Tenant hereunder will be treated as its receipt of a payment "on account" and not as an accord and satisfaction and Landlord may accept any such payment (regardless of the existence of any endorsement or statement to the contrary contained on any check or letter accompanying such payment) without prejudice to

Landlord's right to recover the balance of the amount owed to it or pursue any other remedy provided for in this Lease.

     (S)4.     SERVICES.  Landlord will provide all utility, HVAC and elevator
               --------
services which are required for the use of the Leased Premises for general office purposes during normal business hours (8:00 a.m. to 8:00 p.m. Monday through Friday, and 8:00 a.m. to 1:00 p.m. on Saturday, holidays excepted). HVAC service will be provided to the Leased Premises outside of the normal business hours set forth above at a surcharge to Tenant of $22 per hour. To the extent Tenant requires any such additional HVAC service, it will notify Landlord of its need therefor by noon of the day prior to the day of its required additional service. Notwithstanding the foregoing, Tenant will pay directly to the service provider all costs related to the provision of telephone service to the Leased Premises. If utility services to the Leased Premises are interrupted for a period of three successive business days, such that Tenant cannot reasonably operate its business in the Leased Premises, then, unless any such interruption is attributable to the occurrence of any event beyond Landlord's reasonable control, Tenant will be entitled to an abatement of Base Rent and Excess Expense payments from the date of such interruption, until the provision of such utility services to the Leased Premises is restored such that Tenant can operate its business in the Leased Premises. Landlord will not be liable to Tenant, nor will Tenant be relieved of any obligation hereunder if any service to the Leased Premises is interrupted for any reason beyond Landlord's reasonable control. If the interruption in the provision of utility services to the Leased Premises is caused by any event beyond Landlord's reasonable control, Landlord will provide written notice to such effect to Tenant.

The Building and the Leased Premises will be equipped with an ESP after-hours exits proxy card reader system. Any other security system which may be installed or upgraded in the Leased Premises by Tenant will be managed and paid for by Tenant, subject to Landlord's prior approval as to the nature and extent of such system.

Landlord will provide as part of the base Building improvements two 150 ton air cooled water chillers; 2,500 amp, 480-277 V3 phase, 4W main electrical service distributions and a 200 kilowatt emergency power generator. Any upgrade in the aforementioned facilities resulting in increased construction costs will be applied against the TI Allowance being provided to Tenant pursuant to (S)9 hereof.

     (S)5.     MAINTENANCE AND REPAIR.  Landlord will maintain the Building
               ----------------------
(including all common areas which serve the Building) and all structural elements and mechanical systems located within the Leased Premises in a first class condition, with all systems properly functioning; provided, however, that Tenant (and not Landlord) will be required to pay all costs of maintaining the same (over and above any insurance proceeds received by Landlord to reimburse it for the cost of maintaining the same) if the need therefor arises due to the fault or negligence of Tenant or its agents, employees or guests. Landlord will also provide janitorial service to the Leased Premises five days per week in accordance with the Janitorial Specifications attached hereto as Exhibit J. Except as otherwise expressly set forth in this (S)5, Tenant will be responsible and pay for all costs associated with maintaining and repairing the interior of the Leased Premises, including, without limitation, all costs associated with the painting of interior walls, the cleaning or replacing of wallcoverings and floorcoverings and the replacing of light bulbs and light fixtures. Landlord will not be liable to Tenant, nor will Tenant be relieved of any obligation hereunder if Tenant's use of the Leased Premises is interrupted as a result of Landlord's required entry into the Leased Premises for the purpose of making any repairs, alterations or improvements to the structural elements or mechanical systems located within the Leased Premises (including, without limitation, the HVAC system).

Landlord will be required to purchase, install, maintain and replace all Building and Leased Premises heating, ventilating and air conditioning systems, equipment and installations, including, without limitation, mechanical plant for chilled water and hot water, energy management systems (if any), supply and return fans, supply and return ductwork, diffusers, heat pumps, VAV boxes and all attendant piping, wiring, thermostats, sensors and other conduits and appurtenances thereto required by the terms of this Lease and the Building Plans attached hereto as Exhibit D, other than any of the same which are hereunder defined in the next paragraph as "Equipment Room HVAC Systems" (collectively the "HVAC Systems"). The purchase, installation, maintenance, repair and replacement of the HVAC Systems will be at Landlord's sole cost and expense, except that Landlord will have the right to pass-through to Tenant all Excess Expenses and any Operating Expenses attributable to the HVAC systems, as the term "Operating Expense" is otherwise defined in this Lease.

Except as otherwise expressly provided in this paragraph, Tenant will be solely responsible, at its expense, for purchasing, installing, maintaining, repairing and replacing: (i) all HVAC Systems that Tenant may need to supplement the HVAC Systems described in the immediately preceding paragraph; and (ii) all HVAC systems and equipment that are dedicated solely for use in, or service to, any special equipment room that is used solely by Tenant and which requires 24 hours per day, seven days per week, air conditioning (the equipment and systems referred to in clauses (i) and (ii), above, are hereinafter collectively referred to as the "Equipment Room HVAC Systems"). All or a portion of any TI Allowance provided for in (S)9 of this Lease may be used by Tenant to pay the expenses associated with the Equipment Room HVAC Systems described above. Notwithstanding anything to the contrary contained herein, in the event that portions of the Equipment Room HVAC System are an integral part of the Building's overall HVAC Systems for which Landlord has responsibility as described in the immediately preceding paragraph of this (S)5, then Tenant will request that Landlord install, maintain, repair and replace such portions of the Equipment Room HVAC System and Landlord will thereafter proceed to purchase, install, maintain, repair and replace such portions of the Equipment Room HVAC Systems. Upon completion of Landlord's purchase, installation, maintenance, repair or replacement of any such portions of the Equipment Room HVAC Systems pursuant to Tenant's request, Tenant will, within ten days after its receipt of a written payment demand from Landlord, promptly reimburse Landlord for all reasonable costs incurred by Landlord in connection with such work.

     (S)6.     USE OF LEASED PREMISES.  Tenant will use the Leased Premises
               ----------------------
solely for the Permitted Use. Tenant will not cause or permit any waste or damage to the Leased Premises or the Building and will not occupy or use the Leased Premises for any business or purpose which is unlawful, hazardous, unsanitary, noxious or offensive or which unreasonably interferes with the business operations of other tenants in the Building. Tenant will comply with the Rules and Regulations for the Building which are set forth in Exhibit C (and any reasonable modifications thereto which are consistent with the provisions of this Lease). Tenant will also have the non-exclusive right to use the common areas which serve the Building, including, without limitation, the Building's common lobbies, hallways, elevators, restrooms and parking areas.

     (S)7.       COMPLIANCE WITH LAW.  Tenant will at its sole expense comply
                 -------------------
with all laws, governmental requirements and recommended covenants or conditions which are now or hereafter in force pertaining to the Leased Premises and Tenant's occupancy and use therefor, including, without limitation, the Americans with Disabilities Act of 1990, as amended. Landlord (and not Tenant) will, at its initial expense, make any and all structural or extraordinary alterations (including without limitation, the installation of a sprinkler system in the Leased Premises) which are required to be made to the Leased Premises by law, ordinance or regulation of any governmental or quasi-governmental authority (including, without limitation, any such governmental authority charged with enforcing the Americans with Disabilities Act requirements), board of fire insurance underwriters, Landlord's insureds or any other similar authority, if such alterations are not necessitated by Tenant's particular use or occupancy of the Leased Premises. Landlord hereby represents and warrants to Tenant that, as of the Commencement Date, the Building will be in compliance with the Americans with Disabilities Act.

     (S)8.     SIGNS.  Tenant will be identified on monument signage located at
               -----
the front of the tract of land on which the Building is located. In addition, to the extent the park covenants for the Heathrow International Business Center and any applicable zoning or building codes permit the erection of signage on the Building itself, Landlord will provide Building signage identifying Tenant. The cost of any such Building signage will be part of the tenant improvement allowance being granted to Tenant pursuant to (S)9. The location, design and composition of the monument sign, as well as any permitted Building sign, will be consistent with the signage specifications attached hereto as Exhibit J. To the extent Tenant requests any variance from the attached signage specifications, then any such variance will be subject to Landlord's prior review and approval. Except as otherwise provided above, Tenant will not place any other sign or advertising material on the exterior of the Building, without the prior written consent of Landlord.

     (S)9.     LEASEHOLD IMPROVEMENTS.  Landlord will construct the Building in
               ----------------------
substantial accordance with the building plans and specifications previously furnished to Tenant ("Building Plans"), which Building Plans are identified in Exhibit D. Landlord will use its best efforts to substantially complete the construction of the Building in such a time frame, so as to facilitate the substantial completion of the improvements to the Leased Premises by the targeted Commencement Date set forth in the Lease Summary (subject to the occurrence of the "Delay Events" defined later in this (S)9).

Landlord will provide a tenant improvement allowance of $2,016,420 ("TI Allowance") for the construction of leasehold improvements to the Leased Premises below a finished ceiling ("Improvements"). To the extent the cost of the improvements ultimately approved by Landlord and Tenant is more or less than the aforementioned TI Allowance, then the annual Base Rent payable by Tenant during each year of the initial ten-year Lease Term will be increased (in the case of excess costs) or decreased (in the case of diminished costs), as the case may be, by an amount equal to 16.5% of such excess or diminished costs.

Landlord and Tenant agree that, promptly following the parties' execution of this Lease, they will meet to develop approved preliminary specifications for the Improvements. Once Landlord and Tenant have approved preliminary specifications for the Improvements, Landlord will proceed with the preparation of the final architectural and engineering drawings, plans and specifications for the Improvements. Once those drawings, plans and specifications are completed, Landlord will deliver a full set thereof to Tenant for its review and approval. The approved final drawings, plans and specifications ("Final Plans") will be deemed incorporated herein by its reference.

If, following the approval of the Final Plans, Tenant expresses a desire to make any revisions thereto, Tenant will so notify Landlord and Landlord will then ask its general contractor to prepare a cost estimate for the making of such changes. Landlord will promptly notify Tenant of any increased costs or savings resulting from such changes and Tenant will have the right to require Landlord to cause such changes to be made to the final Plans; provided, however, that such changes will not unreasonably affect the structurally integrity or value of the Building. If the aggregate of all such changes results in a net increase or decrease in the cost of the construction of the Improvements, then any such difference will be taken into consideration in adjusting the Base Rent in the manner contemplated in the second paragraph of this (S)9.

Tenant will have the right to select a bonded, licensed contractor to participate in open bidding for the contract to construct the Improvements. Landlord will keep Tenant fully apprised of and invite Tenant's participation in and review of all general contractor bids for the construction of the Improvements. Landlord will consult with Tenant with regard to the final selection of a general contractor to construct the Improvements. The general contractor ultimately selected to construct the Improvements will be a general contractor, which is reasonably acceptable to both Landlord and Tenant. If all of the bids received with respect to the construction of the Improvements are substantially higher than the TI Allowance, then Tenant will have the right to cause Landlord to revise the Final Plans and resubmit the same to the designated general contractors, asking them for a revised bid, so as to try to reduce the ultimate cost of such Improvements; provided, however, that any delay in Landlord's construction of the Improvements caused by the revision of such Final Plans and the resubmission thereof to the designated general contractors will be treated as a Tenant-caused delay within the meaning of this (S)9. Landlord agrees that all bids solicited by it from general contractors with respect to the construction of the Improvements will be required to include a schedule of values so as to facilitate the identification and computation of change orders and cost modifications. Finally, Tenant will have the right to select an independent construction management firm to supervise construction of the Improvements on Tenant's behalf, with all fees to be paid to such construction manager to be included in the TI Allowance.

Landlord will cause the improvements to be constructed in accordance with the Final Plans. Landlord will conduct a "walk-through" of the Leased Premises with Tenant, so as to permit Tenant the right and opportunity to confirm that the improvements have been constructed in accordance with the Final Plans. Landlord will use its best efforts to substantially complete construction of the Improvements on or before the targeted Commencement Date set forth in the Lease Summary, subject to delays caused by the occurrence of events beyond its reasonable control, including, without limitation, labor troubles, inability to procure materials, restrictive governmental laws, actions and pronouncements, acts of God, unseasonable weather, Tenant's failure to timely respond to any matter submitted for its review, and Tenant's requested change orders ("Delay Events"). The establishment of the substantial completion date referred to in the immediately preceding sentence is predicated upon the various Construction Milestone Dates referred to in Exhibit E being met in a timely manner with respect to the preparation, submission and approval of all preliminary specifications and Final Plans. Tenant agrees that it will review and either review or specify its objections to any documents or drawings submitted to it for its review and approval hereunder within ten days after its receipt of the same. If Tenant fails to respond to any submission to it within ten days after its receipt of the same, then it will be deemed to have approved the same for all purposes of this Lease. Notwithstanding anything to the contrary contained herein, if Landlord's inability to substantially complete the improvements on or before the targeted Commencement Date set forth in the Lease Summary is attributable to Tenant-caused delays (including, without limitation, Tenant's failure to timely respond to any matter submitted for its review, delays caused by Tenant' s requested change orders or Tenant's failure to meet the Construction Milestone Dates referred to in Exhibit E), then the Commencement Date will remain as set forth in the Lease Summary, notwithstanding the fact that the Improvements are not yet substantially completed, and Tenant will, from and after the Commencement Date, have an obligation to pay Base Rent and perform all of its other obligations and duties set forth in this Lease. If Landlord's failure to substantially complete the improvements to the Leased Premises by the targeted Commencement Date set forth in the Lease Summary is attributable to any reason other than a Tenant-caused delay (as that term is defined above), then, subject to the remaining provisions of this (S)9 with respect to the imposition of per diem penalties and the grant to Tenant of a right to terminate the Lease, the Commencement Date and the Termination Date will each be deferred by the number of days of the delay in substantially completing the improvements to the Leased Premises and Tenant's obligation to pay Base Rent and perform all of its other obligations and duties set forth in this Lease will be similarly deferred until the deferred Commencement Date hereunder.

If the Leased Premises are not substantially completed by November 1, 1996, for any reason other than the occurrence of any Delay Event, then Landlord will be obligated to pay a per diem penalty to Tenant equal to $967 per day for each day after November 1, 1996 until the Leased Premises are so substantially completed. If the Leased Premises are not substantially completed by January 1, 1997, for any reason other than the occurrence of any Delay Event, then Tenant will have the right to terminate this Lease by delivering written notice of the termination thereof to Landlord on or before January 31, 1997.

For the purposes of this Lease, the improvements will be deemed "substantially completed" on the earlier of the date on which Tenant occupies the Leased Premises or the date on which a certificate of occupancy for the Improvements is issued by the appropriate governmental authority. To the extent Tenant occupies a part, but not all of the Leased Premises prior to the Commencement Date as it relates to the entire Leased Premises, then all of the terms and conditions of this Lease will nonetheless apply to Tenant's occupancy of such part of the Leased Premises prior to such Commencement Date and Tenant will pay Base Rent hereunder in an amount equal to the Base Rent payable hereunder for the entire Leased Premises, multiplied by a fraction having as its numerator the number of rentable square feet so occupied by Tenant and having as its denominator the total number of rentable square feet contained within the Leased Premises.

     (S)10.    ALTERATIONS.  Except for "Minor Alterations" (as that term is
               -----------
hereinafter defined), Tenant may not at any time during the Lease Term make any alterations, additions or improvements to the Leased Premises, without the prior written consent of Landlord. For the purposes of this (S)10, "Minor Alterations" will mean any alteration, addition or improvement to the Leased Premises which cost less than $50,000 and which does not alter the exterior aesthetics or structural integrity of the Building. All improvements, alterations and additions made at one time in connection with any one job will be aggregated for the purposes of determining whether the $50,000 limit has been exceeded. Any alterations, additions or improvements made to the Leased Premises in accordance with this (S)10 will at all times remain the property of Landlord. If Landlord consents to any proposed alteration, addition or improvement, the same will be made by Landlord at Tenant's sole expense.

     (S)11.    MECHANICS LIENS.  Tenant will indemnify and hold Landlord
               ---------------
harmless from any liability or expense associated with its construction of any alteration, addition or improvement to the Leased Premises. In particular, Tenant will execute and record an appropriate notice of commencement pursuant to Chapter 713, Florida Statutes, identifying Tenant's interest in the Leased Premises as a leasehold interest only. Tenant will immediately discharge any mechanics lien filed against the Leased Premises or the Building in connection with any work performed by Tenant.

     (S)12.      ASSIGNMENT AND SUBLETTING.  Except as otherwise expressly
                 -------------------------
provided herein, Tenant will not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of Landlord. Unless otherwise agreed to by Landlord, Landlord's consent to any such assignment or sublease will not relieve Tenant from its obligations under this Lease. The consent of Landlord to any assignment of Tenant's interest in any part of this Lease or the subletting of any part of the Leased Premises will not be unreasonably withheld. Notwithstanding the above, Tenant may assign this Lease or sublet the Leased Premises or any part thereof to a subsidiary, affiliate or parent of Tenant, provided that any such permitted assignment or subletting will not relieve Tenant from any liability under this Lease and provided further that Tenant provides Landlord with written notice of its intention to so assign or sublet to its subsidiary, affiliate or parent corporation no later than ten days prior to its effecting of such assignment or subletting.

If Landlord fails to respond to any written request made by Tenant under the terms of this (S)12 within 30 days after its receipt of such written request, then it will conclusively be deemed to have given its consent to such request by Tenant. Landlord also agrees to exempt from the foregoing assignment and subletting clause, Tenant's duty to obtain Landlord's consent for any assignment resulting from a merger, consolidation, takeover or sale of Tenant's entire business. Assignments of this Lease or the Leased Premises arising from any such merger, consolidation, takeover or sale of Tenant's entire business will not constitute a default under terms of this Lease. Tenant will, however, be required to provide Landlord with at least ten days prior written notice of the occurrence of any such merger, consolidation, takeover or sale of Tenant's entire business.

     (S)13.    SUBORDINATION AND NONDISTURBANCE AGREEMENT.  The priority of this
               ------------------------------------------
Lease and the leasehold estate of Tenant created hereunder are and will be subject and subordinate to the lien of any mortgage or ground lease, which may now or hereafter affect the Building and to all renewals, modifications, consolidations, replacements and extensions thereof, and all advances thereunder, effective upon the date the mortgagee or ground lessor, as the case may be, delivers to Tenant a subordination, nondisturbance and attornment agreement in recordable form and otherwise in the form attached hereto as Exhibit F, which agreement has been executed and acknowledge by and on behalf of the mortgage or ground lessor. The subordination, nondisturbance and attornment agreement will provide, among other things, that so long as Tenant is not in default hereunder, Tenant may remain in possession of the Leased Premises pursuant to the terms hereof, and without any diminution of Tenant's rights should Landlord become in default with respect to such mortgage or ground lease or should the Leased Premises become the subject of any action to foreclose any mortgage or to dispossess Landlord of its interest in the

Building. Any fee which Landlord's lender or ground lessor may charge with respect to any such subordination, nondisturbance and attornment agreement will be paid by Landlord.

     (S)14.    LIMITATION OF LANDLORD'S PERSONAL LIABILITY.  Tenant will look
               -------------------------------------------
solely to Landlord's interest in the Leased Premises and the Building (and, to the extent appropriate, to the proceeds of insurance required to be maintained by Landlord under (S)(S)15 and 16 hereof) for the recovery of any judgment against Landlord; it being the express intent of the parties hereto that neither Landlord, nor any of its partners will ever be personally liable for any such judgment.

     (S)15.    INDEMNIFICATION AND INSURANCE.  Landlord will not be liable for
               -----------------------------
and Tenant hereby releases Landlord from any liability or expense associated with any damage or injury to any person or property (including any person or property of Tenant or anyone claiming under Tenant) which arises directly or indirectly in connection with the Leased Premises or Tenant's use or occupancy of the Leased Premises or any common areas serving the Building, provided, however, that the foregoing release will not extend to any liability or expense occasioned by the fault or negligence of Landlord. Tenant will indemnify and hold Landlord harmless from any of the above-described liabilities and expenses; provided, however, that Tenant will not be obligated to indemnify Landlord as to any liability or expense occasioned by the fault or negligence of Landlord. Landlord will indemnify, hold harmless and defend Tenant from and against any and all claims, demands, damages, judgments, fines, penalties, losses, costs and expenses (including, without limitation, any of the same related to appeals), incurred by Tenant as the result of the negligent or willful acts or omissions of Landlord, its agents, contractors or employees or as a result of a material breach of the provisions of this Lease by Landlord. Except as otherwise provided in (S)16 hereof, nothing contained in this Lease will be construed or interpreted to excuse Landlord from having to pay damages caused to Tenant as the result of the negligence or willful misconduct of Landlord or Landlord's agents, contractors or employees.

All property stored or placed by Tenant in or about the Leased Premises will be so stored or placed at the sole risk of Tenant. Tenant will at its sole expense maintain in full force and effect at all times during the Lease Term: (a) commercial general liability insurance for personal injury and property damage with liability limits of not less than $1,000,000 combined single limit and $2,000,000 general aggregate for property damage; and (b) fire and extended coverage insurance on all property stored or placed by Tenant in or about the Leased Premises in an amount equal to the full replacement value thereof. Each insurance policy required to be maintained by Tenant hereunder will name Landlord as an additional insured and will specifically provide that such insurance policy cannot be terminated without giving at least 30 days prior written notice to Landlord.

     (S)16.    WAIVER OF SUBROGATION.  Landlord and Tenant each hereby waives
               ---------------------
its right to receive damages against the other party with respect to any loss or claim occasioned by the occurrence of any casualty to the Building or the Leased Premises which is covered under a valid and collectible fire and extended coverage insurance policy. Any insurance policy procured by either Tenant or Landlord hereunder will contain an express waiver of any right of subrogation by the insurance company against Landlord or Tenant, as the case may be.

Landlord will maintain in full force and effect at all times during the Lease
Term: (a) comprehensive public liability insurance for personal injury and property damage with liability limits of not less than

$5,000,000 for injury to one person, $10,000,000 for injury from one occurrence and $2,000,000 for property damage; and (b) fire and extended coverage insurance on the Building in an amount equal to the full replacement value thereof. Each insurance policy required to be maintained by Landlord hereunder will name Tenant as an additional insured. Tenant acknowledges that Landlord's cost of maintaining such insurance will be an Operating Expense for the purposes of (S)2 of this Lease. Tenant reserves the right to periodically review the expense associated with Landlord's maintenance of the foregoing insurance coverages and to substitute comparable coverages and conditions of insurance with other carriers of Tenant's choice in the event the expense is deemed by Tenant to be excessive.

     (S)17.    HAZARDOUS SUBSTANCES.  Tenant will not use, store or dispose of
               --------------------
any "hazardous substance," "hazardous material" or "toxic substance" (as those terms are defined or used in the context of Comprehensive Environmental Response, Compensation and Liability Act or any other federal, state or local environmental law, regulation or requirement) on or about the Leased Premises, except for immaterial amounts that are exempt from or do not give rise to any violation of applicable law. Tenant will indemnify and hold Landlord harmless from any liability or expense (including, without limitation, reasonable attorney's fees and expenses, court costs, expenses and costs incurred in the investigation, settlement and defense of claims and any cost or expense incurred in connection with any environmental clean-up) incurred by or claimed against Landlord as a result of Tenant's breach of the covenant contained in this section. The foregoing indemnification (as well as the indemnification set forth in (S)15 of this Lease) will survive the expiration or sooner termination of the Lease Term.

Landlord hereby represents and warrants that the Building does not contain any Hazardous Substance, underground storage tank or asbestos-containing material in violation of any Federal, state or local laws, ordinances or regulations. Landlord agrees to indemnify, defend and hold Tenant harmless from and against any liability, loss, claim, action or expense incurred by or claimed against Tenant (including, without limitation, reasonable attorney's fees) related to or arising out of a breach of the foregoing representation or warranty.

     (S)18.    SURRENDER OF PREMISES.  Upon the termination of Tenant's right of
               ---------------------
possession under this Lease, Tenant will immediately surrender possession of the Leased Premises to Landlord in good repair and "broom clean" condition, excepting reasonable wear and tear and any damages caused by the elements, casualty or any other cause for which Tenant is not liable hereunder. Tenant will have the option, but not the obligation, to remove any or all of the improvements and alterations made to the Leased Premises by Tenant at Tenant's expense. Any damage to the Leased Premises resulting from the removal of such improvements or alterations will be repaired by Tenant at Tenant's sole expense. Tenant will at the same time remove all of its trade fixtures from the Leased Premises. Tenant will promptly repair any damage caused to the Leased Premises by the removal of any of such trade fixtures.

     (S)19.    CASUALTY.  If the Leased Premises is damaged by fire or other
               --------
casualty, the Landlord will promptly give written notice to Tenant whether the damaged area can reasonably be repaired within 180 days after the date on which all requisite permits and licenses for the repair thereof are obtained from the appropriate governmental authorities. If Landlord notifies Tenant that it does not believe that the damaged area can reasonably be repaired within such 180-day period, then both Landlord and Tenant will have the option of terminating this Lease by giving written notice thereof to the other at any time within 30 days after the date of Tenant's receipt of the aforementioned notice from Landlord. If Landlord determines that the damaged area can reasonably be repaired within such 180-day period or if neither party elects to terminate this Lease despite the fact that Landlord has determined that the damaged area cannot be reasonably repaired within such 180-day period, then Landlord will proceed to repair the damaged area at its sole expense; provided, however, that Landlord will in no event be required to repair any improvements previously made to the Leased Premises by or at the request of Tenant pursuant to (S)10 hereof. If the Leased Premises are rendered untenantable in whole or in part as a result of a fire or other casualty which was not caused by Tenant, then all rent and other payments accruing after the occurrence of any such fire or other casualty and prior to the completion of the repair of the Leased Premises will be equitably and proportionately abated to reflect the untenantable portion of the Leased Premises. Landlord will not be liable to Tenant for any inconvenience or interruption to Tenant's business occasioned by such fire or other casualty or the concomitant repair of the damaged area.

In addition to the termination rights given to Landlord and Tenant in the immediately preceding paragraph of this (S)19, Tenant will also have the right to terminate this Lease upon the occurrence of any of the following events: (a) the occurrence of any fire or other casualty during the last two years of the Lease Term it at least 50% of the rentable square feet contained within the Leased Premises are rendered untenantable as a result of the occurrence of such fire or other casualty; (b) Landlord's failure to begin its repair of any damaged area in the Leased Premises caused by such fire or other casualty within 60 days after the occurrence thereof, subject to the occurrence of any Delay Event (as that term is defined in (S)9 hereof); or (c) Landlord's failure (subject to the occurrence of any Delay Event) to complete the repair of any damaged area within 180 days after the date on which all requisite permits and licenses for the repair thereof are obtained from the appropriate governmental authorities, notwithstanding the fact that Landlord had earlier given written notice to Tenant that the damaged area could reasonably be repaired within the aforementioned 180 day period. Tenant will exercise any termination right granted to it in this paragraph by giving written notice of such termination to Landlord at any time within thirty days after the date of the occurrence of the event giving rise to Tenant's termination right hereunder. If this Lease is terminated in accordance with the provisions of this (S)19, all Base Rent, Excess Expense payments and other monetary obligations of Tenant hereunder will be prorated effective as of the date of Tenant's delivery of any such termination notice to Landlord.

     (S)20.    CONDEMNATION.  If all or any substantial portion of the Leased
               ------------
Premises is taken by or under threat of condemnation so as to render the Leased Premises wholly untenantable, then this Lease will automatically terminate as of the date of the vesting of title to such property in the condemning authority. If such taking does not render the Leased Premises wholly untenantable, then this Lease will not terminate but will continue in full force and effect in accordance with its terms, except that the Base Rent and Tenant's Proportionate Share will be adjusted to fairly reflect the portion of the Leased Premises which was so taken. Landlord will not be liable to Tenant for any inconvenience or interruption to Tenant's business occasioned by any such taking. Landlord will be entitled to receive the entire award made by the condemning authority for any such taking. Landlord will promptly notify Tenant of the institution of any condemnation proceeding affecting the Leased Premises.

     (S)21.    HOLDING OVER.  Tenant will have the right to hold over in its
               ------------
occupancy of the Leased Premises after the expiration of the Lease Term for a period of 90 days, provided that it has given written notice of its intention to so hold over to Landlord at least 120 days prior to the expiration of the Lease Term, and provided further that the monthly Base Rent payable by Tenant during the holdover term will be 125% of the Base Rent in effect for the last month of the Lease Term. Except as otherwise provided above, Tenant will not hold over in its occupancy of the Leased Premises after the expiration of the Lease Term, without the prior written consent of Landlord.

     (S)22.    DEFAULT.  If Tenant fails to pay any installment of Base Rent or
               -------
any other sum payable by it hereunder within ten days after its receipt (and the receipt thereof by any guarantor of Tenant's obligations hereunder) of written notice from Landlord that any such sum is due and unpaid hereunder, or if Tenant defaults in the performance of any of its other obligations under this Lease and such default continues for 30 days after written notice thereof is given to Tenant (and any guarantor of Tenant's obligations hereunder) (unless such default is not capable of being cured within the aforementioned 30-day period, in which event, Tenant will have such longer grace period as is reasonably required to cure such default, provided that Tenant commences the cure thereof within the aforementioned 30-day period and at all times thereafter diligently pursue such cure to completion), then, in addition to any other legal rights and remedies available to Landlord at law or in equity, Landlord may: (a) terminate Tenant's right of possession under this Lease and declare all Base Rent and estimated Excess Expense payments payable over the remainder of the Lease Term to be immediately due and payable; or (b) reenter and attempt to relet the Leased Premises without terminating this Lease, in which event Tenant will remain obligated to pay to Landlord any deficiency between all sums payable by Tenant pursuant to this Lease and any sums collected by Landlord from any reletting of the Leased Premises (net of any sums paid by Landlord in connection with such reletting, including, without limitation, leasing commissions, attorneys' fees and costs of improvements to the Leased Premises).

If Landlord defaults in the performance of any of its obligations under this Lease and such default continues for thirty days after its receipt of written notice (unless such default is not capable of being cured within the aforementioned 30-day period, in which event, Landlord will have such longer grace period as is reasonably required to cure such default, provided that Landlord commences the cure thereof within the aforementioned 30-day period and at all times thereafter diligently pursues such cure to completion), then, in addition to any other legal rights and remedies available to Tenant at law or in equity, Tenant will have the right to take all reasonable actions required to cure such default and Tenant may thereafter offset the reasonable out-of-pocket expenses incurred by Tenant in curing such default against any Base Rent payable by Tenant hereunder.

     (S)23.    PREVAILING PARTY'S FEES.  If any legal action is commenced by
               -----------------------
either Landlord or Tenant, to enforce its rights hereunder, then all attorneys' fees, paralegal fees and other expenses incurred by the prevailing party in such action shall be promptly paid by the non-prevailing party.

     (S)24.    SUCCESSORS AND ASSIGNS.  This Lease shall be binding upon and
               ----------------------
inure to the benefit of the successors and assigns of Landlord and the successors and permitted assigns of Tenant.

     (S)25.    NO WAIVER.  No waiver of any covenant or condition of this Lease
               ---------
by either party will be deemed to constitute a future waiver of the same or any other covenant or condition of this Lease. In order to be effective, any such waiver must be in writing and must be delivered to other party to this Lease.

     (S)26.    BROKERAGE COMMISSIONS.  Each of Landlord and Tenant hereby
               ---------------------
represents and warrants that it has not dealt or consulted with any real estate broker or agent in connection with this Lease other than those real estate brokers and agents specifically identified in the Agency Disclosure Statement attached hereto as Exhibit G. Each of Landlord and Tenant agrees to indemnify and hold the other harmless from and against any liability or expense occasioned by a breach of the foregoing representation.

     (S)27.    REASONABLENESS OF CONSENT.  Landlord shall not unreasonably
               -------------------------
withhold any consent or approval which is required to be given by it pursuant to the terms of this Lease.

     (S)28.    AMENDMENT.  This Lease may not be amended except by a written
               ---------
instrument signed by both Landlord and Tenant.

     (S)29.    GOVERNING LAW.  This Lease will be governed by and construed in
               -------------
accordance with the laws of the State of Florida.

     (S)30.    NOTICES.  All notices required or permitted under this Lease must
               -------
be in writing and must be delivered to Landlord and Tenant at their addresses set forth in the Lease Summary (or such other address as may hereafter be designated by such party). Any such notice must be personally delivered or sent by registered or certified mail, overnight courier or facsimile transmission. Any such notice will be deemed effective when received (if sent by hand delivery, overnight courier or facsimile transmission) or on the date which is three days after such notice of deposit in the United States mail (if sent by registered or certified mail).

     (S)31.    RENEWAL OPTIONS.  Tenant will have the option to renew this Lease
               ---------------
for two renewal terms of five years each. Each such renewal option must be exercised, if at all, by Tenant's delivery of written notice of exercise to Landlord at least 150 days prior to the scheduled expiration of the then existing term (be it the initial lease term or the first renewal term).
Tenant's right to renew this Lease will be conditioned upon the Lease being in full force and effect, without any default on the part of Tenant, both at the time of Tenant's exercise of such option and at the time of the scheduled commencement of such renewal term. Each such renewal term will be upon all of the same terms and conditions set forth in this Lease with respect to the initial lease term, except that the Base Rent for each year during each such renewal term will be equal to the Base Rent payable during the immediately preceding year, plus $.25 for every rentable square foot contained within the Leased Premises. With respect to each renewal term exercised by Tenant hereunder, Landlord will provide to Tenant a refurbishment allowance equal to $302,463 ($3.00 per rentable square foot contained within the Leased Premises). The amount of the refurbishment allowance will be paid to Tenant within ten days after Landlord's approval of the refurbishing plans for the Leased Premises submitted to it by Tenant.

     (S)32.    RIGHT OF FIRST REFUSAL.  If at any time during the Lease Term any
               ----------------------
space becomes available either in the 300 International Parkway Building or the 500 International Parkway Building ("Vacant Space"), then Landlord will promptly give written notice to Tenant of the existence of such Vacant Space. Tenant will have ten calendar days after its receipt of such written notice from Landlord in which to exercise its option to lease the Vacant Space at a rental rate and upon such other terms and conditions as are specified in this Lease with respect to the Leased Premises (including, without limitation, a provision that the term of its leasing of any such vacant space will be co-terminus with the expiration of the lease term for the Leased Premises). Tenant will exercise such right of first option or first offer, if at all, by delivering written notice of its exercise of the same to Landlord within the aforementioned ten calendar day period. If Tenant fails to provide Landlord with such written notice within the aforementioned ten calendar day period or if Tenant expressly declines to exercise its right hereunder, then, in either such event, Landlord will thereafter have the unrestricted right to lease the Vacant Space to any third party at such rental rate and upon such terms and conditions as Landlord deems appropriate. If Tenant leases any additional space pursuant to this section, Landlord and Tenant will enter into an addendum to this Lease reflecting the terms and conditions specified herein for the leasing of such additional space.

     (S)33.      EXPANSION OPTION.  Effective as of the first anniversary of the
                 ----------------
Commencement Date and as of the first day of the seventh, thirteenth, nineteenth and twenty-fifth calendar months thereafter, Tenant will have the right to lease additional space (to the extent the same is vacant and available) in either the 300 International Parkway Building, the 500 International Parkway Building or any other building owned by Landlord (or any affiliate of Landlord) in the Heathrow International Business Center ("Expansion Space"). Tenant will exercise any such expansion option, if at all, by delivering written notice of the exercise of such option to Landlord by no later than ninety days prior to the scheduled commencement date of its rental of such expansion space (as such dates are specified in the first sentence of this (S)33). Any exercise of the expansion option by Tenant hereunder must be in increments of at least 5,000 rentable square feet of space. If Tenant exercises any such expansion option, its leasing of such Expansion Space will be upon all of the same terms and conditions set forth in this Lease with respect to the Leased Premises (including, without limitation, a provision that the term of its leasing of such Expansion Space will be coterminous with the expiration of the Lease Term for the Leased Premises), except that the Base Rent will be equal to 95% of the fair market rent for comparable buildings in comparable locations and any tenant improvement allowance to be provided to Tenant will be equal to the fair market tenant improvement allowance for comparable buildings in comparable locations. If Tenant leases any additional space pursuant to this section, Landlord and Tenant will enter into an addendum to this Lease reflecting the terms and conditions specified herein for the leasing of such additional space.

     (S)34.    CANCELLATION OPTION.  Tenant will have the right to cancel this
               -------------------
Lease effective as of the end of the fifth year of the Initial Lease Term or effective as of the end of the seventh year of the Initial Lease Term. Tenant's exercise of any such option will be exercised, if at all, by its delivery of written notice to Landlord on or before the date which is at least 180 days prior to the scheduled effective date of such cancellation. Tenant's right to cancel this Lease will be conditioned upon the Lease being in full force and effect, without any default on the part of Tenant, both at the time of Tenant's exercise of such option and at the time of the scheduled cancellation of this Lease. It will be a condition to Tenant's exercise of either such cancellation option (that is, the cancellation option effective as of the end of the fifth year of the initial Lease Term or the cancellation option effective as of the seventh year of the Initial Lease Term) that Tenant pay to Landlord at the same time as it delivers its written notice of the exercise of such cancellation option cash in a sum equal to $2,424,520 (if the exercise of such option is effective as of the end of the fifth year of the initial Lease Term) of $1,789,970 (if the cancellation is effective as of the end of the seventh year of the initial Lease Term). To the extent the Base Rent payable by Tenant hereunder is adjusted pursuant to the provisions of (S)9, 32 or 33 of this Lease, the amount of the aforementioned cancellation penalties will also be adjusted to reflect such Base Rent adjustment in a manner which is consistent with the mode of the initial calculation of the aforementioned cancellation penalties.

     (S)35.    RELOCATION AND PLANNING EXPENSES.  Landlord will provide Tenant
               --------------------------------
with the following allowances: (a) an amount equal to $2.00 per rentable square foot contained within the Leased Premises to defray Tenant's costs of relocating to the Leased Premises; and (b) an amount equal to $1.50 per rentable square foot of space contained within the Leased Premises to defray Tenant's costs of the preparation of space plans and all services and documentation necessary for the completion of construction documents with respect to the Leased Premises. The relocation allowance referred to in clause (a), above, will be paid by Landlord to Tenant on or before September 1, 1996. The space planning allowance referred to in clause (b), above, will be paid by Landlord to Tenant periodically after the date of the parties' execution of this Lease, upon Tenant's presentation to Landlord of invoices indicating the amount of the expenses incurred by Tenant in connection with the preparation of space plans and all construction documents related to the Leased Premises.

     (S)36.    PARKING.  Landlord will provide Tenant with 403 parking spaces,
               -------
of which 25 spaces will be reserved parking spaces for the senior management of Tenant. All such parking will be provided at no additional cost to Tenant. The location of the reserved spaces will be subject to mutual agreement by Landlord and Tenant. The signage identifying the existence of any reserved parking spaces will be consistent in use with the reserved parking signage presently in use at the 300 International Parkway building.

     (S)37.    NONCOMPETITION CLAUSE.  From and after the date of the parties
               ---------------------
execution of this Lease and throughout the Lease Term so long as Tenant remains in possession of the Leased Premises without any default on Tenant's part, should Landlord lease any other space in the Building to any person, firm or corporation engaged in the same or similar type of business as that of Tenant (including vendors or distributors of products of any such person or corporation), then Tenant will have the option at any time thereafter to cancel and terminate this Lease and Tenant will have no further obligation to Landlord hereunder.

     (S)38.    ROOFTOP ANTENNA.  Tenant will have the right, at its expense, to
               ---------------
install, maintain and remove a satellite dish-type antenna on the roof of the Building, so long as the installation thereof does not violate any applicable zoning or building codes or any restrictive covenants applicable to the business park in which the Building is located. The location of any such antennae on the roof of the Building will be subject to the prior approval of Landlord.

     (S)39.    ZONING.  Landlord represents, warrants and covenants as follows:
               ------
(a) the Leased Premises are presently zoned so as to permit the construction and lawful use of the Leased Premises in accordance with the provisions hereof; (b) there are sufficient parking spaces dedicated to the Building so as to comply with all applicable zoning codes; and (c) Landlord's title to the Leased Premises is not subject to any covenant, agreement, reservation, lien, easement, restriction or encumbrance, which would prohibit Tenant from using the Leased Premises in accordance with the terms of this Lease.

     (S)40.    RIGHT OF FIRST REFUSAL TO PURCHASE BUILDING.  If at any time
               -------------------------------------------
during the Lease Term, Landlord receives a bona fide written offer from a third party to purchase the Building ("Third Party

Offer"), which Landlord is willing to accept, then Landlord will notify Tenant thereof and will afford Tenant a period of thirty days in which to elect to purchase the Building on the identical terms and conditions set forth in the Third Party Offer. If Tenant gives Landlord written notice within the aforementioned thirty day period that Tenant so elects to purchase the Building, then Tenant will proceed to purchase the Building from Landlord upon the identical terms and conditions set forth in the Third Party Offer; provided that Landlord can convey good and marketable title thereto, by full warranty deed, such title being insurable by a nationally-known title company at standard rates for an ALTA policy. If Tenant declines to purchase the Building or fails to respond to Landlord's notice within the aforementioned thirty-day period, then Landlord will be free to sell the Building on the terms and conditions set forth in the Third Party Offer; provided, however, that if the Building is not sold within 90 days after the outside date for closing specified in such Third Party Offer, then Landlord will be again obligated to offer the Building for sale to Tenant as hereinabove provided. Notwithstanding anything to the contrary contained herein, Tenant hereby acknowledges and agrees that if the Third Party Offer involves the purchase by such third party of any properly owned by Landlord or any affiliate thereof in addition to the Building, then Tenant, as a condition precedent to its exercise of its right of first refusal hereunder, will similarly be obligated to purchase both the Building and such additional property on identical terms and conditions set forth in the Third Party Offer. In addition, if any brokerage commission is due from Landlord to Commercial First Properties, Inc. as a result of Tenant's purchase of the Building pursuant to the rights granted to it pursuant to this (S)40, then the purchase price payable by Tenant for its acquisition of the Building will be increased by the excess, if any, of any commission so payable by Landlord to Commercial First Properties, Inc., less the amount of any commission payable by Landlord to any unaffiliated real estate broker representing the Buyer under the Third Party Offer, and such excess amount will be paid in cash at closing by Tenant.

     (S)41.    SELF-FUNDING OF TENANT IMPROVEMENTS.  Tenant will have the
               -----------------------------------
option, if it so elects, to directly pay all costs associated with the construction of the improvements to the Leased Premises pursuant to (S)9 hereof. If Tenant desires to self-fund the cost of the construction of such Improvements, it will deliver written notice of such election to Landlord within 30 days after the parties' execution of this Lease. If Tenant fails to deliver such a written election to Landlord within the aforementioned 30-day period, then it will be deemed to have elected not to exercise such option.

If Tenant exercises its option to self-fund the cost of constructing such Improvements within the aforementioned 30-day period, then it will thereafter be obligated to pay all such costs directly to the general contractor constructing such Improvements at the same time and upon the same terms and conditions set forth in the general contractor's contract for the construction thereof, a copy of which will be furnished by Landlord to Tenant. If Tenant so elects to self-fund the cost of constructing such Improvements, the following adjustments will be made in the economics of this Lease:

          (a) Relocation and Planning Expenses.  Landlord will have no
              --------------------------------
obligation to pay the relocation and planning expense allowances to Tenant pursuant to (S)35 hereof, and, to the extent any portion thereof has already been paid to Tenant by Landlord, Tenant will, coincident with its exercise of its self-funding option, reimburse Landlord for the full amount of such previous payments.

          (b) Base Rent.  The Base Rent payable by Tenant pursuant to the Base
              ---------
Rent Schedule attached hereto as Exhibit A will be reduced by $1.75 per rentable square foot for each period of the lease term specified in such Base Rent Schedule

          (c) Cancellation Option.  The cash payments required to be made to
              -------------------
Landlord by Tenant upon its exercise of the cancellation option pursuant to
(S)34 will be reduced to $353,102 (if the exercise of such option is effective as of the end of the fifth year of the initial Lease Term) of $353,633 (if the cancellation is effective as of the end of the seventh year of the initial Lease
Term).

Except as otherwise expressly provided herein, all of the terms and conditions of the Lease will remain in full force and effect in accordance with their terms, notwithstanding Tenant's exercise of its self-funding option pursuant to this (S)41.



              (Signatures and Acknowledgments Appear on Next Page)

                        SIGNATURES AND ACKNOWLEDGMENTS
                        ------------------------------


Landlord and Tenant have executed this Lease as of the date specified in the Lease Summary.

Signed and acknowledged in
the presence of:



                                         LANDLORD:

                                         400 INTERNATIONAL PARKWAY
                                         DEVELOPMENT COMPANY


  /s/ Nova S. Witte                      By: Pizzuti Management Inc.
----------------------------------

 /s/ Cindy L. Smith                      By:     /s/ Richard C. Daley
----------------------------------             -------------------------------
                                             (Name)

                                         Title:  Vice President
                                                ------------------------------

                                         TENANT:
----------------------------------

                                         SEAGATE SOFTWARE STORAGE
----------------------------------       MANAGEMENT GROUP


STATE OF  Ohio                           By:     /s/ Christopher R. Gibson
          ---------------                      -------------------------------
COUNTY OF Franklin                             (Name)
          ---------------
                                        Title:  Vice President, Worldwide
                                                Operations
                                                ------------------------------


Before me, a notary public in and for said state and county, personalty appeared Richard C. Daley, the Vice President of Pizzuti Management Inc., the managing agent of 400 International Parkway Development Company, the Landlord in the foregoing Lease, who acknowledged the signing of the Lease to be his free act and deed on behalf of the Landlord.

Date:  3/13/96                                 Notary Public:  Nova S. Witte
     ----------------


STATE OF   Florida
           -------------
COUNTY OF  Seminole
           ---------------------

Before me, a notary public in and for said state and county, personally appeared Christopher R. Gibson, the Vice President, Worldwide Operations of Seagate Software Storage Management Group, the Tenant in the foregoing Lease, who acknowledged the signing of the Lease to be his free act and deed on behalf of Tenant. (personally known)

Date: Feb. 13, 1996                      Notary Public:  Cynthia D. Griffin
     ----------------

                                         TENANT:

                                         SEAGATE SOFTWARE STORAGE
---------------------------------        MANAGEMENT GROUP


                                         By:  /s/ Donald L. Waite
---------------------------------           ------------------------------------
                                              Donald L. Waite
                                              Executive Vice President, CFO, CAO

                                                                       EXHIBIT A
                                                                       ---------

                               BASE RENT SCHEDULE
                               ------------------

     The monthly and per rentable square foot Base Rent payable by Tenant during the Lease Term will be as set forth in the following schedule:

                                                                    BASE RENT
                                                     MONTHLY       PER RENTABLE
                      LEASE PERIOD                  BASE RENT      SQUARE FOOT
        ----------------------------------------  -------------  ---------------

A.      Initial Lease Term

        10/15/96-10/14/97                            $158,372         $18.85
        10/15/97-10/14/98                            $160,473         $19.10
        10/15/98-10/14/99                            $162,573         $19.35
        10/15/99-10/14/2000                          $164,674         $19.60
        10/15/00-10/14/01                            $166,774         $19.85
        10/15/01-10/14/02                            $168,875         $20.10

        10/15/02-10/14/03                            $170,975         $20.35
        10/15/03-10/14/04                            $173,076         $20.60
        10/15/04-10/14/05                            $175,176         $20.85
        10/15/05-10/15/06                            $177,277         $21.10

B.      First Renewal Term

        10/15/06-10/14/07                            $179,377         $21.35
        10/15/07-10/14/08                            $181,478         $21.60
        10/15/08-10/14/09                            $183,578         $21.85
        10/15/09-10/15/10                            $185,679         $22.10
        10/15/10-10/14/11                            $187,779         $22.35

C.      Second Renewal Term

        10/15/11-10/14/12                            $189,880         $22.60
        10/15/12-10/14/13                            $191,980         $22.85
        10/15/13-10/14/14                            $194,080         $23.10
        10/15/14-10/15/15                            $196,181         $23.35
        10/15/15-10/14/16                            $198,281         $23.60

The total monthly payment due from Tenant during the first twelve months of the Lease Term will be $169,458.04 (consisting of Base Rent of $158,372 and sales tax thereon of $11,086.04).


                                    Initialed and Approved by Tenant:


                                       /s/ CRG  2/12/96
                                    -----------------------------------------

                                                                       EXHIBIT B
                                                                       ---------


                           LIST OF OPERATING EXPENSES
                           --------------------------


The following are those expenses which are included within the definition of "Operating Expenses":

1. Costs of maintaining and repairing (but not replacing) the Building and all common areas serving the Building;

2.    The cost of providing janitorial services to the Building;

3.    The cost of providing security for the Building;

4. Real estate taxes and assessments on the Building, provided, however, that Tenant will not be responsible for the payment as an Operating Expense of the incremental increase in real estate taxes and assessments which is directly attributable to Landlord's sale of the Building to a third party, which, in turn, leads to an increase in the valuation of the Building for tax purposes;

5.    Costs related to the provision of utility services to the Building;

6. The cost of any Building improvement (amortized over the useful life of such improvement in a manner as is consistent with generally accepted accounting principles) which Landlord is required to make as a result of the enactment of any governmental law after the date of the execution of this Lease;

7. The cost of any cost-saving utility devise installed in the Building, but only to the extent of the actual cost-savings obtained therefrom;

8. Insurance premiums for liability and extended coverage insurance policies maintained by Landlord on the Building;

9. Salaries and related costs (including fringe benefits, payroll taxes and a labor overhead charge of not more than 15%) of personnel spending time directly associated with the operation, management and maintenance of the Building, including, without limitation, those paid to any on-site assistant property management or maintenance personnel;

10.   Any assessments imposed by any property owners association;

11. A property management fee of 1.5% of all Base Rent and Excess Expense Payments payable by Tenant hereunder;

12. A contingency/replacement reserve of $.05 per rentable square foot contained within the Leased Premises;

13. Accounting, legal and other professional services rendered in connection with the operation, management and maintenance of the Building; and

14. All other costs related to the operation, management and maintenance of the Building which are considered to be operating expenses under generally accepted accounting principles.

For the purposes of this Lease, "Controllable Expenses" will mean those expenses referred to in (P)(P)'s 8 through 13, above.

The following are those expenses which are excluded from the definition of "Operating Expenses":

A.    Landlord's debt service on any financing related to the Building;

B.    Franchise or income taxes payable by Landlord;

C. Salaries, employee benefits and payroll taxes for offsite, executive or managerial personnel of Landlord;

D.    Costs of all tenant improvements;

E.    Leasing commissions;

F. Attorney's fees incurred by Landlord in prosecuting any eviction or other legal action against any tenant in the Building; and

G. The portion of any cost or expense for which Landlord is entitled to reimbursement by insurance proceeds, condemnation awards, payments by other tenants or any other sources;

H. The cost of performing additions, alterations, improvements or individual services for other tenants or vacant or vacated space (including, without limitation, the repair and/or replacement of the roof over other tenant's premises;

I. Any payments required in connection with any ground lease encumbering the Building;

J. Costs and expenses of enforcing lease provisions against other tenants in the Building, including, without limitation, legal fees associated with such enforcement efforts;

K. Costs and expenses resulting from a violation by Landlord of the terms of any lease of space in the Building or of any ground lease or a mortgage to which this Lease is subordinate;

L. Costs for the repair of any part of the Building which was defectively designed or constructed;

M. Costs associated with the removal and clean-up of hazardous waste and toxic substances or compliance with hazardous waste laws if such costs are not attributable to the activities of Tenant or anyone claiming by, through or under Tenant;

N. Any increase in insurance premiums to the extent that such increase is caused by or attributable to the use, occupancy or act of another tenant in the Building;

O. The cost of any repair to the building made by Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building;

P. The cost of any additions or capital improvements made to the Building relating to Landlord's responsibility to comply with the Americans with Disabilities Act, including all regulations relating thereto;

Q. Except for the management fee referred to in subparagraph 12 of this Exhibit B, any overhead, managerial, administrative or supervisory costs or expenses related to the operation and maintenance of the Building; and

R. All costs for any items which, under generally accepted accounting principles, would be capitalized, depreciated or amortized, regardless whether said items are leased, financed or purchased (other than those specifically included within the definition of "Operating Expenses" in this Exhibit C).

Operating Expenses shall be computed for each calendar year during the Lease Term based upon the accrual method of accounting. If the Building is ever less than 95% occupied, then Operating Expenses shall be calculated as if the Building had been 95% occupied and the results shall constitute Landlord's Operating Expenses for such calendar year for all purposes of this Lease. In order to be treated as an Operating Expense for the purposes of this Lease, any cost or expense incurred by Landlord must be reasonably incurred and must be reasonable in amount for comparable buildings and comparable services in the greater Orlando metropolitan area.

                                    Initialed and Approved by Tenant:

                                    /s/ CRG 2/12/96
                                    --------------------------------------------

                                                                       EXHIBIT C
                                                                       ---------


                             RULES AND REGULATIONS
                             ---------------------


1. No sign, placard, picture, advertisement, name or notice visible from outside the Premises shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord, using materials of Landlord's choice and in a style and format approved by Landlord.

2. Tenant must use Landlord's blinds in all exterior and atrium window offices. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided by Landlord and shall consist exclusively of the display of the name and location of tenants only; Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the Janitor or any other employee or any other person.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. Any freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects, if such objects are considered necessary by Tenant, as determined by Landlord, shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical that may be transmitted to the structure of the Building or to any space therein to such degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air conditioning other than supplied by Landlord.

12. Tenant shall not waste electricity, water on air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating, air conditioning and lighting to comply with any governmental energy saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust control. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 8 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Tenant shall pay the cost of replacing any security cards provided by Landlord. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person, Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirety shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods of merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided for in Tenant's Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except to install normal wall hangings. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent same.

23. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted by any tenant on the Premises, except that use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of microwave shall be permitted, provided that such equipment and its use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

27. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31. In the event Tenant fails to deliver to Landlord its keys to the Premises upon termination of Tenant's right to possession under the Lease, or Tenant's vacating of the Premises, the cost of replacing the locks and keys shall be borne by Tenant.

32. Bicycles, motorbikes and motorcycles are prohibited within the Building and must be keep in designated parking areas.

33. No pets or other animals of any type whatsoever are permitted in the Building at any time.

34. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

35. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

36. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

37. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.


                                    Initialed and Approved by Tenant:

                                    /s/ CRG 2/12/96
                                    -------------------------------------------

                                                                       EXHIBIT D
                                                                       ---------

                            BUILDING SPECIFICATIONS
                               PIZZUTI HEATHROW
                           PROPOSED OFFICE BUILDING


1.00   PROPOSAL PARAMETERS

2.00   SITE WORK

3.00   CONCRETE

4.00   MASONRY (N.I.C.)

5.00   METALS

6.00   WOOD AND PLASTICS

7.00   THERMAL AND MOISTURE PROTECTION

8.00   DOORS, WINDOWS AND GLASS

9.00   FINISHES

10.00  SPECIALTIES

11.00  EQUIPMENT

12.00  FURNISHINGS

13.00  SPECIAL CONSTRUCTION (N.I.C.)

14.00  CONVEYING SYSTEMS

15.00  MECHANICAL

16.00  ELECTRICAL

                                                                       EXHIBIT D
                                                                       ---------

1.00   PROPOSAL PARAMETERS FOR 400 INTERNATIONAL PARKWAY

1.03   BUILDING LAYOUT

       A.   Site Planning

            1. The building has been situated to maximize the use of the site and provide maximum visibility from the entrance roads.

            2. 403 employee parking spaces have been provided on grade for the Heathrow site.

            3. A loading dock area and 2 short term service vehicle spaces will be provided.

       B.   Footprint

            1. The total leasable square footage is 100,821 sq. ft. The gross square footage is 104,497.

            2. The building has allowed for maximum efficiency in the layout. Bay spacing is 30'-0".

2.00   SITE WORK

2.01   EARTHWORK

       A. The proposed Heathrow site does not require any significant import/export of earth material and is therefore balanced. The site should not require any significant dewatering.

       B. The excavation, stripping and stockpiling of topsoil and compaction of soils will be performed in accordance with standard building codes.

       C.   A standard spread footing foundation system has been included.

2.02   SITE DRAINAGE AND UTILITIES

       A. The storm drainage system is a sheet drain system, which will flow to several catch basins located in the drive lanes and then will be distributed to the retention pond located to the northwest of the property.

                                                                       EXHIBIT D
                                                                       ---------

2.03   PAVING AND SURFACING

       A. The vehicular drives and parking surfaces were priced with 1" asphalt in parking stalls and 2" asphalt in roadway areas. Included is 6" header curb. Concrete shall be 3,000 PSI.

       B. A 5' wide sidewalk has been included at appropriate walkpaths around the building as required for egress. Concrete shall be 3,000 PSI with non-slip broom finishes.

2.04   LANDSCAPING & IRRIGATION

       A.   The Pizzuti team has included landscaping and irrigation system.

3.00   CONCRETE

3.01   BUILDING FRAME

       A. The Pizzuti team has included structural concrete for the building frame. Concrete shall be 4000 psi. The building shall be supported by a shallow footing foundation system.

       B.   We have included a 4" slab-on-grade with 6 x 6 10/10 wire mesh.

3.02   ARCHITECTURAL PRECAST

       A. The Pizzuti team has included architectural precast concrete panels for the exterior skin of the proposed building. The panels will have returns at the curtainwall and punched window openings.

       B. The proposal included 6" thick panels with 3/4" deep reveals. The face mix will provide a color to compliment the Heathrow site.

4.00   MASONRY (N.I.C.)

5.00   METALS

5.01   MISCELLANEOUS IRON

       A. Miscellaneous iron supports necessary for toilet partitions, precast panels etc. have been included in this proposal.

       B. Decorative handrails have been included at the second floor balcony as well as at the exterior balconies.

                                                                       EXHIBIT D
                                                                       ---------

6.00   WOOD AND PLASTICS

6.01   CARPENTRY

       Carpentry Materials: All carpentry materials included are appropriate for the application within industry guidelines and common Class "A" office criteria.

6.02   ARCHITECTURAL WOODWORK

       A.   General Woodwork Requirements:

            1. General Standard Comply with applicable Architectural Woodwork Quality Standards" by AWI. "Premium Grade".

            2.   Interior Woodwork:

                 a. Comply with AWI 300, 600, 700 and 800 series standards, as applicable to standing and running trim, shelving, ornamental and miscellaneous items.

                 b. Backprime woodwork which is to be painted, on surfaces
                    concealed after installation, with oil-base wood primer paint.

            3. The Pizzuti team has included granite vanity tops at each men's and women's public restroom.

            4. Hardware; Cabinet and Miscellaneous: Provide hardware as required for architectural woodwork.

7.00   THERMAL AND MOISTURE PROTECTION

7.01   WATERPROOFING AND DAMPROOFING

       A.   Damproofing and Moisture Barriers:

            The proposal contains a water repellant coating applied to the architectural precast.

7.02   THERMAL INSULATION

       A.   General Building Insulation:

            1. Extruded Polystyrene Insulation Board: Provide Styrofoam or equal.

                                                                       EXHIBIT D
                                                                       ---------


            2. Mineral Fiber Insulation Blanket: 1.5 lb. minimum density, R11 minimum, flexible blanket or semi-rigid sheet.

                 a) Tape joints, ruptures and thermal edges of vapor-barrier faces with adhesive vapor-barrier type, to form a completed sealed vapor barrier.

            3. Building insulation to be provided to meet requirements of the 1991 Florida energy code.

       B.   Roof Insulation:

            1. An average R value of 20 will be provided which will be achieved with light weight insulating concrete.

7.03   ROOFING

       A.   Built-Up Roofing System:

            1. Guarantee: Manufacturers standard 10-year guarantee of water tightness.

            2. A 4 ply Build-Up roof has been included in the proposal. Applied per manufacturer recommendations to comply with local codes and wind uplift requirements to include:

                 a) Flashing: Metal flashing as provided by roofing manufacturer.

                 b)   R-20 insulating light weight concrete.

       B.   Metal Roofing

            1.   A standing seam metal roof has been included at the rotunda.

8.00   DOORS, WINDOWS AND GLASS

8.02   ALUMINUM WINDOW WALL

       A. The Pizzuti team has provided a punched window and curtainwall system with a 2-coat (non-XL) paint finish. The system is composed of 1/4" tinted, reflective glass at all glazing systems with 1/4" spandrel glass, as required.

       B. The glazing and installation of the window wall system will be completed in accordance with the standard building codes.

                                                                       EXHIBIT D
                                                                       ---------

8.03   HOLLOW METAL WORK

       A. Standards: Comply with the requirements of Steel Door Institute "Recommended Specification for Standard Steel Doors and Frames" (SDI-1000).

       B. Manufacturer: A recognized producer of hollow metal work complying with the requirements probable manufacturers include CERCO Corp., Republic Steel and Steelcraft.

       C. Fire-Rated Assemblies: Units that display appropriate UL or FM labels for fire-rating indicated.

       D. Hollow metal units will be prepared to receive mortised and concealed finish hardware, including cutouts, reinforcing, drilling and tapping, complying with ANSI A 115 "Specifications for Door and Frame Preparation for Hardware".

       E. Shop paint exposed surfaces to hollow metal units, including galvanized surfaces, using manufacturer's standard baked-on rust inhibitive primer.

       F.   Doors:  Provide 18 gauge, flush type 1-3/4" doors.

       G.   Frames:

            1) Provide hollow metal frames for doors, transoms, sidelights, borrowed lights, and other openings as indicated.

            2) Prepare frames to receive 2 silencers on strike jambs of single-swing frames and on heads of double-swing frames.

            3) Interior door frames shall be 18 gauge hollow metal with corners welded, mitered and ground smooth.

            4) Exterior door frames shall be hollow metal, 16 gauge welded, mitered and ground smooth.

8.04   WOOD DOORS

       A. The Pizzuti team has included plain sliced, red oak 5-ply wood doors and associated hardware for the project as follows:

                                                                       EXHIBIT D
                                                                       ---------

8.05   ENTRANCE DOORS

       A. Standards: "Entrance Manual" by NAAMM and other standards and recommendation by NAAMM, AAMA, AA and NBHA apply to the work, except as otherwise indicated.

       B.   The lobby entry will be provided with entrance doors.

8.06   BUILDERS HARDWARE

       General Hardware Requirements

       A.   The tenant doors will be furnished with latch sets only.

       B.   Finished Hardware:

            Provide closers, kick and push plates where required by code.

9.00   FINISHES

9.01   GYPSUM DRYWALL

       A. Interior Partitions: Minimum 5/8" drywall both sides on metal studs. Partitions shall extend from floor to finish ceiling except fire rated assemblies which shall extend to underside of roof. Partitions on all sides of public restrooms shall extend to underside of ceiling above.

       B. Sound attenuation blankets: Semi-rigid mineral fiber without membrane.

       C. All drywall on the tenant floors will be finished ready for paint. Painting of tenant floor drywall will be performed under tenant buildout.

9.02   ACOUSTICAL CEILINGS

       A. Acoustical ceiling grid and tile will be considered in base building.

       B.   Materials

            1) Lay-in Acoustical Panels: Ceilings shall be 24" x 24" lay in mineral fiber tile, regular edge, "Cirrus" on exposed regressed tee suspension system as manufactured by Armstrong or approved equal.

                                                                       EXHIBIT D
                                                                       ---------


            2) Provide one layer of three pound density batt type insulation, 2' each side of partitions.

            3)   Clear Ceiling Height:  9'-0" A.F.F. (concrete).

            4) Suspension System: As required to support acoustical units, fixtures and other components.

9.03   TILE WORK

       A. Ceramic tile is to be installed at all wet walls (full height) and floors in public restrooms.

       B.   A segmented granite floor is to be installed at entrance lobby.

9.04   RESILIENT FLOORING (To Be Provided In Tenant Buildout)

       A. The building shall have 12" x 12" VCT tile equal to Armstrong Stonetex. The VCT tile was included at paper storage, lunch/vending, loading area, storage & trash areas.

       B. Rubber Base shall be 2 1/2" high, 1/8" gauge, equal to Roppe rubber base.

9.05   PAINTING

       A.   Painting and finishing of interior and exterior items and surfaces.

            1. All exposed surfaces are to be painted. A total dry film thickness of not less than 2.5 mil. for the entire coating system of prime and finish coat for 2-coat work will be provided.

            2. Walls to be painted are to receive a flat latex finish coating system.

            3.   Trim to be painted is to receive a semigloss finish.

            4.   Floor sealer shall be applied to mechanical rooms.

9.07   CARPETING (To be provided in tenant buildout)

       A.   Carpet has been included in the first floor exit corridors.

10.00  SPECIALTIES

                                                                       EXHIBIT D
                                                                       ---------

10.01  LAMINATED PLASTIC TOILET PARTITIONS

       A. Toilet partitions shall be laminated plastic ceiling hung-type by Mid-South Manufacturing Company or equal.

       B. Hardware and Accessories: Manufacturer's standard, heavy duty operating hardware and accessories, not-ferrous cast alloy with chrome finish.

       C. The toilet partitions are to be installed with toilet accessories at all restrooms.

10.02  TOILET ACCESSORIES

       A. Manufacturer: Provide toilet accessories as manufactured by Bobrick Corporation.

       B. Materials: Furnish units fabricated of materials and finished as follows:

            1.   Stainless Steel, AISI Type 302/304.

       C.   Accessory Schedule:

            1.   For each lavatory-undercounter soap dispenser.

            2.   In each toilet stall - dual toilet tissue dispenser.

            3. In each women's toilet - recessed mounted feminine napkin disposal.

            4. In each women's restroom - recessed feminine napkin-tampon dispenser.

            5. Above each lavatory counter - 3/8" polished plate glass full length wall mounted mirror.

            6. In each public restroom - combination towel dispense and waster receptacle.

10.04  FIRE EXTINGUISHER CABINETS

       A. Cabinets: Fire extinguisher cabinets as required by local fire department regulations.

10.05  IDENTIFYING DEVICES

       A. Site Signage: Monument sign at site entry. Site directional signage as required to insure proper traffic distribution.

                                                                       EXHIBIT D
                                                                       ---------

       B.   Building Signage:  Lobby Directory.

       C.   Identifying devices will be provided under the tenant buildout.

11.00  EQUIPMENT

11.01  LOADING DOCK EQUIPMENT

       A.   Scissor Lift:  Manufacturer's standard units.

            1. A on-grade scissor lift has been provided for a means to load/unload delivery trucks.

12.00  FURNISHING

12.01  WINDOW TREATMENTS

       A.   Horizontal Blinds:

            1. Manufacturer's standard vertical lifting and horizontal tilting unit, Provide 1" narrow slats.

            2.   Blinds to be Levelor or equal.

       B.   Blinds to be installed at all tenant windows.

14.00  CONVEYING SYSTEMS

14.01  PASSENGER ELEVATORS

       A. General: Two (2) 3,500 lb. capacity hydraulic passenger elevators, equal to a Dover Seville 35, shall be provided.

       B.   Included are the following features for the passenger elevators:

                 a.   Speed:                125 FPM
                 b.   Car Platform:         7'-0" x 6'3"
                 c.   Door Size:            3'-6" x 7'-0" (center opening)
                 d.   Hoistway Entrance:    Baked enamel

                                                                       EXHIBIT D
                                                                       ---------

       C.   Signals:

            a.   Car Position indicator in car (2)
            b. Corridor car direction indicator with gon hall lantern each door.
            c.   Car call registered lights.
            d.   Corridor call registered lights (2) risers.
            e.   Two operator swing front return panels inside each car.
            f.   Alarm button in each car.
            g.   Emergency stop switch in each car.
            h.   Locked panel for independent operation.

14.02  SERVICE ELEVATOR

       A. General: Service elevator to open to a service vestible shielded from main circulation. One (1) 4,500 lb. capacity hydraulic service elevator, equal to a Dover Continental 45, to be provided.

       B.   Included are the following features for the service elevator:

            a.        Speed:                125 FPM
            b.        Car Platform:         6'-0" x 8'-9"
            c.        Door Size:            4'-0" x 7'-0" (2 speed/side opening)
            d.        Hoistway Entrance:    Baked enamel

       C.   Elevator Car:

            1. Code: The elevator car shall be in strict conformity with the regulation of the ANSI Code and shall have Fire Safety Controls.

            2.   Applied Panels:  Removable wall panels.

            3.   Floor:  Bolted aluminum diamond-plate floor.

15.00  MECHANICAL

15.01  MECHANICAL GENERAL

       A.   Regulations and Requirements:

            1. All work will comply with all applicable local, state and federal regulations.

                                                                       EXHIBIT D
                                                                       ---------

            2. Work shall comply with the appropriate requirements of the following standards: ASHRAE, NEC (NFPA 70), Life Safety (NFPA
                 101), handicapped Code (ANSI A1171), Installation of Air Conditioning & Ventilating Systems (NFPA 90A) and 1985 Edition of the SMACNA HVAC Duct Construction Standards and the 1982 Edition of the SMACNA Testing, Adjusting and Balancing of HVAC Systems.

            3. All work shall comply with the building codes, mechanical codes, and plumbing codes currently in effect, as well as with local amendments to and interpretation of these codes.

15.02  HVAC

       A.   Mechanical System Requirements

            1. The mechanical system shall meet and comply with all applicable codes and standards.

                 a. Included in the proposal is an air-cooled water chilled HVAC system for the project. The two (2) 150 ton air-cooled water chillers will be located on the roof. The system includes building shell air distribution through main trunk line feed as well as perimeter slot diffusers.

            2.   Heating, Ventilating and Air Conditioning Systems

                 *    Two (2) 150 ton air cooled chillers located on the roof.
                 *    Two (2) chilled water pumps.
                 *    Chilled water distribution piping to air handlers.
                 * One (1) air handler per floor and one (1) 100% outside air handler in penthouse.
                 * Galvanized duct system for supply air toilet exhaust, outside air, and atrium exhaust.
                 *    Two (2) atrium exhaust fans with roof curbs.
                 *    Two (2) toilet exhaust fans with roof curbs.
                 *    Air distribution in core area only.
                                                    ----
                 *    Direct digital control system with pneumatic operators.
                 *    Water treatment of closed chilled water loop.
                 *    Two (2) outside air intake louvers.
                 * Storm drainage system for building consisting of 6 roof drains, 6 vertical rain leaders to 5'-0" outside of building.
                 *    Typical core restrooms on four floors.

                                                                       EXHIBIT D
                                                                       ---------

                 a. The system shall provide separate control zones for every 1200-1500 square feet (approximate average size; some zones will be smaller). Exterior zones shall be capable of providing heating.

                 b. All ductwork will be constructed of sheetmetal per SMACNA standards and shall be insulated.

       B.   Testing & Balancing

            1. An independent test and balance agency will perform a complete test, balance and adjustment of the new and existing HVAC systems. Test and balance company shall be AABC accredited or NEB.

            2. A complete test and balance report shall be submitted to the tenant's representative to review.

            3.   Test and balance will have a one (1) year warranty.

       C. The following HVAC equipment and equipment shall be furnished, fabricated and installed in compliance with the standard building codes.

                 a.   Ductwork
                 b.   Duct Insulation
                 c.   Air Distribution Devices (P.I.U. and V.A.V. Boxes)
                 d.   HVAC Piping
                 e.   Pipe Insulation

       D. In general, the system shall be installed complete through the terminus of VAV boxes within the base building, with run-outs to be provided under tenant buildout.

15.03  PLUMBING

       A.   Piping

            1. Complete systems of cold and hot water piping and accessories so that all fixtures and water-using equipment in the building will be furnished with a water supply.

            2. All domestic water piping shall be type "L" hard drawn copper. Fittings shall be wrought, with 95/5 non-lead-bearing solder joints.

                                                                       EXHIBIT D
                                                                       ---------

            3. All sanitary and vent piping above grade shall be hubless cast iron with joints of neoprene sleeves and stainless steel cover and bands, or type DWV copper with 95/5 non-lead bearing solder joints.

            4. All sanitary and vent piping below grade shall be DWV PVC with solvent weld joints.

       B.   Piping Insulation

            1. Domestic Water Piping Insulation: After the system has been tested and accepted, all new hot piping whether in wall chases or above the ceiling (except piping run exposed to fixtures) shall be insulated with glass fiber preformed pipe insulation.

            2. Horizontal roof drain piping shall be insulated with 1 1/2" blanket fiberglass insulation.

       C.   Tests and Inspections

            1. All piping shall be tested in accordance with the standard building codes.

       D.   Plumbing Fixtures

            1.   All fixture colors shall be white.

            2. Acceptable Manufacturers: Plumbing fixtures by American Standard, Kohler, Crane or Eijer. Fixture carriers by Ancon, Josam, Smith, Wade or Zurn. Fixture supplies and tailpieces and p-traps by McGuire or Brasscraft. Flush valves by Sloan or Zurn.

15.04  FIRE PROTECTION

       A.   System Requirements

            1. Sprinkler Systems shall comply with requirements of the Standard Codes and NFPA 13, including all local amendments and interpretations.

            2. General office areas be sprinklered in accordance with NFPA 13 requirements for Light Hazard Occupancies in office areas and Ordinary Hazard Group 2 Occupancies for storage areas. Heads shall be turned up in general office areas.

            3.   A 50 hp electric fire pump has been included.

                                                                       EXHIBIT D
                                                                       ---------

       B.   Design Requirements

            1. Sprinkler contractor shall perform water flow test to determine adequate water flow for hydraulically sizing fire lines.

            2. All piping is to be hydraulically sized for the available water supply based on sprinkler demands.

       C. All materials and installation shall be in compliance with the standard building codes.

16.0   ELECTRICAL

       Pizzuti proposes to provide material and labor for the electrical installation as required by the design criteria. All work shall comply with applicable electrical codes per NFPA 70. (National Electrical Code) and local electrical inspection authorities within the guidelines of the Florida Statutes (Chapter 471) and the Florida Administrative Code (Chapter 21-H).

SCOPE OF WORK:

       The work covered by this Division consists of providing all equipment, material and labors required for a complete installation of the Electrical Work inclusive of, but not limited to, the following items:

       16010  Basic Electrical Requirements
       16050  Basic Electrical Materials and Methods
       16100  Raceways, Boxes and Enclosures
       16120  Wires and Cables
       16143  Wiring Devices
       16170  Circuit and Motor Disconnects
       16190  Supporting Devices
       16195  Electrical Identification
       16420  Service Entrance
       16450  Transformers
       16470  Panelboards
       16478  Surge Protection
       16481  Motor Controllers
       16500  Lighting Fixtures
       16670  Lightning Protection System
       16721  Fire Alarm System
       16760  Telecommunications System

                                                                       EXHIBIT D
                                                                       ---------

BASIC ELECTRICAL REQUIREMENTS

       1. Submittals will be provided for all major equipment and materials to ensure compliance with specifications.

       2. Electrical installation to be coordinated with respect to other trades.

       3. Electrical permit and inspection costs will be provided for the County of Seminole.

       4. Project clean-up of electrical debris resulting from Division 16 installation as required to a designated on-site location.

       5. Coordination with Florida Power Corporation for project service requirements.

       6. Maintenance manuals (2) will be provided for manufactured systems at time of project completion.

       7. One (1) year warranty for labor and materials thirty (30) days warranty for lamps.

BASIC ELECTRICAL MATERIALS AND METHODS

       1. All work to be performed in a neat and professional manner in compliance with the project specifications.

       2. Conduit penetrations through fire rated walls and partitions to be sealed with 3M #CP 25 caulk or similar method acceptable to local jurisdiction having authority.

       3. Standard electrical commodity items such as outlet and junction boxes, pull boxes, conduit, devices, etc. will be provided by various manufacturers as needed based upon availability and demand at the time of order placement. All materials provided to this project will be U.L. listed and furnished to specification requirements.

RACEWAYS, BOXES AND ENCLOSURES

       1.   EMT to be 1/2" minimum with die-cast, set-screw type fittings.

       2. PVC conduit to be 3/4" minimum schedule 40 installed below grade in concrete slabs. Maximum size conduit to be installed in the slab to be limited to 1" trade size. Schedule 80 PVC to be installed in exposed locations where subject to damage and outdoor locations where exposed to weather conditions.

       3. RMC conduit to be provided for installation to the fuel tanks per NEC requirements.

       4. Flexible metallic conduit to be provided as 3/8" trade size for termination to lighting fixtures and 1/2" minimum for equipment connections. Liquid tight flexible metallic conduit will be provided for wet locations.

       5. ENT, electrical nonmetallic tubing, will be provided for installation in the Office Building for branch power and lighting circuits.

       6.   Sheet metal enclosures will be provided as required or necessary.

                                                                       EXHIBIT D
                                                                       ---------

WIRES AND CABLES

       1. All services and feeder circuits 100 amps and greater to be provided as aluminum conductors sized #1 AWG and larger in compliance with the Florida Electrical Code, Notice "K". All other circuit wiring to be provided as 98% copper.

       2.   Conductor insulation to be THHN/THWN rated at 600 volt.

CIRCUIT AND MOTOR DISCONNECTS

       1. Disconnect switches to be provided as General Duty, not-fused type with voltage ratings and NEMA classification as required to serve the equipment load.

       2. Fusible disconnects will be provided as Heavy Duty type with RK5 rejection type fusing.

SUPPORTING DEVICES

       1. Electrical items to be supported from the building structure in compliance with NEC requirements for a secure installation by utilizing power actuated supporting devices, expansion anchors, straps and/or other devices specifically designed for the task.

       2.   The wrap support to be used for loose cable.

       3. Support for installation of raceways under accessible floor panels to be provided by the flooring contractor or others.

ELECTRICAL IDENTIFICATION

       1. Feeder circuits will be identified at the source and termination points by self-adhesive marking tape.

       2. Engraved, plastic laminated labels will be provided for switchboards, equipment panels, control panels, disconnect switches, contactors, transformers, etc.

       3. Systems outlet boxes installed in accessible areas will be color coded by use of permanent markers or spray paint.

       4. Informational/Caution signs for entries into electrical equipment rooms.

       5. Line marker to be installed for underground service conduit installations.

SERVICE ENTRANCE

       1.   Main distribution to be 2,500 A, 480/277v, 3 phase, 4W.

       2.   All bussing to be 98% copper.

                                                                       EXHIBIT D
                                                                       ---------

TRANSFORMERS

       1. Transformers will be provided at standard manufacturers ratings for rate of rise and top configurations. No special conditions have been applied to these units such as shielding or "K" factor ratings.

       2. Where possible, all primary and secondary conduit terminations will be stubbed up into the bottom of the transformer rather than flexible connections on the outside of the enclosure.

PANEL BOARDS

       1. All 208v panelboards to be based on 225 A fully bussed 42 circuit panels.

       2. All 480v panelboards shown as serving transformers for 208v loads are to be provided as 400 A fully bussed 42 circuit panels. Standard KAIC ratings will be provided at 42KAIC for 480 volt and 10KAIC for 208 volt panels pending confirmation from the local Utility.

SURGE PROTECTION

       1. Transient Voltage Surge Suppression (TVSS) will be provided for each main service over current protective device.

MOTOR CONTROLLERS

       1. All motor starters, variable frequency drives and other controlling devices that may be required for equipment being provided by others will be furnished and installed by the respective trade contractor.

LIGHTING FIXTURES

       1.   Parabolic 2 x 4 fixtures at the rate of (1) per 80 SF.

       2. Exit lighting provided as required for safe egress and base of 10% of the total building fixtures to be provided with emergency ballasts.

       3.   Strip lighting provide for closet and mechanical areas.

       4. Fixtures for tenant areas to be job pallotized and placed on floor for future installation by others.

       5. All fixtures to be considered as pre-lamped and pre-whipped with energy saving ballasts and type T-8 lamps.

SITE LIGHTING

       1. Average maintained illumination level of one (1) foot candle for site area.

                                                                       EXHIBIT D
                                                                       ---------

PACKAGED ENGINE GENERATOR SYSTEM

       1.   One (1) 100 kw Emergency Generator unit.

       2.   Provide weatherproof enclosure.

       3. Remote annunciator provided with monitor located in the area of the main lobby.

       4.   Provide critical silencer.

       5.   Genset mounted control panel.

       6.   Genset mounted main disconnect circuit breaker.

       7.   200 gallon double wall skid base mounted fuel tank provided.

       8. Pending Utility verification, all interrupt ratings to be based upon standard 42KAIC for 480 volt equipment.

LIGHTNING PROTECTION SYSTEM

       1. Lightning Protection System per NFPA78 and UL96A for a Master Label system.

FIRE ALARM SYSTEM

       1. Provide fire alarm system for a four story shell building per federal ADA, NFPA 72 and local requirements with provisions for future tenant occupancy.

       2. Contacts provided for outside monitoring services provided by others.

TELECOMMUNICATIONS SYSTEM

       1. An empty raceway system to plenum areas will be provided for Telephone and Communications systems. All systems components, devices, cabling and terminations to be furnished and installed by others.

                                                                       EXHIBIT E
                                                                       ---------


                         CONSTRUCTION MILESTONE DATES
                         ----------------------------

The following dates are those Construction Milestone Dates referred to in (S)9 of the Lease, with respect to the preparation, submission and approval of the preliminary specifications and the Final Plans:

     . Tenant's delivery to Landlord of its preliminary requirements for the Improvements - thirty days from date of lease execution.

     . Tenant's approval of the preliminary specifications and floor plans - April 1, 1996. (assumes Landlord's delivery of the same to Tenant by March 18, 1996).

     . Tenant's approval of the Final Plans for Improvements - May 3, 1996. (assumes Landlord's delivery of the same to Tenant on or before April 19, 1996).

     . Tenant's selection and approval of all interior finishes (carpets, wallcoverings, etc.) - May 3, 1996.



                                    Initialed and Approved by Tenant:

                                    /s/ CRG 2/12/96
                                    --------------------------------------------

                                                                       EXHIBIT F
                                                                       ---------


         FORM OF SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT
         --------------------------------------------------------------



                                    Initialed and Approved by Tenant:

                                    --------------------------------------------

                                                                       EXHIBIT F
                                                                       ---------


            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT is made as of this _____day of _______________, 1996, between _________________________ ("Tenant"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("Lender").


                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Tenant is the lessee under the lease (the "Lease") dated as of _________________, as amended, covering approximately _____________ square feet of space located in________________________________________________________ (the
"Demised Premises") and more particularly described in the Lease; and

     WHEREAS, Lender has made or will make a loan to _____________________________________________________________, a North Carolina
__________________________, the owner of said _________________________
("Landlord"), in the principal amount of up to $_______________ (the "Loan"), as evidenced by notes in said principal amount (the "Note") and secured by a Deed of Trust and Security Agreement and an Assignment of Rents, Leases and Profits on the premises described on Exhibit A attached hereto and incorporated herein
                             ---------
by reference (the "Property") (collectively, the "Security Documents"); and

     WHEREAS, Lender is willing to agree that Tenant's possession of the Demised Premises shall not be disturbed as a result of a foreclosure of the Security Documents or a transfer in lieu of foreclosure, so long as Tenant is not in default under the Lease and provided Tenant subordinates the Lease to the lien of the Security Documents and attorn to the purchaser at the foreclosure and recognizes said purchaser or transferee as lessor under the Lease.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Tenant do hereby mutually covenant and agree as follows:

     3.   SUBORDINATION.  Tenant hereby subordinates the Lease, all extensions,
          -------------
modifications and renewals thereof, and all Tenant's rights and interests thereunder, to the Security Documents and the Lien thereof, and to all modifications, renewals and extensions of same, to the extent of all advances heretofore or hereafter made to Landlord secured by the Security Documents.

     4.   NON-DISTURBANCE AND ATTORNMENT.  Provided Tenant complies with the
          ------------------------------
Agreement and is not in default (beyond any period of time given Tenant to cure) as of the date Lender commences foreclosure proceedings or accepts a deed in lieu of foreclosure, or at time thereafter, then no default under the Security Documents, as modified, extended, increased, spread or consolidated and no proceeding to foreclose the same or other acquisition of the Demised Premises (whether the deed in lieu of foreclosure or otherwise) by Lender or other third party will disturb Tenant's possession. Any purchaser at foreclosure and their successors and Lender will recognize the Lease in it's entirety, including, without limitation, all of Tenant's purchase and renewal options hereunder. Notwithstanding any such foreclosure or other acquisition of the Demised Premises (whether by deed in lieu of foreclosure or otherwise) by Lender or any third party, Tenant shall attorn to Lender or such third party, and the Lease will be recognized as a direct lease from Lender or any other party acquiring the Demised Premises upon the foreclosure sale or other such acquisition, except that Lender, or any subsequent owner, shall not (a) be liable for any previous act or omission of Landlord under the Lease, (b) be subject to any offset, claim or defense which shall have accrued against Landlord, (c) have any obligation with respect to any security deposited under the Lease unless such security has been physically delivered to Lender, or (d) be bound by any previous modification of the Lease or by any previous prepayment of rent for a period greater than one (1) month In advance of its due date under the Lease, unless such modification or prepayment shall have been expressly approved in writing by Lender. Lender hereby expressly recognizes and agrees to be bound by all renewal and purchase options contained in the Lease.

     5.   FURTHER ASSURANCES.  Tenant will, upon request by Lender or any
          ------------------
subsequent owner, execute a written agreement in the form of this Agreement in which Tenant will attorn to Lender or any such subsequent owner and will affirm Tenant's obligations under the Lease and agree to pay all rentals and charges then due or to become due as they become due to Lender or such subsequent owner; provided that such subsequent owner recognizes Tenant's interest under the Lease and agrees not to disturb Tenant's possession of the Demised Premises.

     6.   NOTICES TO LANDLORD.  From and after the date hereof, Tenant shall
          -------------------
send to Lender a copy of any notice or statement of default under the Lease or of intent to assign or sublet any portion of the Demised Premises at the same time such notice or statement is sent to Landlord under the Lease.

     7.   TERMINATION OF LEASE.  Tenant will not terminate, nor seek to
          --------------------
terminate the Lease by reason of a default under the Lease, or exercise any right under the Lease to make deductions from or reduction in rental payments, until Tenant shall have given written notice of such default to Lender as hereinafter provided. Tenant will allow Lender thirty (30) days from its receipt of said notice within which Lender shall have the right, but shall not be obligated, to remedy such act, omission or other default and Tenant will accept such performance by Lender; provided, however, if the act, omission or
                                   --------  -------
other default cannot with due diligence be remedied within such thirty (30) day period, then lender shall have a reasonable time in which to remedy the same provided Lender proceeds with due diligence to complete the remedy thereof.

     Notwithstanding the foregoing, Tenant shall have the right without prior notice to Lender to make repairs if Tenant determines in good faith that a bona fide emergency precludes the giving of such notice. In the event of such an emergency, Tenant may present to Landlord a demand for reimbursement to the extent permitted under the Lease, but Tenant will not make deductions from or reductions in rental to recoup such expenses until Tenant shall give Lender notice of such repairs and such demand and a thirty (30)day period to cause such reimbursement to be made.

     8.   NO IMPAIRMENT OF SECURITY DOCUMENTS.  Nothing contained in this
          -----------------------------------
Agreement shall in any way impair or affect the lien created by the Security Documents, except as specifically set forth herein.

     9.   WAIVERS TO BE IN WRITING.  No modification, amendment, waiver or
          ------------------------
release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever, unless in writing and duly executed by the party against whom the same is sought to be asserted.

     10.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of
          ----------------------
the parties hereto, their successors and assigns; provided; however, that in the event of the assignment or transfer of the Interest of Lender, all obligations and liabilities of Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Lender's interest is assigned or transferred.

     11.  NOTICE.  Notice to Lender under the Lease or this Agreement shall be
          ------
sent to Lender at the following address, or such other address as Lender shall designate to the Tenant in writing:

          First Union National Bank of North Carolina
          301 South Tryon Street
          Charlotte, North Carolina 28288-0146
          Attention:__________________________

     12.  GOVERNING LAW.  This Agreement shall for all purposes be governed by
          -------------
and construed in accordance with the laws of the State of North Carolina.

     13.  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH
          --------------------
OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO A JURY TRIAL, WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING, ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER IN AGREEING TO THE TERMS OF THIS AGREEMENT.

     IN WITNESS WHEREOF, Tenant and Lender have respectively signed and sealed this Agreement of the day and year first above written.

                                       TENANT:

Attest:
                                       -----------------------------------------
                                       By:
----------------------------------        --------------------------------------
Secretary                              Title:
                                             -----------------------------------


                                       LENDER:

ATTEST:                                FIRST UNION NATIONAL BANK OF
                                       NORTH CAROLINA

                                       By:
----------------------------------        --------------------------------------
Secretary                              Title:
                                             -----------------------------------

STATE OF ____________________________
COUNTY OF____________________________

     This _____ day of _____________, 1995 personally came before me ______________________, who, being by me duly sworn, says that he is
_____________________ of _______________________, that the seal affixed to the foregoing instrument in writing is the corporate seal of said Corporation, that said writing was signed and sealed by him in behalf of said Corporation, by its authority duly given, and that he or she acknowledged said writing to be the act and deed of said Corporation.


                                              ----------------------------------
                                                        NOTARY PUBLIC
                                              My commission expires:____________



STATE OF ____________________________
COUNTY OF____________________________

This _____ day of ________________, personally came before me ______________________, who, being by me duly sworn, says that he is
_____________________ of FIRST UNION NATIONAL BANK OF NORTH CAROLINA and that the seal affixed to the foregoing instrument in writing is the seal of said bank and said writing was signed and sealed by him in behalf of said bank by its authority duly given, and that he or she acknowledged the said writing to be the act and deed of said bank.

     WITNESS my hand and notarial seal.




                                              ----------------------------------
                                                        NOTARY PUBLIC
                                              My commission expires:____________

                                                                       EXHIBIT G
                                                                       ---------


                          AGENCY DISCLOSURE STATEMENT
                          ---------------------------


     The following are the only real estate agents and brokers involved in the leasing transition between Landlord and Tenant:

                Pizzuti Realty Inc. - Representative of Landlord
                       Commission to be paid by Landlord.

             Commercial First Properties - Representative of Tenant
                       Commission to be paid by Landlord



                       Initiated and Approved by Tenant:

                                /s/ CRG 2/12/96
                       --------------------------------

                                                                       EXHIBIT H
                                                                       ---------


                                  RADON NOTICE
                                  ------------


     Notification pursuant to Florida statute 404.056(8):

     RADON GAS: "Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."



                       Initiated and Approved by Tenant:

                                /s/ CRG 2/12/96
                       --------------------------------

                                                                       EXHIBIT I
                                                                       ---------


                             SIGNAGE SPECIFICATIONS
                             ----------------------


     To be developed by parties as part of development of preliminary specifications for Tenant's Improvements to Leased Premises.



                       Initiated and Approved by Tenant:

                                /s/ CRG 2/12/96
                       --------------------------------

                                                                       EXHIBIT J
                                                                       ---------

                                   ARTICLE B
                                   ---------


             PIZZUTI CLEANING SPECIFICATIONS FOR JANITORIAL SERVICE


WORK TO BE PERFORMED DAILY
--------------------------

1.   Common Corridor Area

     (a)  Spot clean smudges, marks, etc. from vinyl wall covers
     (b)  Clean, disinfect and polish all drinking fountains
     (c)  Wipe down with a damp cloth all elevator doors
     (d)  Empty, clean and polish all ashtrays.
     (e)  Vacuum  carpets
     (f)  Hand spot clean carpet as needed.
     (g)  Clean cove base
     (h)  Wipe down all handrails, ledges, etc.

2.   Elevators

     (a)  Vacuum carpets
     (b) Clean and polish (if needed) all Inside surfaces including cab ceilings
     (c)  Clean all door tracks
     (d)  Clear debris from all phone boxes

3.   Restrooms

     (a)  Clean and polish all metal surfaces
     (b)  Clean and polish all mirrors
     (c)  Empty and clean all trash containers
     (d)  Clean and disinfect all sinks, commodes and urinals
     (e)  Empty and disinfect all sanitary napkin waste containers
     (f)  Mop and clean floors with germicidal solution
     (g)  Wipe down toilet partitions
     (h)  Clean and fill soap dispensers
     (i)  Fill all paper towel and tissue dispenses

4.   Tenant Office Space

     (a)  Dust window ledges
     (b)  Remove all trash

     (c)  Replace plastic trash liners as needed
     (d)  Dust all furniture
     (e)  Vacuum carpet
     (f)  Clean all glass tops
     (g)  Clean and disinfect telephone receiver
     (h)  Spot clean carpets
     (i)  Spot clean doors
     (j)  Spot clean all vinyl covers and around light switches
     (k)  Clean all light lenses as needed
     (l)  Turn off all lights and lock corridor door when finished.

5.   Stairwells

     (a)  Pick up trash and debris
     (b)  Sweep and damp mop as needed

6.   Main Lobby

     (a)  Sweep and damp mop granite
     (b)  Clean and polish all metal surfaces
     (c)  Empty and clean all ashtrays
     (d)  Clean and empty all trash receptacles
     (e) Clean glass doors and surround areas to remove streaks and fingerprints
     (f)  Clean all granite walls as needed
     (g)  Clean directory boards and glass
     (h)  Clean all wall bases
     (i)  Clean and polish telephone alcoves and restroom doors

WORK TO BE PERFORMED MONTHLY
----------------------------

1.   Dust all window blinds
2.   High dusting to Include:

     (a)  Door frames
     (b)  Pictures
     (c)  Art objects
     (d)  Tenant suite signs

3.   Strip, clean and rewax restroom floors
4.   Clean high glass store of office fronts
5.   Flush restroom drains with disinfectant

WORK TO BE PERFORMED QUARTERLY
------------------------------

1.   Clean and polish all common area cove bases
2.   Vacuum and spot clean all upholstered office furniture
3.   Shampoo all corridor carpeting

WORK TO BE PERFORMED SEMI-ANNUALLY
----------------------------------

1.   Clean air supply vents
2.   Clean lights lenses in common areas

                                                                       EXHIBIT K
                                                                       ---------


                              ARCADA SOFTWARE INC.
                              --------------------

     EXAMPLE OF BASE RENT ADJUSTMENT PER (S)9 OF THE LEASE IN EVENT ACTUAL IMPROVEMENT COSTS IS MORE THAN (OR LESS THAN) TI ALLOWANCE OF $2,016,420 ($20
PRSF)

#I Assumption:  Actual Ti Costs of $2,218,062 ($22.00 prsf)

     Excess TI Costs = $201,642 ($2.00 prsf)

          Increase to Annual Base Rent per (S)9 of the Lease:

                                    $201,642 X 16.5% =

                                                   $33,270.93

          Increase to Monthly Base Rent = $33,270.93 / 12 = $2,772.58

          PRSF Base Rent Increase = $33,270.93 / 100,8211 = $.33 prsf

#2 Assumption:  Actual TI Costs of $1,814,778 ($18.00 prsf)

     Diminished TI Costs = $201,642 ($2.00 prsf)

          Decrease to Annual Base Rent per (S)9 of the Lease:

                                    $201,642 X 16.5% =

                                                   $33,270.93

          Decrease to Monthly Base Rent = $33,270.93 / 12 = $2,772.58

          PRSF Base Rent Decrease = $33,270.93 / 100,8211 = $.33 prsf


                                    Initialed and Approved by Tenant


                                    --------------------------------

                                                                       EXHIBIT L
                                                                       ---------

                                          [LOGO OF ARCADA SOFTWARE APPEARS HERE]


                                             Arcada Software, Incorporated
                                             Worldwide Facilities
                                             Standard Construction Program

                                             Heathrow Fitout Project



                                             Arcada Manager, Worldwide
                                             Facilities
                                             Cleophus Calloway, Jr. C.F.M.
                                             805-782-4139

                                             Arcada Facilities Design Consultant
                                             Shannon Sokolnik IBD
                                             Watkins Carter Hamilton
                                             6575 W. Loop South Suite 300
                                             Bellaire, Texas 77401
                                             713-665-5665

Program Contents:
                                                           Pg.
               ---------------------------------------------------------
               Partitions                                  2

               ---------------------------------------------------------
               Heating, Venting, and Air Conditioning      3

               ---------------------------------------------------------
               Diversity Factors                           5

               ---------------------------------------------------------
               Electrical                                  6

               ---------------------------------------------------------
               Miscellaneous                               7

               ---------------------------------------------------------
               Architectural Engineering Plans             8

               ---------------------------------------------------------

Note:
-----

This Standard construction program is provided as an aide to the development and construction of major construction related projects for Arcada Software, Inc.
In the event of a conflict of this documentation and any Landlords documentation this Standard Construction Program shall prevail.


PARTITIONS:
--------------------------------------------------------------------------------

     Demising Partition:
          Shall be same as building standard specification (BSS).

     Interior Partitions:

          Same as BSS, except partitions for all offices shall be drywalled, taped and bead the interior of all exterior walls, cores, demising walls, and all columns, finished to receive paint or vinyl wall covering. All demising walls are to be a minimum two layer - 5/8 inch dry wall on 3-1/2 inch 25 gauge metal studs at 16 inches on center from the floor slab to underside of the structure above, penetrated only as necessary for building structural and mechanical systems. Demising walls to be fire rated per applicable code. All demising walls or other walls at the perimeter of the Demised Premises are to be insulated and will have a minimum sound coefficient (STC) of 42.

          In addition one (1) hour rated corridor walls shall be fully insulated. All partitions having hang on furniture shall be reinforced with sheetmetal backing inside of framing.

DOOR INTERIOR ASSEMBLY:

     Tenant Entrance Doors:
          Provide B5S glass entry doors with closures and locking hardware.

     Other Tenant Entry Doors(S)
          Same as (BSS), except add a stainless steel 12" high kick plate to the open side of each door. Vision panels (4" X 24") starting at 4'-6" AFF, will also be required each at double entry doors.

               Frame: Same as BSS ADA approved.

               Hardware: No change from BSS, except that electronic security system (ESS) will be provided by Arcada qualified security provider where shown on the developed design drawings. Type: EPS.

TENANT INTERIOR DOOR ASSEMBLY:

     Door Assembly:

          Same as BSS, except that closures are to be added to the equipment room, lunch room, restroom and ESS equipped doors. All doors shall have silencers and wall stops. All office doors shall have an office coat hook as specified by Arcada.

          Frame: Same as BSS
          Hardware: Same except all doors to have locksets unless noted otherwise.

     Kickplate:

          Install stainless steel 12" high kick plate to open side of the equipment room and double entry warehouse access doors. Install clear Plexi-glass kickplate to open side of Lunchroom, mailrooms, and copy rooms.

CEILING SYSTEM:

     Grid:

          Ceiling grid: material and installation of 2' x 2' or 2' x 4' white exposed metal 15/ 16" inch standard "T". Suspension shall meet all applicable codes but shall be minimum of 12 gauge wire with maximum spacing of 3' - O" on center.

          Ceiling tile: material only of lay-in acoustical panels of white tegular fine fissured travertone mineral board of a minimum 3/4 inch thickness and the following minimum characteristics: sound transmission coefficient (STC) of 35; noise reduction coefficient
          (NRC) of 70; and noise solution class (NIC) of 17. Acceptable manufactures are USG, Armstrong, or equal. The Architect/Contractor shall provide technical literature on the ceiling system for Arcada project management approval.

FLUORESCENT LIGHT FIXTURES:

     Lighting:

          Lighting shall be installed in accordance with Tenant's Preliminary Plans and Specifications (as shown in Exhibit ____). Light fixtures to be 2 tube 2' x 2' and/or 3 tube 2' x 4 fluorescent fixtures with energy saving electronic ballasts, or hybrid electromagnetic ballast with T-8 or T-10 lams as required. Energy saving 40 watt lamps, lenses are to be 3 inch deep 9 cell parabolic anodized semi-specular aluminum louver's for 2' x 2' fixtures and 3 inch deep 18 cell parabolic anodized semi-specular aluminum louvers for 2' x 4' fixtures. Housings shall be code gauge steel troffer housing. Acceptable manufactures Columbia, Daybrite, Lightolier or equal. All lighting circuits shall be 277 volts and designed for 20% spare capacity.

          The general fighting system shall be designed to a 50 Foot Candel (FC) requirement unless noted otherwise.

          All emergency lighting per local code requirements.

          Provide dual switching in all offices, conference and lunch rooms.

          All accent lighting to be specified by Arcada on architectural reflected ceiling plan.

MOTION SENSORS:
     Sensors:

          Utilize Light-O-Matic ceiling mounted detectors Model #01-072 277 volt - One way sensor with # 13-011 switch pack. Motion sensors are to be provided in open plan areas to control lighting. Consider the use of lumen sensors and indirect lighting where appropriate.

PAINTING:
     Paint:
          Paint all selected surfaces in accordance with developed design drawings. Application shall consist of one coat primer and two coats finish. Paint shall be satin enamel finish, unless noted otherwise.

WALL SURFACE:
          Wall surfaces are to be smooth finish. Textured wall will not be acceptable.

Carpet and Base:
          Install in accordance to the developed design drawings finish plans (red line set).

Wall Coverings:
          Install in accordance to the developed design drawings finish plans (red line set). Apply seal coat to walls before applying adhesive and material covering.

Window coverings:
          Provide LEVELOR "Pinlight" Color: #8038 WHITE to storefront windows and doors and all frontage glass.

HEATING, VENTILATION AND AIR CONDITIONING:

--------------------------------------------------------------------------------

     SYSTEM:
          All air conditioning to be provided by BSS roof top mounted package systems. The main building system shall be capable of providing a minimum of the following:

          Main HVAC system complete and fully operational to accommodate Tenant"s specific requirements as indicated on the layout plans and specifications (as shown in Exhibit __) as well as the heat load attendant to the electrical capability described in subparagraph __ hereof. This system includes, but is not limited to, mechanical plant for chilled water and hot water as required, energy management system (acceptable manufacturer: Honeywell, Novar or equal), supply and return fans, supply and return ductwork, diffusers, and any necessary heat pumps and / or VAV boxes (dependent on distribution system selected), attendant piping and wiring, thermostats and sensors. The HVAC system shall meet or exceed the following design parameters:


                Outside Air -  20 CFM per person with a minimum of 10% fresh outside air being brought into the air handling unit.

                Temperature -  Summer 74 degrees FDB plus or minus 2 degrees.
                & Humidity     FDB and relative 50% maximum ASHRAE standards.
                            -  Winter 72 degrees FDB plus or minus 2 degrees.
                               FDB and relative humidity 25% minimum.

                Zoning      -  Each full height comer office shall be separately
                               zoned and have its own thermostat.
                            -  No more that three fullheight offices per zone.
                            -  3000 square feet maximum size for open office
                               area zones.
                            -  Each full height conference room shall be
                               separately zoned and hve its own then-nonstat and
                               exhaust fan.
                            -  Each smoking room shall be exhausted to the
                               outside of the Building.
                            -  The lunch/break room shall be separately zoned
                               and have its own thermostat and exhaust fan.

                Ductwork    -  Fiberglas ductwork is not permitted. Required
                               insulation shall be installed on the exterior of
                               ducts and shall be wrapped and sealed in return
                               air plenums. The intent being that the airflow,
                               including recirculated air, provided to the
                               Demised Premises is not exposed to fiberglass.

                            - Flexible ductwork is not preferred, but if used any single run shall not exceed 6 feet in length and shall not have more than one 90 degree bend.

                Diffusers   -  No more than 300 CFM per duffuser.
                            -  At least one diffuser for every 300 square feet
                               of floor area.

                Balancing   -  a preliminary balancing report for all systems is
                               required at the completion of construction, but
                               before Tenant's occupancy Landlord shall provide
                               a certified balancing report for all Systems.


                Filtration   -  Adequately filtered so as to maintain a clean,
                                dust free, non toxic and odorless environment.

                General
                Requirements -  Primary system shall the capacity to fulfill the solar loads, people loads of one (1) person per 200 square feet, lighting load of 1.5 watts per rentable square foot, and the equipment power loads of 5.5 watts per rentable square foot
                                (this does not include power requirements for any of the Building's equipment).

                             -  System shall have an economizer


RETURN AIR:

          Unless ducted; return air in all offices and conference rooms shall be designed through return air grilles with sound boots as shown below. All rooms with walls extending to underside of slab shall exit return air through an insulated duct of proper size extending 3 ft. at each side of partition.

SPECIAL REQUIREMENTS:

          The Telephone / Equipment room shall be ducted together with the most adjacent zone. This room shall have a Diffuser and grille designed for the space load requirements and shall not exceed 300 cfm/diffuser. All diffusers shall be on flexible connectors permitting 1 tile relocation. All thermostats to have 0-12 Hour spring wound Bypass timer located adjacent to thermostat.


DIVERSITY FACTORS:

--------------------------------------------------------------------------------

HVAC diversity factors for equipment and spaces shall be designed as follows:

COPIERS:
          Demonstration Rooms 8&Z Training Rooms: The sum of all unit standby loads plus the running load of the largest unit less its standby load. Copier Centers: The sum of running loads of all units. Convenience Copiers (less than and including the Xerox 1090 and or Xerox 5355):
          The sum of standby plus 25% running load. Convenience Copier's (greater than the Xerox 5355): The sum of standby plus 50% running load.


COMPUTERS
          Standard line CRTs: 100% or running load.
          6085 workstations: 100% of running load.

          Equipment rooms: 100% of running load.
          Facsimile: 80% of running load.
          The BTU/Hr output for all equipment shall be on the red line set of plans.

ELECTRICAL

--------------------------------------------------------------------------------

     ELECTRICAL DISTRIBUTION:

          Electrical energy shall be supplied to the Arcada suites via BSS power distribution unit with panel interior mounted Transient Voltage Surge Suppressant (TVSS) unit connected to standard incoming voltage transformer.

     PANELS:

          Locate on permanent walls or closets in easily accessible but visually non obtrusive locations.

     DISTRIBUTION:
          In rigid conduit except provide flexible conduit to light fixtures.

     LIGHT SWITCH ASSEMBLY:

          All enclosed room lighting to be on building Electronic Motion Sensors. All lighting in open plan areas to be controlled by ceiling mounted motion sensors Light O Matic ceiling mounted Motion detector Model #01-072 277 volt (or equal) One way sensor with #13-011 Switch pack, Color: Ivory. All office and lunch room lighting to be controlled by Light O Matic wall mounted motion detector Model #01-134 277 volt (or equal), Color: Ivory. All restroom lighting to be controlled by Light-O-Matic ceiling mounted motion detector Model #1-072 277 volt (or equal) One way sensor with #13-011 Switch pack,
          Color: Ivory. Separate 0-12 Hour spring wound Bypass Timer switch to be provided at entry door. (ALTERNATE: All lighting controls are to use the latest in motion sensors and daylighting techniques).

     POWER OUTLETS:

          No change from BSS, except all outlets are to be labeled with Panel and Circuit number on outside of cover plates. Color to be standard off-white or better where BSS. No back to back outlets allowed. All outlets shall be offset by a minimum of at least six (6) inches. Outlet configurations shall be as specified by Arcada.

     EXIT SIGNS

          No change from BSS.

     TELEPHONE / COMMUNICATIONS WALL OUTLETS:

          Provide J-box with 3/4" conduit to plenum and pull string (U.N.O.). Each standard office to have two duplex outlets and one (1) voice and one (1) data connection.

     LIFE SAFETY SPEAKERS:

          No change from Building Standard Specifications (BSS) if required by code.

     SMOKE DETECTOR:

          No change from BSS if required by code.

     SENTRY SWITCH:

          No change from BSS.

     FIRE SPRINKLERS:

          Sprinkler system shall be designed and installed so that the sprinkler heads are chrome semi-recessed and centered in the ceiling tiles.

     EQUIPMENT ROOM:

          Provide a 2" conduit with pull wire from the main electrical room to the Arcada equipment room. The termination point of this conduit will be shown on the plans. Wall to be provided with 3/4" plywood to be shown on the plans.

     SECURITY SYSTEM:

          Contracted by Arcada.

     PAGING:

          To be provided by Arcada service providers.

     MUSIC-ON-HOLD:

          Arcada will contract for this service if required.

     ENTRY ANNUNCIATORS:

          Install in accordance with the developed design drawings Arcada approved annunciator systems.

MISCELLANEOUS
--------------------------------------------------------------------------------

     KEYING:

          All locksets shall be individually keyed. Arcada will provide a list of master and sub master requirements when all doors have been numbered by the Architect/Designer. Two keys are to be provided for each lockset. Provide four (4) Grand master keys.

     KEY CABINET:

          Provide a lockable key cabinet suitable for storing the number of keys required. This cabinet shall be mounted in the equipment room.

     MILLWORK SHELVING:

          All shelves are adjustable and are 12" wide unless noted otherwise. Shelves are to be melamine.

     FIRST AID KIT

          Provide First Aid Kit to be wall mounted in the Health Room by: North Health Care, Bulk, First Aid Kit-Deluxe, #100, 1515 Elmwood Road, Rockford, IL 61103 (or equal).

     LOW FLUSH TOILETS:

          Provide low flush toilets of the type Crane Plumbing, Economizer-18" high toilet, with siphon-assisted blowout, close coupled combination, elongated rim, 1-1/2 gallon capacity same or similar.

     MILLWORK:

          Details provided by Arcada.

     JANITORIAL CLOSET:

          Provide same or similar Florwell Service Sink: American Standard #7740.020 Faucet #8344.111 with top brace stops and vacuum breaker. Drain #7721.038 with strainer and socket for 3" outlet and removable vinyl-coated rim guard #7745.001.

     CORNER GUARDS:

          Install clear Lexan corner guards with pre-drilled holes, 1-1/8" X 1-1/8" X 48' on all outside comers in corridors and common areas.

     GLASS BLOCK:

          In accordance with the developed design drawings Arcada approved Glass Block systems.

     MECHANICAL CYPHER HARDWARE:

          Install in accordance with the developed design drawings Arcada Approved Simplex model mechanical hardware or similar version.

     APPLIANCES:

          Note: The general contractor is to provide all appliances (i.e., refrigerator, microwave, etc.) shown on the plans as part of the tenant buildout.

ARCHITECTURAL AND ENGINEERING
--------------------------------------------------------------------------------

     The working set of plans shall consist of the following minimum plan sheets:

           .   Title sheet (including legend/general notes).
           .   Demolition plan
           .   Construction plan (to include door numbers, room numbers, and hallway numbers).
           .   Partial / complete roof plan
           .   Restroom plan
           .   Partition plan
           .   Power and telecommunications plan
           .   Reflected ceiling plan

           .   Door and Hardware schedule
           .   Finish plan
           .   Schedules
           .   Building standard details and elevations
           .   Detail plan (wall, ceiling, millwork, projection screen,
               structural, etc.)
           .   Furniture and equipment plan
           .   Electrical plans (include building riser plan)
           .   HVAC/Mechanical plans
               Plumbing plans
           .   Sprinkler plan


     ITEMS INCLUDED IN BASE BUILDING COST STRUCTURE:

           .   Dock doors
           .   Structural supports for HVAC equipment.
           .   Transformer panel and incoming electrical

                             TITLE XV:  LAND USAGE


Chapter

150.   BUILDING CODE

150A.  UNIFORM BUILDING NUMBERING SYSTEM

151.   COMPREHENSIVE PLAN

152.   FLOOD HAZARD REDUCTION

153.   MOBILE HOMES
       APPENDIX:  MINIMUM BLOCKING AND TIE-DOWN STANDARDS

154.   ZONING CODE

155.   SUBDIVISION REGULATIONS
       APPENDIX A:   STREET SYSTEM REGULATIONS
       APPENDIX B:   OFF-STREET PARKING, LOADING, AND UNLOADING
       APPENDIX C:   STORMWATER MANAGEMENT REGULATIONS
       APPENDIX D:   PUBLIC UTILITIES
       APPENDIX E:   FIRE PREVENTION REGULATIONS
       APPENDIX F:   BORROW PITS
       APPENDIX G:   SWIMMING POOL REGULATIONS
       APPENDIX H:   VESTED RIGHTS
       APPENDIX I:   SIGN CODE
       APPENDIX J:   TRANSPORTATION GUIDELINES

156.   SITE PLAN REGULATIONS
       APPENDIX A: PROGRAM FOR SITE DEVELOPMENT REVIEW (TRANSPORTATION)

157.   LANDSCAPE AND BUFFER REGULATIONS; TREES

158.   GATEWAY CORRIDOR OVERLAY STANDARDS CLASSIFICATION
       APPENDIX:   ILLUSTRATIONS

159A.  INTERSTATE 4 CORRIDOR ACTIVITY CENTER OVERLAY DEVELOPMENT DISTRICT

158A.  RINEHART ROAD CORRIDOR DISTRICT OVERLAY ZONING DISTRICT
       APPENDIX A: APPROVED PLANTING SPECIES

159. DEVELOPMENT AGREEMENTS RELATING TO COMPREHENSIVE PLAN OR ZONING CODE AMENDMENTS

160.   RESOURCE PROTECTION STANDARDS

161.   CONCURRENCY MANAGEMENT AND CONSISTENCY DETERMINATION

                                  CHAPTER 150
                                  -----------

Section

     150.01   Short Title
     150.02   Definitions
     150.03   Adoption of standard codes
     150.04   Administration and enforcement
     150.05   Permit fees
     150.06   Building permits
     150.07   Application for building permit
     150.08   Expiration of building permit
     150.09   Certificate of occupancy
     150.10   Construction

                                  Impact Fees
                                  -----------

     150.15   Levy and purpose
     150.16   Applicability
     150.17   Determination of fee amounts
     150.18   Schedule of impact fees
     150.19   Waiver of impact fee and provision for
              appeal
     150.20   Time of payment; remedies for non-
              payment; credit of fees
     150.99   Penalty

(S)150.01     SHORT TITLE.
-------------------------

     This chapter shall be known as, and may be cited as the building code of the city. (ord. 78, passed 3-1-79.)

(S)150.02     DEFINITIONS.
-------------------------

     For the purpose of this chapter the following definitions shall apply unless the context clearly indicates or requires a different meaning.

     "BUILDING CODE" Refers to standard codes and all amendments thereto.
      -------------

     "RATE STANDARDS" Refers to the rate standards as set forth by the City
      --------------
Council. (ord. 78, passed 3-1-79.)

(S)150.03     ADOPTION OF STANDARD CODES.
----------------------------------------

     The city hereby adopts the following codes and all amendments thereto, present and future, included in the reference manuals referred to below, as the minimum standards within the municipal limits of the city, and these shall be considered as much as part of this chapter as if all the matter and information set forth by the referenced manuals were fully set forth herein.

     (A) Standard Building Code as published by the Southern Building code Congress International, Inc. with the following deletions and amendments.

          (1)  Delete.

               (a) Section 102.2 - Appointment of inspectors by Building Administrator.

               (b) Section 103.3 - Appointment of Deputy by Building Administrator.

               (c)  Section 106.6 - Foundation permit.

               (d)  Section 107.4 - Fees (Appendix X).

               (e)  Section 111.0 - Establishment of Board of Adjustment.

               (f)  Chapter III - Fire District.

          (2)  Amend.

               (a)  Section 106.3 is amended to include the following paragraph.

     If the work described in any building permit has not been substantially completed within one (1) year of the date of issuance thereof, said permit shall expire and be cancelled by the Building Administrator, and written notice thereof shall be given to the persons affected, together with notice that further work as described in the cancelled permit shall not proceed unless and until a new building permit has been issued.

     As used herein "substantially" shall be interpreted to be the completion of at least fifty-one percent (51%) of the total construction.

     (B) Standard Plumbing Code as published by the Southern Building Code Congress International, Inc. with the following deletions.

          (1)  Section 102 - Organization of Plumbing Inspection Department.

          (2)  Section 106 - Fees (Appendix B).

     (C) Standard Mechanical Code as published by the Southern Building Code Congress International, Inc. with the following deletions.

                           LAKE MARY  BUILDING CODE
                           ---------  -------------

          (1)  Section 102 - Organization of Mechanical Department.

          (2)  Section 103 - Powers and duties of Mechanical Official.

          (3)  Section 106 - Fees.

     (D) Standard Fire Code as published by the Southern Building Code Congress International, Inc. with the following deletions.

          (1)  Section 108 - Gas Inspector and assistants.

          (2)  Section 113 - Fees.

          (3)  Section 115 - Appeals.

     (E) Fire Prevention Code as published by the Southern Building Code Congress International, Inc. with the following deletions and amendments.

          (1)  Delete.

               (a)  Section 1.05 - Organization and functions, Fire Authority.

               (b)  Chapter 2 - Board of Appeals and Adjustment.

               (c) Chapter 5 - Definitions and abbreviations - delete only Chief of Fire Prevention Bureau.

          (2) Amend. Sections 4.03 and 4.04 - Wherever words "Fire Authority" appear, substitute "Fire Official."

     (F) Standing Housing Code as published by the Southern Building Code Congress International, Inc. with the following deletions.

          (1)  Section 105 - Hardships.

          (2)  Section 106 - Housing Board of Adjustment and Appeals.

          (3)  Section 107 - Appeals.

     (G) National Electrical Code as published by the National Fire Protection Association.

     (H) Standard Swimming Pool Code as prepared by the City of Lake Mary, Florida.

     (I) Florida Model Energy Efficiency Code for Building Construction, dated May, 1980.
          (ord. 16, passed 6-25-74; Am. Ord. 78, passed 3-1-79;
          Am. Ord. 85, passed 8-2-79; Am. Ord. 119, passed 10-23-80)

(S) 150.04      ADMINISTRATION AND ENFORCEMENT.
----------------------------------------------

     The Building and Zoning Administrator duly appointed and delegated by the City Council is hereby charged with the responsibility of administering and enforcing this chapter. He may be assisted by other city personnel as necessary to enforce the provisions of this chapter.

     (A) The Building and Zoning Administrator shall notify, in writing, violators of this chapter, indicating the nature of the violation and ordering necessary action to correct the violation.

     (B) The Building and Zoning Administrator shall order discontinuance of the illegal use of land, buildings or structures; the removal of illegal buildings, structures, additions, alterations, or structural changes thereto; discontinuance of any illegal work being performed; or any other action authorized to insure compliance with the provisions of this chapter.

     (C) The issuance of a permit upon plans and specifications shall not prevent the Building and Zoning Administrator from thereafter requiring the correction of errors in these plans and specifications.

     (D) If the work described in any building permit has not been substantially completed within one year of the date of issuance thereof, the permit shall expire and shall be cancelled by the Building and Zoning Administrator, with written notice thereof given to the persons affected, together with notice that any further work as described in the cancelled permit shall not proceed until a new building permit has been issued.

                      LAKE MARY           BUILDING CODE
                      ---------           -------------


     (E) Energy calculations shall be submitted, on the forms provided by the city, when application is made for a building permit.

     (F) The owner of a building must certify compliance prior to receiving a permit for construction.
          (Ord. 78, passed 3-1-79; Am. Ord. 119; passed 10-23-80)

(S) 150.05      PERMIT FEES.
---------------------------

     All applications for permits shall be accompanied by an appropriate permit fee as set forth by the City Council.

     (A)  Building permit fees.


Type                                                 Fee
----                                                 ---
New construction, alterations, and additions.

Commercial                                           $.70 per $1,000 of cost* due at application, minimum $5.00 which shall be nonrefundable plus $4.50 per $1,000 of cost* due at permit issuance, minimum
                                                     $20.00.

Single-family residential                            $.50 per $1,000 of cost* due at application, minimum $5.00 which shall be nonrefundable plus $4.50 per $1,000 of cost* due at permit issuance, minimum
                                                     $20.00.

Fences, re-roofs, and signs                          $.50 per $1,000 of cost* due at application, minimum $5.00 which shall be nonrefundable plus $4.50 per $1,000 of cost* due at permit issuance, minimum
                                                     $20.00.

Factory built house, mobile home (includes
building, electrical, plumbing, and mechanical)      $100

Tents and air supported structures                   $100

Building moving                                      $50

Demolition of structure                              $50 (no fee if condemned by city)

Minor repairs to residential structures not involving structural, electrical, or roof modifications are exempt from permit fee requirements.

*or fraction thereof

     (B)  Basis for determining estimated cost.

          (1) The unit cost per square foot for type of construction shall be based on the values contained in the following table or signed contract whichever is greater.**

                          LAKE MARY       BUILDING CODE
                          ---------       -------------

                           LAKE MARY    BUILDING CODE
                           ---------    -------------

                   BASIS FOR DETERMINATION OF ESTIMATED COST


==========================================================================================================================
                                                                    Type of Construction
                             ---------------------------------------------------------------------------------------------
                                                                    IV/5/                  V/5/                  VI/5/
                                                              ------------------------------------------------------------
      Occupancy                I         II         III       1-HR        UNP        1-HR        UNP       1-HR        UNP
=============================================================================================================================
Assembly
Auditorium                     74         71         57         35         34         56          53         52         49
Church                         70         68         57         51         49         56          53         52         49
Gymnasium                     N/D/2/      N/D/2/     44         38         37         43          40         40         37
Restaurant                     65         65         57         49         47         56          53         52         49
Theater                        78         75         57         51         50         56          53         52         49
-----------------------------------------------------------------------------------------------------------------------------
Business
Office                         65         62         48         41         40         47          44         43         40
Research/Eng'g                 41         39         35         31         29         34          31         32         29
Serv. Station                  72         69         56         54         52         55          52         49         46
-----------------------------------------------------------------------------------------------------------------------------
Educational
School                         65         65         50         44         42         49          46         45         42
-----------------------------------------------------------------------------------------------------------------------------
Industrial
Factory                        35         33         26         21         20         25          22         19         16
-----------------------------------------------------------------------------------------------------------------------------
Hazardous/4/
Hazardous                      36         35         28         23         21         27          24         21         18
-----------------------------------------------------------------------------------------------------------------------------
Institutional
Convalescent                   85         83         61         54         53         60         N/P/1/      56        N/P/1/
Hospital                      100         97         83         54         53         82         N/P/1/      76        N/P/1/
-----------------------------------------------------------------------------------------------------------------------------
Mercantile
Dept. Stores                   56         54         50         35         33         49          46         36         33
Mall Stores                    62         62         48         43         42         47          44         44         41
Mall-Concourse                 50         50         24         19         18         23          20         20         17
Retail Store                   45         43         39         35         33         38          35         36         33
-----------------------------------------------------------------------------------------------------------------------------
Residential
Apartments                     54         51         44         39         37         43          40         41         38
Dormitories                    63         62         53         48         46         52          49         48         45
Home, Elderly                  63         62         55         49         48         54          51         51         48
Hotel                          61         59         53         40         39         52          49         47         44
Motel                          61         59         45         40         39         44          41         43         40
Sgl. Family/3/                 53         51         45         41         39         44          41         40         37
-----------------------------------------------------------------------------------------------------------------------------
Storage
Park'g Structure               23         22        N/D/2/      19         17        N/D/2/      N/D/2/     N/D/2/     N/D/2/
Private Garage                 23         22         16         11         10         15          12         12          9
Repair Garage                  36         36         28         31         29         27          24         24         21
Warehouse                      36         33         27         21         19         26          23         22         19
=============================================================================================================================

Noted:

1.  N/P = Not permitted by code.
2.  N/D = Insufficient data to determine average cost.
3.  Unfinished basements $6.00/square foot.
4. Hazardous includes sprinkler system. For sprinklered buildings in other than hazardous occupancies add $1.50/square foot.
5.  In Type IV, V, and VI, add $27,000 per elevator.

                           LAKE MARY - BUILDING CODE
                           -------------------------

              (2) Commercial finishes and remodeling same as complete or contract price.

**When using contract price, a signed copy of the contract must accompany the permit application.

       (C)    Electrical permit fees.


              Alteration, additions, repairs, change of service     $25.00

              New construction                                      $.30 per amp. minimum fee $25 (each unit of multi-
                                                                    family housing is considered a separate housing unit
                                                                    for fee calculations

              Temporary service                                     $25.00

              Prepower agreement                                    $50.00 for 90 days

       (D)    Plumbing permit fees.


              Alterations, additions, repairs to existing          $25.00
              residential

              New construction                                      $25.00 plus $3.00 per fixture unit (each unit of
                                                                    multi-family housing is considered a separate
                                                                    housing unit for fee calculations

              Gas piping system                                     $1.50 per outlet, minimum fee $25

              Septic tank/drainfield                                $25.00

       (E)    Mechanical permit fees.


              New Construction

              0 - $1,000                                            $25.00

              $1,000.01 - $2,500                                    $40.00

              $2,500.01 - $5,000                                    $55.00

              $5,000.01 - $10,000                                   $70.00

              $10,000.01 - $25,000                                  $125.00

              Greater than $25,000                                  $5.00 per $1,000 of valuation*

*Or fraction thereof

                           LAKE MARY - BUILDING CODE
                           -------------------------

       (F)    Fire loss management permit fee.


              Fixed protection systems including wet chemical       $45.00 due at time of application which is
              dry chemical, CO, Halon/FM, 200/Intergen              nonrefundable plus $4.50 per $1,000 of cost* due at
                                                                    permit issuance, minimum $25.00

              Fire Sprinkler systems and fire alarms systems        $50.00 due at time of application which is
                                                                    nonrefundable plus $4.50 per $1,000 of cost* due at
                                                                    permit issuance, minimum $25.00

*Or fraction thereof

       (G)    Swimming pool permit fees.


              Swimming pools and/or pool enclosures                 $8.00 per $1,000 of valuation*, minimum fee
                                                                    $25.00

       (H)    Site permit fees.


              Site plan or subdivision (requires Commission         1.00% of contract price***, minimum of $200.00
              approval)

***A Breakdown of estimated cost must be provided before a permit will be issued.

       (I)    Right-of-way utilization permit fees.


              Miscellaneous work within right-of-way or each        $75.00 if not part of site permit
              bore and jack operation

              Residential driveway connection to city street        $50.00 if no part of building permit
              system and/or sidewalk

              Commercial driveway connection to city street         $100.00 if not part of site permit
              system and/or sidewalk

       (J)    Irrigation permit fees.


              Single-family residential                             $35.00

              Commercial                                            1.00% of valuation, minimum fee $75.00

       (K)    Arbor permit fees.


              Existing residential or commercial                    No fee

              New single-family residential                         $15.00

              New commercial                                        $5.00 per gross acre.  Minimum fee $50.00

                           LAKE MARY - BUILDING CODE
                           -------------------------

       (L)    Special permit fees.


              Garage/rummage sale                                   $5.00

              Vehicle for sale                                      $5.00

              Temporary sign, 30 days                               $25.00

              Temporary residential sales trailer                   $30.00

              Fireworks display events                              $50.00

              Bonfire                                               $50.00

       (M)    Miscellaneous fees.

              Reinspection of rejected work                         $25.00

              Fire hydrant flow test                                $50.00 per each

              Health Department required inspections                $25.00

              HRS licensure inspections                             $25.00

              Stamp extra plan set before issuance of permit        $2.00 per page

              Restamp and recertification of unaltered plans        $35.00 for single-family residential, $5.00 per page
              after issuance of permit                              for commercial

              Re-review plans                                       New fee

              Change of prime contractor                            $25.00

              Update building permit                                50% of original fee

              Duplicate certificate of occupancy at time of         $10.00
              issuance

       (N)    Penalties.


              Construction without permit by owner                  Double fee

              Construction without permit by licensed               Double fee, minimum $100.00
              contractor

(Ord. 78, passed 3-1-79) (Res. 108, passed 10-18-99; Am. Ord. 199, passed
8-16-84; Am. Ord. 453, passed 8-17-89; Am. Ord. 726, passed 11-17-94)

                          LAKE MARY    BUILDING CODE
                          --------------------------

(S)150.06    BUILDING PERMITS.
-----------------------------

       No person, firm or corporation shall commence, or cause to be commenced, the erection, construction, or alteration of any building structure, sign, or canopy within the city until an application for a permit therefore has been previously filed with the city as provided herein, and as provided in other ordinances of the city, and until a permit therefore has first been issued by the city. No person, firm, or corporation shall commence, or cause to be commenced any repair to any existing building, structure, sign, or canopy in the city until an application for a permit therefore has been previously filed with the city as provided herein and as provided in all other ordinances of the city. No repair shall be commenced upon any building, structure, or sign until a permit therefore has been issued by the city. All work done on or pursuant to any building or sign permit issued by the city shall conform to the plans or specifications therefore as approved prior to the issuance of the permit, and any deviation therefrom shall constitute a violation of this chapter.
(Ord. 78, passed 3-1-79) Penalty, sec (S)150.99

--------------------
Cross-reference:
       Building permits required under zoning regulations, see (S)154.29 Connection of building to public sewer a condition to issuance of building permit, see Ch. 155, App. D. (S)21(A)

(S)150.07    APPLICATION FOR BUILDING PERMIT.
--------------------------------------------

       (A) Every application for a permit to erect a building or structure or to materially alter a front, rear, or side elevation of any existing building or structure in the city shall be accompanied by three sets of detailed plans, and all detailed structural drawings thereof that the Building and Zoning Administrator may require. If the plans submitted do not furnish sufficient information to adequately show the scope of the planned construction for which a permit has been requested, then there shall be furnished, in addition to the two sets of detailed plans, one set of detailed specifications for each proposed work. Both the plans and specifications, when required by law, shall be prepared by a registered architect or a registered engineer, qualified under the laws of the state to prepare the plans and specifications, and no permit therefore shall be issued until the plans, and specifications when required, have been approved by the Building and Zoning Administrator. All plans and specifications for buildings or structures to be erected in the city that are governed by state laws, must have the standard approval of the proper state authority before application is made for a permit.

       (B) All plans shall be drawn at a scale acceptable to the building and Zoning Administrator and shall show the following.

             (1) A plot plan which shall show the actual shape and dimensions of the lot or lots to be built on, the exact size and location on the lot or lots of proposed and existing buildings and accessory buildings, and the existing and intended use of each building or part of a building existing or proposed, driveway, provisions for off-street parking, and other information with regard to the lot as may be necessary to determine compliance with these regulations.

             (2) The location and layout of the proposed sewage disposal system.

             (3) When applicable the required loading and unloading spaces, maneuvering space, and openings for ingress and egress.

             (4) When applicable, grading and drainage plans showing any and all cuts, fills, and provisions for adequately carrying off surface water on premises, plus provisions for any surface water on premises, plus provisions for any surface water which would naturally flow over or through the area. These plans shall be reviewed and approved by the City Engineer.

             (5) Specifications, when required, shall be full and complete as to the character of the work, structural details, strength of material, and workmanship.

             (6) Other information may be lawfully required by the Building and Zoning Administrator including existing or proposed building or alteration; existing or proposed uses of the building and land; the number of families, housekeeping units, or rental units the building is designed to accommodate; conditions existing on the lot; and other matters necessary to determine conformance with, and provide for the enforcement of this chapter.

                          LAKE MARY    BUILDING CODE
                          ---------    -------------

       (C) Two copies of the plans shall be returned to the applicant by the Building Administrator after he has marked the copies either as approved or disapproved, and attested this by his signature on the copy. One copy shall be kept on the job-site in a waterproof container. The original, similarly marked, shall be retained by the Building Administrator.
(Ord. 78, passed 3-1-79)

(S)150.08    EXPIRATION OF BUILDING PERMIT.
------------------------------------------

       If the work described in any building permit has not begun within six months from the date of issuance thereof, the permit shall expire and be cancelled by the Building Administrator and written notice thereof shall be given to the persons affected. If the work described in any building permit has not been substantially completed within one year of the date of issuance thereof, the permit shall expire and be cancelled by the Building Administrator and written notice thereof shall be given to the person affected, together with notice that further work as described in the cancelled permit shall not proceed unless and until a new building permit has been obtained. As used herein, "SUBSTANTIALLY" shall be interpreted to be the completion of at least 51% of the
 -------------
total construction effort. The Building Administrator may allow one or more extensions not to exceed 90 days each, for cause, if the application is made prior to the cancellation of the permit.
(Ord. 78, passed 3-1-79)

(S)150.09    CERTIFICATE OF OCCUPANCY.
-------------------------------------

       (A) No land, building, or part thereof hereafter erected or altered in its use or structure, shall be used until the Building Administrator has issued a certificate of occupancy stating that the land, building, or part thereof, and the proposed use thereof are found to be in conformity with the provisions of this chapter. Within three days after notification that a building, premises, or part thereof, is ready for occupancy or use, it shall be the duty of the Building Administrator to make a final inspection thereof. No non-conforming structure or use shall be maintained, renewed, changed, or extended until a certificate of occupancy has been issued by the Building Administrator.

       (B) The certificate of occupancy shall state specifically wherein the non-conforming use differs from the provisions of this chapter, provided that upon enactment or amendment of this chapter, owners or occupants of non-conforming uses or structures shall have six months to apply for certificates of occupancy. Failure to make such an application within six months shall be presumptive evidence that the property was in conforming use at the time of enactment or amendment of this chapter. Failure to obtain a certificate of occupancy will place upon the owner and lessee the entire burden of proof that the use of the land or building existed on the effective date of this chapter.
(Ord. 78, passed 3-1-79)

(S)150.10    CONSTRUCTION.
-------------------------

       Building permits or certificates of occupancy issued on the basis of plans and applications approved by the Building and Zoning Administrator authorize only the use, arrangement, and construction set forth in the approved plans and applications, and no other use, arrangement, or construction. Use, arrangement, or construction in variance with that authorized shall be deemed a violation of this chapter.
(Ord. 78, passed 3-1-79) Penalty, see (S)10.99

                                  IMPACT FEES

(S)150.15    LEVY AND PURPOSE.
-----------------------------

       Impact fees are levied on new construction within the city limits in accordance with the schedule of impact fees and other provisions of this subchapter, for the purpose of helping to defray the cost of new or expanded police, fire, public works, and parks and recreational capital facilities and equipment attributable to new construction within the city limits, and the cost of those impact fee development studies deemed necessary by the City Commission and which are conducted by a professional agency or corporation contracted by the City Commission.
(Ord. 279, passed 3-19-87; Am. Ord. 528, passed 9-20-90)

-------------------------
Cross-reference:

       Deposit of impact fees collected into capital expansion trust funds, see
              (S)31.10.

(S)150.16    APPLICABILITY.
--------------------------

       This subchapter shall apply to all new construction within the city limits except the following:

                           LAKE MARY  BUILDING CODE
                           ---------  -------------

       (A) Alterations or expansion of an existing structure where no additional units are created and the use of the structure is not changed.

       (B) The replacement of a building or structure with a new building or structure of the same size and use.

       (C) The construction of agricultural structures other than residences.

       (D) The construction of any public-owned, public-purpose structures by federal, state, or local government.

       (E) The construction of structures primarily relating to religious, non-proprietary educational, or charitable purposes.

       (F) Developments of regional impact approved prior to June 1, 1986.

       (G) Construction under any building permit originally issued prior to the effective date of this subchapter. (Ord. 279, passed 3-19-87)

(S) 150.17  DETERMINATION OF FEE AMOUNTS.
----------------------------------------

       (A) Impact fees shall be determined and reviewed at the direction of the City Commission in accordance with a detailed analysis of projected construction within the city limits; the cost of any expanded or new capital facilities and equipment for police, fire, public works, and park and recreation facilities generated by such construction, the costs associated with such a determination, update or review, and the money otherwise available to meet those costs. The City Commission may adjust the established impact fee rates to reflect changes in the cost of relevant capital facilities and equipment and/or impact fee development studies or related updates or reviews at such times as it deems appropriate and as circumstances supporting adjustment may exist.

       (B) All changes or adjustments in the established impact fee rates shall be by ordinance and shall apply only to construction for which building permits are issued after the effective date of the ordinance. (Ord. 279, passed 3-19-87; Am. Ord. 528, passed 9-20-90; Am. Ord. 658, passed 8-5-93)

(S) 150.18  SCHEDULE OF IMPACT FEES.
-----------------------------------

       Impact fees for new construction within the city limits shall be as follows:

                             Residential       Non-Residential
    Impact Fee                (per-unit)        (per-sq.-ft.)
--------------------------  -------------    ------------------
Police protection            $    51             $   .053
Fire protection                   67                 .055
Recreation                       278                 .031
Public works                      24                 .022
      Total fees             $   420             $   .161
(Ord. 279, passed 3-19-87)

(S) 150.19  WAIVER OF IMPACT FEE AND PROVISION FOR APPEAL.
---------------------------------------------------------

       (A) The City Commission may waive part or all of the impact fees imposed on a project if it determines that the private space and facilities provided in the proposed project are of such nature as to reduce substantially the project's impact upon the city's capital needs for expansion of public facilities; or that the fees imposed by this subchapter upon any given project substantially exceed the clearly demonstrated impact upon public facilities, including fire, public works, and police facilities.

       (B) In the event a project owner shall consider any impact fee applicable to it to be excessive, the City Commission, on application, shall conduct a hearing to consider alleged overpayment. It shall be the duty of the project owner to demonstrate to the City Commission by clear and convincing evidence that applicable impact fees are substantially excessive as applied to the project. The Commission may adjust the fees based on the evidence presented. (Ord. 279, passed 3-19-87)

(S) 150.20  TIME OF PAYMENT; REMEDIES FOR NON-PAYMENT; CREDIT OF FEES.
---------------------------------------------------------------------

       (A) Impact fees shall be due and payable at the time of issuance by the city of a building permit for new construction. No building permit on new construction shall be issued until all applicable impact fees have been received by the city.

                           LAKE MARY  BUILDING CODE
                           ---------  -------------

       (B) The fees collected pursuant to this subchapter shall be returned to the then-present owner of the development if the fees have not been spent by the end of the sixth year from the date the fees were paid, together with interest at the rate of 5 1/4% per annum.

       (C) All impact fees collected shall be deemed to accrue to the benefit of the parcel or parcels of real property constituting a project for which a building permit is issued. Further, if and in the event the new construction for which a building permit is issued shall not take place and said building permit shall lapse, any impact fees collected as an incident to the issuance of that building permit shall be maintained by the city, to be credited against any impact fees which may be charged at the time of the issuance of any building permit for new construction upon or involving the property for which a previous building permit has been issued and impact fees collected. If subsequent impact fees exceed the amount collected and maintained by the city under any previous building permit, then the additional sum shall be paid as a condition of and at the time of the issuance of the subsequent building permit. If the impact fees so charged are less than the impact fees initially collected and maintained, then at that time the excess shall be refunded to the applicant. In the event that no subsequent building permit shall be issued and impact fees due within six years from the date of payment of impact fees under a building permit for which construction did not take place, any impact fees so collected shall be returned to the then- present owner of the development together with interest at the rate of 5 1/2% per annum from the date of initial collection. (Ord. 279, passed 3-19-87; Am. Ord. 523, passed 9-6-90)

(S) 150.99  PENALTY.
-------------------

       Violations of this chapter and the standards set forth herein shall be punishable by a fine of not more than $500 or incarceration for not more than 90 days, or both. Each day that a violation exists shall constitute a new and separate offense. (Ord. 78, passed 3-1-79)

               CHAPTER 150A:  UNIFORM BUILDING NUMBERING SYSTEM
               -------------  ---------------------------------

Section

       150A.01      Purpose of uniform numbering
                    system
       150A.02      Definitions
       150A.03      Uniform building numbering system
                    established; incorporation of map
       150A.04      Administration and assignment of
                    numbers
       150A.05      Posting of numbers
       150A.06      Municipal annexation
       150A.07      Address changes

       150A.99      Penalty


(S) 150A.01  PURPOSE OF UNIFORM NUMBERING SYSTEM.
------------------------------------------------

       This chapter is adopted for the purpose of providing a uniform building numbering system for the assignment of address numbers to buildings and structures located on or with access from officially named public and private streets and ways in the city, in the interest of the public health, safety and general welfare of the citizens and inhabitants of the city.
(Ord. 491, passed 3-1-90)

(S) 150A.02  DEFINITIONS.
------------------------

       For the purpose of this chapter, the following terms, phrases, words, and their derivations shall have the meaning given herein, unless the context clearly indicates otherwise:

       "ACCESSORY BUILDING." A building which is clearly incidental or
        ------------------
subordinate to and customarily utilized adjacent to and in connection with a principal building located on the same lot.

       "BUILDING FRONT OR FACADE." That area or facade of a building which has
        ------------------------
visible numbers from a public or private street or way because it faces the public or private street or way pursuant to which the building is numbered. When a building is constructed on a corner lot, the building front or facade shall be that area of the building which faces the street on which a projected address was assigned or, in the event a projected address has not been assigned, the area so designated by the Planning Department of Seminole County.

       "BUILDING NUMBERING MAPS." A master set of maps which, in conjunction
        -----------------------
with approved plots and site plans, details the existing street names and numbering scheme and the projected street name and numbering scheme within Seminole County; said maps, in addition to the plots and site plans, being currently designated the one inch to 400 feet legal section maps.

       "E-9-1-1 COORDINATOR." That person designated by the City Manager to
        -------------------
assist Seminole County in designing, implementing and maintaining an emergency telephone response system which involves the expeditious response of public safety, police and other services resulting from such emergency telephone system.

       "GRID SYSTEM GUIDE." A series of designated north/south parallel lines
        -----------------
intersecting a second set of east/west parallel lines, as indicated on the official "master grid maps," currently delineated on a 1:2000 map of Seminole County.

       "NONCONFORMANCE." Any failure to comply with the provisions of this
        --------------
chapter including, but not limited to by way of example: a number out of sequence, odd or even number on wrong side of street, rural box numbers, numbers improperly affixed, numbers illegible, numbers unclear, numbers obstructed, numbers not visible, numbers not present, numbers of improper size, numbers not in contrast with immediate background, weather-worn numbers, wrong numbers, and non-approved numbers.

       "OCCUPANT." Any person, firm, entity, partnership, trust, corporation,
        --------
association, or other organization who is occupying or leasing a building or other property for a period exceeding 30 days.

       "OWNER." Any and all persons, firms, entities, partnerships, trust,
        -----
corporation, associations, or other interest in, any building or property which is subject to the provisions of this chapter.

       "PRINCIPAL BUILDING." Any structure which is designed, built or used for
        ------------------
the support, enclosure, shelter, or protection of persons, animals, chattels or property of any kind for any residential, commercial, or industrial purpose.

       "PRIVATE WAY."  Any street, road, avenue, drive, cul-de-sac or other
        -----------
thoroughfare used for vehicular traffic

               CHAPTER 150A:  UNIFORM BUILDING NUMBERING SYSTEM
               -------------  ---------------------------------

and any easement or right-of-way that provides sole access to more than one parcel or lot which is not included in the definition of "PUBLIC WAY" and which
                                                          ----------
is not maintained by Seminole County, the City of Lake Mary or the Florida Department of Transportation. This term shall include, but is not limited to roadways or driveways in mobile home parks, apartments, condominiums, and commercial or industrial complexes, which have been named and signed in accordance with the comprehensive plan of this city.

       "PROJECTED STREET NAME AND NUMBERING SCHEME." All approved site plans and
        ------------------------------------------
plots, including amendments thereto, which contain projected street names and addresses although no construction or development has occurred on the projected street.

       "PUBLIC WAY." Any area of a public road or right-of-way, either paved or
        ----------
unpaved, which is intended for vehicular traffic, and that has been dedicated to the City of Lake Mary, Seminole County or State of Florida for the purpose of vehicular traffic and for use as a thoroughfare for vehicular traffic whether accepted or not by the city, excluding, however, service entrances or driveways.

       "UNIFORM BUILDING NUMBERING SYSTEM." A system by which existing buildings
        ---------------------------------
and projected lots and parcels for future buildings are assigned addresses in a coordinated and uniform method based on a designated grid system contained in the official master grid maps. (Ord. 491, passed 3-1-90)

(S) 150A.03  UNIFORM BUILDING NUMBERING SYSTEM ESTABLISHED; INCORPORATION OF
----------------------------------------------------------------------------
MAP.
----

       A uniform building numbering system, as shown on the maps, identified by the title, "Building Numbering Maps," and filed in the office of the Seminole County Planning Department is hereby adopted for use in this city pursuant to an interlocal agreement on file with the Board of County Commissioners and this city. Upon adoption, the uniform building numbering system maps and the grid maps and each amendment thereto shall be on file in the office of the City Clerk. (Ord. 491, passed 3-1-90)

(S) 150A.04  ADMINISTRATION AND ASSIGNMENT OF NUMBERS.
-----------------------------------------------------

       (A) The Seminole County Planning Department has been assigned responsibility for coordinating and maintaining the numbering system by the Board of County Commissioners. Said Department shall assign building numbers in conformity with the uniform building numbering system. Charges for such assignments shall be made in accordance with a fee schedule duly adopted by resolution by the Board of County Commissioners.

       (B) Should an existing building fail to conform with the uniform numbering system, the Seminole County Planning Department will give notice to those owners or occupants whose building number is in nonconformity with the uniform building numbering system. Said notice will be delivered to the owner or occupant by certified mail, return receipt requested, by posting same in a conspicuous place on the property or by hand delivery. Said notice may include a notification of a change of address which shall contain the new building number(s) assigned to the building in accordance with the uniform building numbering system and shall direct the owner or the occupant to post the newly assigned building number on said building or property in accordance with the provisions of the uniform building numbering system. The owners or occupants shall have 30 days from receipt of the notice sent by certified mail, from the date of delivery, if delivered by hand, or from the date of posting, if such notice is posted on the property, to come into compliance.

       (C) Assignment by the Seminole County Planning Department of the assigned number to a lot or parcel on which a projected future building may be constructed shall be a condition precedent to the issuance of a Building Permit for any such building. (Ord. 491, passed 3-1-90) Penalty, see (S)150A.99.

(S) 150A.05  POSTING OF NUMBERS.
-------------------------------

       All buildings within the municipal limits of the city, shall have its assigned building number properly displayed in accordance with the provisions of this chapter, whether or not mail is delivered to such building or property. It shall be the duty of the owners and occupants of each building in the city, to post the assigned building number on the property in conformity with this chapter as follows:

               CHAPTER 150A:  UNIFORM BUILDING NUMBERING SYSTEM
               -------------  ---------------------------------

       (A) The building address number shall be permanently affixed to the building front or facade as defined herein, or to a separate structure such as a mailbox, post, wall, fence, or other visible and commonly used area, in such a manner as to be clearly visible and legible and without obstruction from the public or private way on which the building fronts.

       (B) Any numbers which are not clearly visible and legible from the public or private way shall not be used.

       (C) The numerals shall be of a contrasting color with the immediate background of the building or structure on which such numerals are affixed and shall not be less than three inches in height and one-half inch in width.

       (D) Numerals shall be made of a durable weather-resistant material. (Ord. 491, passed 3-1-90) Penalty, see (S) 150A.99.

(S) 150A.06  MUNICIPAL ANNEXATION.
---------------------------------

       Whenever a parcel of land, a subdivision, or any part thereof, becomes a part of the municipal limits of this city, by annexation, the Seminole County Planning Department will review the address numbers of such property and determine whether such numbers, their posting, and the method of numbering for such annexed portion conforms to the designated grid system and the uniform building numbering system within 30 days of such annexation. (Ord. 491, passed 3-1-90)

(S) 150A.07  ADDRESS CHANGES.
-----------------------------

       (A) If the number, posting, or method of numbering a building is in nonconformance with Seminole County's grid system and uniform building numbering system after a municipal annexation, the Seminole County Planning Department will give notice of such nonconformance to the owners or occupants of the affected building or property.

       (B) Said notice shall be delivered by certified mail, return receipt requested; by posting said notice in a conspicuous place on the building; or by hand delivery.

       (C) Said notice shall include a notification or a change of address which shall contain the correct or new building number(s) assigned to the building or property in accordance with the provisions of this chapter and the date of notification.

       (D) Said notice shall direct the owner or the occupant to post the newly assigned building number(s) contained in the change of address on said building or property in accordance with this chapter.

       (E) Said notice shall notify the owner or occupant that, if he or she disagrees with the determination of the Seminole County Planning Department, an appeal may be taken regarding the determination made. The Deputy County Administrator/County Development or his functional successor shall hear such appeals. (Ord. 491, passed 3-1-90) Penalty, see (S)150A.99

(S) 150A.99  PENALTY.
--------------------

       (A) Any person, firm, entity, partnership, trust, corporation, association, or other organization failing to comply with the provision of this chapter shall be punished as provided by general law.

       (B) The city Code Enforcement Board shall have jurisdiction over violations of this chapter. Proceedings before the Code Enforcement Board shall be governed by its rules and procedures. (Ord. 491, passed 3-1-90)

SECTION 2.   SHORT TITLE.  This Ordinance shall create a new Chapter 155,
----------   ------------
Appendix I of the Code of Ordinances to be known as the "Lake Mary Sign Code".

SECTION 3.  PURPOSE AND INTENT.  The purpose and intent of this Code is to
----------  -------------------
establish regulations for the fabrication, erection and use of signs and other outdoor advertising displays within the City of Lake Mark. These regulations are hereby established in order to promote the overall economic well being of the businesses in the City, while at the same time providing for the health, safety and welfare of its citizens by reducing the adverse effects of signs and displays on highway safety, building safety, property value, and the enjoyment of the scenic beauty of the City. These regulations are intended to avoid excessive competition and clutter among sign displays in the demand for public attention.

SECTION 4.   DEFINITIONS:
----------   ------------
(A)  In General
     ----------
     The word "shall" is mandatory, the word "may" is permissive.
(B)  "ABANDONED SIGN."
      --------------
     (1) A sign is presumed to have been abandoned when it is located on property which becomes vacant and unoccupied for a period of three (3) or more months.
     (2) Any sign face which advertises a business no longer conducted or product no longer sold. In making the determination that a sign advertises a business no longer being conducted, the Enforcement Official shall consider the existence or absence of a current occupational license, utility service deposit or account, or active use of the premises.
     (3) Any sign structure which has not been used for business purposes for over three (3) months that is non-conforming as to existing codes regarding height, setback or maintenance.
     (4) Any previously permitted temporary sign for which the permit or permitted time has expired.
(C)  "ADVERTISING FLAGS."  Any commercial flags designed for or having the
      -----------------
     effect of attracting attention, promotion or advertising.
(D)  "AWNING SIGN."  A sign composed of cloth or canvas supported by a metal or
      -----------
     rigid framework attached to and extending from an exterior wall or any other portion of a building utilized as protection from the rain or sun.
(E)  "BANNER SIGNS."  Any signs having characters, letters, illustrations, or
      ------------
     ornamentations applied to cloth, paper, or fabric of any kind, including foil.
(F)  "CONSTRUCTION SIGN."  A sign announcing and identifying the construction
      -----------------
     project scheduled or underway on the site where the sign is located.
(G)  "DIRECTIONAL SIGN." - ON-SITE.  Any sign used to indicate the direction to
      ----------------------------
     entrances, exists, parking areas, restrooms, or other non-business related facilities on the site on which the sign is located.
(H)  "DIRECTORY SIGN."  A sign which gives the names of the businesses or
      --------------
     individuals located in the building or complex where it is located. A directory sign shall be of a unified design and common material, and shall allow for a uniform size sign for each business or unit of space in the development. Directory Signs shall be limited to the name and type of business and its location within the building or complex.

(I)  "DOUBLE-FACED SIGN."  A sign with two (2) faces which are no more than
      -----------------
     twelve (12) inches apart at their closest point, and which describe an internal angle between face planes extended no more than thirty (30) degrees.
(J)  "ELECTRONIC MESSAGE CENTER."  A sign on which the copy/advertising changes
      -------------------------
     automatically on a lampbank or through mechanical means.
(K)  "FREE STANDING SIGN".  A sign wholly independent of any building for
      ------------------
     support. For the purposes of this sign code, a free standing sign may be constructed of wood or other permanent, rigid material and may be used for construction and real estate signs only.
(L)  "FRONT FOOT, BUSINESS."  The lineal distance of the building space occupied
      --------------------
     by the particular business, measured on a straight line parallel to the street. In the event that a building fronts on two or more streets, the property owner shall be given the option of selecting one street frontage for the purpose of computing allowable sign area. Where a business does not parallel a street, the front foot shall be measured along the exterior side of the building space occupied by the particular business and which is considered by the business and general public to be the front of the business.
(M)  "FRONT-FOOT, PROPERTY."  Each foot, or major portion thereof, measured
      --------------------
     along the public right-of-way where the subject property abuts said right-of-way.
(N)  "FRONT-FOOT, BUILDING."  Each foot, or major portion thereof, measured
      --------------------
     along the main entry side of a building. Where buildings form an "L" or "U", all main entry sides are measured.
(O)  "GROUND SIGNS."  A sign wholly independent of any building for support; and
      ------------
     where the subject of the sign relates to either the identifying of the business name or the activity carried on in the structure on the same property as the sign.
(P)  "HEIGHT OF SIGN."  The distance between the top of a sign and the average
      --------------
     grade elevation below it.
(Q)  "IDENTIFICATION SIGN."  A sign that indicates the name and type of business
      -------------------
     or service, or the name of the development located on the site where the sign is located; including street address, phone number, and graphic of business logo.
(R)  "ILLEGAL SIGN."  A sign not legally permitted prior to or after the
      ------------
     adoption of this sign code.
(S)  "ILLUMINATED SIGN."  A sign that uses artificial light, either internal or
      ----------------
     external to the sign faces, to draw attention to the sign or otherwise increase its visibility.
(T)  "INSTRUCTIONAL SIGN."  A sign conveying non-advertising information
      ------------------
     relating to the use of the premises, including such signs as "no parking", "no trespassing" and warning signs.
(U)  "INTERNALLY ILLUMINATED SIGN."  A sign that uses artificial light from
      ---------------------------
     behind the sign face to increase its visibility.
(V)  "MARQUEE SIGN."  Any sign placed flat along and on the edges of a marquee.
      ------------
(W)  "MEMBERSHIP SIGN."  A sign identifying affiliation with a travel club,
      ---------------
     business association, credit card company, or professional association.
(X)  "MEMORIAL SIGN."  A permanent sign, plaque, inscription or similar group of
      -------------
     symbols recording historical data relating to the construction of the building to which it is affixed.
(Y)  "NON-CONFORMING SIGN."  A sign legally permitted in the City before the
      -------------------
     adoption of this sign code that does not conform to the requirements of this sign code. A sign not legally permitted prior to the adoption of this sign code shall not be considered a non-conforming sign.
(Z)  "OFF PREMISE SIGN."  A sign, either attached to a building or other
      ----------------
     structure located on real property, which is not appurtenant to the use of the real property where the sign is located or which does not advertise a service offered at the location where the sign is placed or which does not identify a business located where the sign is placed as a purveyor of the merchandise or services advertised on the sign. The term "OFF PREMISE SIGN" includes, but is not limited to, signs commonly known as billboards.

(AA) "ON-SITE SIGN."  A sign that identifies or advertises only goods, services,
      ------------
     facilities, events or attractions available on the premises where the sign is located.
(BB) "PAINTED WALL SIGN."  A sign painted on any outside wall or roof of any
      -----------------
     building.
(CC) "PARAPET."  The extension of the main walls of a building above the roof
      -------
     level.
(DD) "PARASITE SIGN."  Any unpermitted sign which is attached to another sign.
      -------------
(EE) "PENNANT."  Any flag-like piece of cloth, plastic or paper attached to any
      -------
     staff, cord, building or other structure and which hangs loosely for the purpose of attracting attention to the site.
(FF) "PERMITTED SIGNS."  All signs requiring a permit under this sign code.
      ---------------
(GG) "POLE SIGNS."  A sign supported by poles, uprights, or braces, which are
      ----------
     not concealed in an enclosed base, but are permanently placed on or in the ground and wholly independent of any building for support, either single-faced or double-faced.
(HH) "POLITICAL SIGN OR POLITICAL FLAG."  Any display of characters, names, or
      --------------------------------
     illustrations which advocate the election of any individual, group pf individuals, or any position for or against any political issue.
(II) "PORTABLE SIGN."  A sign that has no permanent attachment to a building or
      -------------
     to the ground by means of a footing; including, but not limited to, an A-frame sign, sign with wheels or frame or structures with axles or designed to be pulled or towed on a trailer or similar devise, pull attachments, or hot air or gas-filled balloons.
(JJ) "PREMISES."  The lot or lots, plots, portions or parcels of land considered
      --------
     a unit for a single development or activity.
(KK) "PROJECTING SIGN."  A sign supported by a wall of a building, projecting
      ---------------
     away from that wall twelve (12) inches or more, and designed with a face or faces reading at an angle to that wall.
(LL) "READER BOARD."  A sign designed to accommodate changeable copy including,
      ------------
     but not limited to, individual letters and numbers that can be removed and replaced by hand. Electronic message centers are not considered part of this definition.
(MM) "REAL ESTATE SIGN."  A sign erected by the owner, or his agent, advertising
      ----------------
     the real property where the sign is located for sale, lease, or rent.
(NN) "ROOF SIGN."  A sign erected on or over the roof of any building.
      ---------
(OO) "SANDWICH SIGN."  Any two-sided, self-supporting portable sign.
      -------------
(PP) "SIGN."  Any display of characters, letters, illustrations or any
      ----
     ornamentations; or the complete structure on which any characters, letters, illustrations, or ornamentations are supported or applied, except guys or their anchorages.
(QQ) "SIGN AREA."  The area enclosed by one continuous line, connecting the
      ---------
     extreme points or edges of a sign. The area shall be determined using the largest sign area or silhouette visible at any one time from any one point that is off-site. This area does not include the main supporting sign structure; but all other ornamental attachments, inner connecting links, and the like, which are not a part of the main supports of the sign are to be included in determining sign area.
     (1) Free-standing letters or cut letters used as a sign area: the area is measured as ninety percent (90%) of the area enclosed within the smallest regular geometric figure needed to encompass completely all letters, insignias, or symbols of the sign, including horizontal spacing between letters, insignias, symbols, logos, and trademarks, except as otherwise provided herein.
     (2) Signs other than free-standing letters, words, insignias, or symbols: the area is measured as the total area of the facing, or the total area within the outer edge of any existing border of the sign.
     (3) In every event, computation of allowable sign area includes all existing signs on the premises, whether those signs are conforming or non-conforming under the terms of this appendix.
(RR) "SUBDIVISION SIGN."  Any sign which marks or identifies the entrance or
      ----------------
     entrances to a residential subdivision.
(SS) "SWING SIGNS OR SUSPENDED SIGNS."  Any sign projecting at an angle on the
      ------------------------------
     outside wall or walls of any building, and which is suspended from a projecting structure in such a manner that the sign itself, or any part thereof, is not attached to the building or wall.
(TT) "TEMPORARY SIGN."  A sign used to advertise or identify transitory events
      --------------
     or two (2) weeks or less duration unless specifically permitted for a longer period by this code.
(UU) "WALL SIGN."  Any sign painted on, or attached to, or erected parallel to
      ---------
     the face of, or erected and confined within the limits of, the outside wall of any building, and which displays only one (1) advertising surface.
(VV) "WINDOW SIGN."  A permanent or temporary sign affixed to, suspended behind,
      -----------
     or painted on either face of a window or glass door that reads to the exterior of the building.

SECTION 5.   SIGN PERMITS
----------   ------------
(A)  PERMIT REQUIRED.  It shall be unlawful for any person to erect, construct,
     ---------------
     alter or relocate within the City of Lake Mary, Florida, any sign without having first obtained a permit therefore, except as provided for in this sign code.
(B)  WORK TO BE PERFORMED BY OWNER, LESSEE, OR LICENSED CONTRACTOR.  The
     -------------------------------------------------------------
     erection of all signs requiring permits under this sign code shall be done by and permitted to the property owner or lessee, or to a sign contractor, general contractor or building contractor legally authorized to perform such work.
(C)  APPLICATION FOR PERMIT.  All applications for permits under this section
     ----------------------
     shall be filed by either a contractor licensed to erect signs in the City, or the owner of the property where the sign is to be located or his authorized agent. Such applications shall include the following:
     (1)  Name, address and telephone number of owner(s) of property;
     (2) Name, address and telephone number of licensed sign company erecting the sign;
     (3) The street address and legal description of the property upon which proposed sign is to be located.
     (4)  The height, size, shape and location of the proposed sign;
     (5) Written permission of the owner, his lessee or agent, to erect the proposed sign;
     (6) A plan, sketch, blueprint, or similar presentation drawn to scale, showing all pertinent structural details, wind load requirements, and materials in accordance with the requirements of the Southern Standard Building Code;
     (7) A statement verifying the height, size, shape and location of existing signage on the premises.

(D)  ISSUANCE OF PERMIT.  Upon receipt of an application for a sign permit, the
     ------------------
     Building Official or his designee shall review the plans, specifications and other data relating to such sign, and, if considered necessary, inspect the premises upon which the sign is proposed to be erected. If the proposed sign is in compliance with this sign code and all other applicable laws and code of the City, a sign permit shall be issued upon receipt of the permit fee.
(E)  PERMIT FEES.  Permit fees under this sign code shall be set by resolution
     -----------
     of the City Commission.
(F)  PERMIT LABEL REQUIRED.  With each permit issued, the Building Official
     ---------------------
     shall provide a label or decal for each permitted sign bearing the permit number. This label shall be attached to the sign or sign structure so as to be clearly visible from the public right-of-way or public areas of the business site.
(G)  PENALTY.  In addition to other penalties provided by this sign code, or
     -------
     Code of Ordinances generally, a permit fee of double the amount specified shall be required if work has commenced without a permit.
(H)  EXPIRATION OF PERMIT.  Any permit issued under this sign code shall expire
     --------------------
     ninety (90) days after date of issuance, unless installation of the permitted sign is completed.

SECTION 6.   GENERAL PROVISIONS.
----------   -------------------
(A)  EXEMPT SIGNS:  The following signs are exempt from the permitting
     ------------
     requirements of this sign code, but shall still meet applicable construction standards and obtain electrical permits if required by the City Electrical Code:
     (1)  Identification signs of two (2) square feet or less;
     (2) "No Trespassing," "Private Property," "No Soliciting," or "No Dumping" signs of two (2) square feet or less;
     (3) On-Site Directional or instructional signs of four (4) square feet or less and less than three (3) feet in height where vehicle or pedestrian movements are involved;
     (4) Governmental signs for traffic control, street designation, direction to public facilities, and any public sign deemed necessary by a public official in the performance of his public duty, or as approved by the City Commission;
     (5)  Professional name plates not exceeding three (3) square feet in area.
     (6) Occupational signs denoting only the name and profession of an occupant in a commercial building or public institutional building, placed flat against the exterior surface of the building and not exceeding three (3) square feet in area.
     (7) Under-canopy signs behind the right-of-way line for pedestrian identification of less than four (4) square feet.
     (8)  Credit card or membership signs or two (2) square feet or less, one
          (1) of each different organization permitted for each street frontage;
     (9) A maximum of two (2) menu (reader) boards for drive-through facilities of no more than twenty-four (24) square feet each. Such signs shall be located adjacent to and oriented toward the drive-through area;
     (10) Decals affixed to fuel pumps, or other types of vending equipment used for dispensing retail products, so long as the signs or decals remain applicable to the use of the equipment.

     (11) Permanent ground type church service signs not exceeding fifty (50) square feet and located on the property where the church sanctuary is situated. Such signs shall be limited to six (6) feet in height and shall meet the setbacks of the zoning district in which the church is located.
     (12) Standard-sized menus mounted at the entrance to restaurants.
     (13) Signs required or authorized by federal, state, or county law.
     (14) An owner or his designated agent is permitted to advertise real property for sale, rent, or lease. No sign permit will be required under the following conditions:
          (a) Advertising shall be by the use of (1) sign not exceeding the standards set forth in section 7(A)(2) and section 7(A)(3). Maximum sign area shall be inclusive of all riders and attachments.
          (b)  These signs shall be firmly anchored in the ground.
          (c)  No sandwich-type signs will be permitted.
          (d) These signs shall be solely for the purpose of offering for sale, for rent, or for lease the particular property on which the signs are placed.
          (e) All signs shall be removed upon the sale or lease of the property immediately after closing. "Sold" signs may be permitted for seven (7) days after the closing, and cannot exceed the size of the original sign.
     (15) Off-site directional signs, including but not limited to; garage sale, open house, yard sale, neighborhood watch, and homeowners association signs of six (6) square feet or less limited to one (1) per parcel, lot or tract. These signs shall not be permitted in road or street rights-of-way and may be removed by the City without notice.
     (16) Home occupation signs limited ton one (1) square foot, affixed on the wall adjacent to the front entrance of the building.
(B)  PROHIBITED SIGNS.  It shall be unlawful to erect or maintain any sign
     ----------------
     described as follows:
     (1) Commercial sign adjacent to residentially zoned land: No sign shall be located within fifty (50) feet of any residentially zoned property.
     (2) Traffic or pedestrian hazards: Any sign which constitutes a traffic hazard or a detriment to traffic safety by reason if its size, location, movement, content, coloring, or method of illumination. Any sign which obstructs the vision between pedestrians and vehicles using the public right-of-way, including, but not restricted to, those not meeting visibility standards, in the Zoning Ordinance. Specifically prohibited are signs using:
         (a) Electronic message centers, or signs of a flashing, revolving or stroboscopic nature. Signs of a flashing, animated, or rotating nature, except traditional, non-illuminated barber poles not exceeding three (3) feet in length.
         (b)  Bare bulbs in excess of eleven (11) watts; and
         (c) Words and traffic control symbols so as to interfere with, mislead or confuse traffic, such as "stop", "look", "caution", "danger", or "slow".
     (3) Signs or flags attached to trees, streetlight poles, parking lot light poles or utility poles.
     (4) Signs attached to or painted on vehicles which vehicles are not regularly used as part of the advertised business and are parked or located in such a way as to advertise.
     (5) Privately constructed signs in public right-of-way not specifically permitted by this sign code.

     (6) Signs made of combustible materials that are attached to or in close proximity to fire escapes or fire fighting equipment.
     (7)  Roof Signs.
     (8)  Abandoned Signs.
     (9)  Projecting Signs.
     (10) Any other signs that are not specifically permitted or exempted by this sign code.
     (11) Banner signs, streamers, ribbons, propellers, searchlights, balloons, pennants or similar devices.
     (12) Portable Signs.
     (13) Pole Signs.
     (14) Off Premise/Off-Site Signs (except for those permitted under section 6(A) (16)).
     (15) Advertising Flags.
     (16) Any temporary sign placed or located on or over any public thoroughfare, road, alley sidewalk, easement, or right-of-way within any zone of the City, except for special event signs sanctioned or sponsored by the City Commission, at such locations and for such duration as determined appropriate by the City Commission to the event.
     (17) Parasite signs.
     (18) Reader Boards unless otherwise provided for in this code.

(C)  PERMITTED SIGNS.  All permitted signs shall be constructed in accordance
     ---------------
     with the following standards, and no Certificate of Occupancy will be issued for any new or renovated building unless it has conformed to these standards.
     (1) Code Compliance: All signs shall be constructed and maintained in accordance with the provisions and requirements of the City of Lake Mary Building Code, Electrical Codes, all other applicable codes, ordinances or requirements.
     (2)  Copy: All copy shall be maintained so as to be legible and complete.
     (3) Structure: Signs shall be maintained in a vertical position unless originally permitted otherwise, and in good and safe condition at all times.
     (4) Damage: Damaged faces or structural members shall be repaired in a timely manner.
     (5) Safety: Electrical systems, fasteners, and the sign and structure as a whole shall be maintained at all times in a safe condition.
     (6) All permitted signs, including permanent and temporary signs, shall conform to all ordinances and codes of the City and will be counted as part of the total sign allowance established by these regulations for any given parcel of real property or business, as appropriate.
(D)  SIGN REGULATIONS.
     ----------------
(1)  Individual/single use businesses (commercial, office, and industrial uses).
     (a) Sign Area. Total sign area shall not exceed one-hundred (100) square feet in PO, C-1 and C-2 zones, or two-hundred (200) square feet in M-1A and M-2A zones. This can be either wall signs, window signs, reader boards (as permitted) or ground signs, or a combination.
     (b)  Wall signs.  Maximum wall sign area shall be permitted as follows:
          1. In PO, C-1 and C-2 zones, one and one-half ( 1 1/2) square feet for each building front foot, up to one-hundred (100) square feet.

          2. In M-1A and M-2A zones, two (2) square feet for each building front foot, up to two-hundred (200) square feet.
     (c)  Window signs.  Maximum window sign area shall be permitted as follows:
          1. In A-1, M-1A, M-2A, PO, C-1 and C-2 zones, one (1) square foot for each store front foot, up to one-hundred (100) square feet.
     (d) Ground signs. One (1) ground sign per parcel for each primary street frontage shall be permitted, of maximum area as follows:
          1. Area. In A-1, PO, C-1 and C-2 zones, one and one-half (1 1/2) square feet for each building front foot, up to one-hundred (100) square feet. In M-1A and M-2A zones, two (2) square feet for each building front foot, up to two-hundred (200) square feet.
          2. Height. In A-1, PO, C-1 and C-2 zones the maximum height shall be twelve (12) feet. In M-1A and M-2A zones shall be fifteen (15) feet.
          3. Setback. Minimum setback from right-of-way line shall be five (5) feet for all ground signs.
          4.  Design of ground signs.
              a. Vertical structure supports for ground signs shall be concealed in an enclosed base. The width of such enclosed base shall be equal to at least two-thirds (2/3) the horizontal width of the sign surface.
              b. The base shall be of a low maintenance finish which is compatible with the architectural style of the principal building limited to split face block, stone, finished metal or brick. Sign bases finished with stucco or wood are strictly prohibited.
              c. Any external above ground light source shall be located and hidden within the planer bed or shall be in a burial fixture.
     (e) Reader boards are permitted for the following uses and with the following restrictions:
          1. Churches, places of worship, organizations which are exempt from paying Federal Income Tax under section 501(c)(3) of the Internal Revenue Code, public schools, government buildings and facilities shall be permitted to have reader boards provided that the total sign area for reader boards does not exceed 32 (thirty-two) square feet per lot, tract or parcel.
          2. Movie theaters, drive-in theaters, or playhouses. Reader boards are permitted, and shall be calculated as part of the total maximum allowable sign area in the zoning district in which these uses are located.
          3. Automobile service stations and convenience stores. A maximum of nine (9) square feet may be devoted to reader boards per lot or parcel which contains an automobile service station or convenience store. Only one side of a double-faced ground signs shall be counted for area calculation purposes. Reader board sign area shall be calculated as part of the total maximum allowable sign area in the zoning district in which it is located.

(2)  Commercial Shopping Centers.  Shopping centers shall be permitted signs
     ----------------------------
     under this section. However, the following criteria are to be considered guidelines for maximum signage. All shopping center signage shall be reviewed and approved by the Planning and Zoning Board as to final size, location, and coordination.

     (a) Wall and window signs. Wall and window signage for individual businesses in shopping center of up to two (2) square feet for each business front foot and not to exceed a maximum of one-hundred (100) square feet. This can either be a wall signage, window signage, or a combination.

     (b) Individual businesses in a shopping center exceeding one-hundred (100) business front feet are permitted one (1) square foot of sign area for each additional business front foot over and above one-hundred (100) business front feet, but not to exceed two-hundred (200) square feet. This can be wall signage, window signage or a combination.

     (c) No illuminated wall sign shall exceed one-hundred (100) square feet if it is within five-hundred (500) feet of a residential land use or zoning district and is visible from the residential land use or zoning district.

     (d) In the case of corner stores, additional signage may be allowed only where the same or similar facade treatment is used on both front and side and there is an entrance to the general public along such sides, but in no case shall more than one side facade of a corner store exceed one-hundred (100) square feet of sign area. Sign area is not transferable between facades.

     (e)  Ground Sign.
          1. Maximum sign area shall be in accordance with the following regulations:
               a.   Centers under seventy-five-thousand (75,000) square feet:
                    Shopping center identification sign of fifty-six (56) square feet or less.
               b. Centers of seventy-five-thousand (75,000) square feet to two-hundred-fifty-thousand (250,000) square feet: Shopping center identification sign of eighty-four (84) square feet or less.
               c. Centers of over two-hundred-fifty-thousand (250,000) square feet: Shopping center identification sign of one-hundred-twelve (112) square feet or less.
          2.   Height, setback, and spacing of ground signs.
               a.   Maximum height shall be fifteen (15) feet.
               b.   Ground signs shall be set back a minimum of:
                    b.1. Fifty (50) feet from side lot lines, or equidistant from side lot lines.

                    b.2. Five (5) feet or more from right-of-way, but in no event erected in any location which shall constitute an impediment to clear line of sight for vehicular traffic. Signs which constitute a traffic safety hazard based upon recommendation by the City Police Department shall be relocated on order of the Planning and Zoning Board to eliminate the hazard.
                    b.3. Ground sign structures on the same ownership parcel shall be minimum of seven-hundred (700) feet apart.
          3. Design of ground sign. The design of permitted ground sign shall be in accordance with section 6(D) (1) (c) 4.
(3)  INDUSTRIAL PARKS. Subdivisions of land as defined in the City Subdivision
     ----------------
     Regulations which are zoned for industrial use shall be permitted signage as follows:
     (a) Ground Sign. One (1) ground sign structure for each public right-of-way entrance consisting of any combination of identification or directory signage. Maximum sign area of all ground signs shall be forty-eight (48) square feet for every fifty (50) acres or fraction thereof. The design of permitted ground signs shall be in accordance with section 6 (D) (1) (c) 4.
     (b)  Individual sites within an industrial park.  Individual sites within an industrial park shall be permitted ground and wall signage under Section 6 (D) (1) of this sign code.
     (c)  Directory signs for multi-tenant complex within an industrial park.
          1. Directory Sign. One (1) directory sign per street frontage which is accessed by the complex shall be permitted as follows:
               a. Complexes under one-hundred-thousand (100,000) square feet - Maximum area per sign shall be forty-eight (48) square feet.
               b.   Complexes of 100,000 square feet or greater - Maximum area per sign shall be seventy-two (72) square feet.
               c.   Height and Setback Requirements for Directory Signs.
                    c.1.  Maximum height shall be fifteen (15) feet.
                    c.2. Ground signs shall be setback a minimum of five (5) feet from public right-of-way; however, signs in entrance median may be approved.
               d. Design of directory sign. The design of permitted ground signs shall be in accordance with section 6 (d) (1) (c) 4.
          2. Wall and window signage. Wall signage for individual tenants in a multi-tenant complex shall be permitted in accordance with section 6 (D) (2) of this code.
(4)  OFFICE PARKS.
     ------------
     (a) Ground Sign. One (1) ground sign structure for each primary park entrance consisting of any combination of identification and directory signage. Maximum sign area for each structure shall be calculated as thirty-two (32) square feet for every fifty (50) acres or fraction thereof. The design of permitted ground signs shall be in accordance with section 6 (D) (1) (c) 4.

     (b)  Individual sites within an office park.
          1. Directory Sign. One (1) wall or ground directory sign located adjacent to each building entrance of up to eight (8) square feet; and
          2. Wall signs to identify individual offices not to exceed two (2) square feet each.
          3.   Ground Signs.
               a.   Maximum height shall be twelve (12) feet.
               b.   Ground signs shall be setback a minimum of:
                    b.1. Twenty-five (25) feet from side lot lines, or equidistant from side lot lines.
                    b.2.  Five (5) feet from public rights-of-way.
               c. Design of ground sign. The design of permitted ground signs shall be in accordance with section 6 (D) (1) (c)4.
(5)  RESIDENTIAL ZONES.
     -----------------
     (a) Ground Signs. One (1) ground sign for each street frontage shall be permitted as follows:
          1. Multi-family uses of twelve (12) units or less in R-3 zones - maximum sixteen (16) square feet.
          2. Multi-family uses of thirteen (13) or more units in R-3 zones - maximum thirty-two (32) square feet.
          3. Subdivision Signs. Permanent subdivision signs shall be reviewed by the Planning and Zoning Board and/or City Commission as part of the subdivision review process, or upon request for property owners after development has occurred. If an off-site subdivision sign is approved, no other off-site sign (including directional signs) shall be allowed on the parcel containing the off-site subdivision sign.

               a. Design standards for subdivision signs. Vertical structure supports for subdivision signs shall be concealed in an enclosed base. The width of such enclosed base shall be equal to the horizontal width of the sign surface. The base shall be of a low maintenance finish. Stucco, wood, raw concrete and exposed concrete block are not acceptable finishes.

               b. The maximum height of a subdivision sign is six (6) feet from grade.

               c. A subdivision sign shall be located in close proximity to the entrance or entrances of the subdivision identified by the particular sign. No more than two subdivision signs are permitted per entrance. Subdivision signs proposed to be located in public right of way must be specifically reviewed by the City Commission.

               d.   Subdivision signs shall not be internally illuminated.

               e. Free standing letters/cut out letters shall not exceed a maximum height of two (2) feet. The maximum sign area for each subdivision sign shall be sixty (60) square feet.

          4. Height and Setback. Setback and height for ground signs in residential districts shall be as follows:
               a. One (1) to five (5) foot setback - maximum height three (3) feet.
               b.   Over five (5) foot setback - maximum height eight (8) feet.
               c.   Minimum setback from side lot lines shall be ten (10) feet.
               d. Design of ground sign. The design of permitted ground signs shall be in accordance with section 6 (D) (1) (c)4.
     (b) Wall Signs. One (1) wall sign may be utilized in lieu of a ground sign, of maximum size as specified above. Any internal illumination of signs shall be approved by the Planning and Zoning Board.

     (c) Conditional uses in residential zones. The following total sign areas shall be permitted for conditional uses in residential zones. Height, setback shall be according to the preceding subsection (4).
          1.   Child care, nursery school - sixteen (16) square feet.
          2.   Churches - thirty-two (32) square feet.
          3. Home Occupation - one (1) square foot, affixed on the wall adjacent to the front entrance of the building.
          4.   All other conditional uses - sixteen (16) square feet.
          5. In A-1 zones maximum height of ground signs for churches, nurseries, day care centers, schools, funeral homes and other conditional uses in A-1 shall be twelve (12) feet. Maximum total sign area allowed for an A-1 non-residential use shall be one hundred (100) square feet which includes all wall, window, reader board, temporary and ground sign areas.
SECTION 7.  TEMPORARY SIGNS.
---------------------------
(A) Real Estate and Construction Signs. Real Estate and construction signs, as defined in this sign code, shall be permitted under the following conditions:
     (1) One (1) non-illuminated sign of each type shall be allowed on each street frontage of the subject property only.
     (2)   Freestanding signs shall be:
          (a)  Setback five (5) feet from public rights-of-way.
          (b) Setback twenty-five (25) feet from side property lines, or equidistant between side property lines.
          (c)  A maximum height of five (5) feet in residential zones and ten
               (10) feet in commercial and industrial zones.

     (3)  Maximum sign area shall be:

     ZONE                REAL ESTATE           CONSTRUCTION
------------------      ---------------       --------------
RCE, A-1 (3 ACRES       6 Square Feet         16 Square Feet
OR LESS), R-1A          per lot, parcel       per approved
R-1AA, R-1AAA, R-2      or tract              subdivision or
RM                                            site plan
--

PO, R-3                 16 Square Feet        32 Square Feet
A-1 (MORE THAN          per lot, parcel       per approved
3 ACRES)                or tract              subdivision or
                                              site plan

C-1, C-2, M-1A          32 Square Feet        64 Square Feet
M-2A                    per lot, parcel       per approved
                        or tract              subdivision or
                                              site plan


     (4) Construction signs shall not be erected more than sixty (60) days prior to the beginning of construction, and shall be removed within thirty (30) days after construction is completed. Such signs shall be removed immediately if construction has not begun after sixty (60) days, or if construction is halted thereafter for a period of more than thirty (30) days.
     (5) Subcontractor and other additional signs of two (2) square feet or less shall be permitted in addition to total sign area and shall be affixed to, or immediately adjacent to the main sign structure. Additional signs exceeding two (2) square feet shall be counted toward total sign area.

(B)  Political Signs and Flags.
     --------------------------
     (1) Temporary political campaign signs or flags shall be permitted in all zoning districts subject to the following restrictions, limitations and requirements and any other applicable requirements set forth in this sign code.
     (2)  Setback shall be five (5) feet from public rights-of-way.
     (3) Setback shall be twenty-five (25) feet from side property lines or equidistant between side property line.
     (4)  The maximum height shall be five (5) feet in residential zones and ten
          (10) feet in commercial and industrial zones.

     (5)  The maximum sign or flag area shall be:
                    ZONE                    MAXIMUM PER SIGN/FLAG
                    ----                    ---------------------
               Residential                  6/50 Square Feet
               Agricultural, Commercial,
               or Industrial Zone           16/50 Square Feet

     (6) Political campaign signs shall be erected no sooner than the candidate has qualified for an election and shall be removed within ten (10) days after the election or after the campaign issue has been decided.
     (7) The erection and removal of all political signs shall be the joint responsibility of the owner of the property upon which the sign is placed, of the owner of such sign and the candidate for whom such sign was placed. Each such person shall be jointly and severable liable for a violation of the terms and conditions of this sign code.
     (8) Political Campaign/Permit; Bond. It shall be unlawful for any candidate for an elected office to post any signs, billboards, or posters within the City unless such candidate or his campaign manager shall first obtain a permit from the City Clerk and post a good and sufficient surety bond or cash bond in an amount of not less than one hundred dollars ($100.00) conditioned upon compliance with Code and the removal of such signs, billboards and posters within ten (10) days after the election in which the candidate is eliminated or elected or the campaign issue is decided. Should the candidate fail to comply with Code or refuse to remove said signs, billboards or posters within fifteen (15) days after such election, the City shall have the authority to enforce the Code and/or to remove such signs, billboards and posters and dispose thereof and charge the cost of enforcement and/or such removal and disposition against the bond posted by the candidate. In the event a cash bond is posted, any sums remaining in the hands of the City after the cost of such removal has been deducted shall be remitted to the candidate.

(D)  Temporary signs for special events.
     ----------------------------------
     (1) Permits for temporary signs not otherwise prohibited are allowed for such purposes as auctions, special events, notice of opening of new businesses, and going out of business sales. Permits for temporary signs shall authorize the erection of the signs and maintenance thereof for a period not exceeding fourteen (14) days; and permits cannot be renewed on the same sign, nor shall another temporary permit be issued on the same location, within ninety (90) days from the date of expiration of any previously issued temporary permit. This limitation shall specifically apply to shopping centers, industrial parks, and office parks, where only one (1) temporary sign permit shall be issued in any ninety (90) day period.
     (2) Signs for specific events shall be removed within two (2) working days after conclusion of the event. A temporary sign shall be no larger than a maximum of thirty-two (32) square feet, and may be double-faced.
     (3) Temporary signs for public or private non-profit special events, or special events not related to the primary use of the property may be permitted by the City Commission for a period covering the duration of the event and advance publicity not to exceed a total period of fourteen (14) days. Such temporary signs shall not exceed thirty-two
          (32) square feet for each parcel,. lot or tract and shall not be illuminated. Temporary signs for such events may be reader boards.
SECTION 8.     MISCELLANEOUS ADVERTISING.
---------      -------------------------
(A)  Handbills.
     ---------
     (1) Posting Handbills on Buildings, etc. It shall be unlawful for any person to post any bills or other advertising matter upon any permanent or temporary structure or building, pole or tree located in any street, park, or other public way or place within the City.

     (2)  Scattering Handbills.   It shall be unlawful for any person to
          distribute or place or cause to be distributed or placed on any public or private property in the City any handbills, circular, dodgers or other advertising matter is such a manner that the same may be blown, carried by water or otherwise scattered by the elements, or so as to constitute litter.
     (3) Placing or Throwing Handbills on or into Vehicles. It shall be unlawful for any person to distribute or cause to be distributed in the City any handbill or other similar form of advertising matter by throwing or placing the same on or into any vehicle within the City.
(B)  Sound Trucks and Sound Amplifying Devices.  It shall be unlawful for any
     -----------------------------------------
     person to operate or permit to be operated in the City any sound amplifying device or equipment for the purpose of conveying a message from public streets or property or from private property to adjoining land.
(C)  Off-site directional Signs.  Charitable, fraternal, civic (including
     --------------------------
     homeowners associations and neighborhood watch) or religious organizations maintaining a fixed place of assembly or meeting within the City of Lake Mary, Florida, may erect directional signs for the purpose of indicating the address or location of their place of assembly or meeting within the City. Each such sign may bear the logo or symbol of the charitable, fraternal, civic or religious organization together with the address of its location or meeting place, and a directional arrow. Except as otherwise prohibited by state law or county ordinance, a maximum of two such signs per organization may be erected at locations to be designated by the City Commission, by resolution. Size material and location are subject to City Commission approval.
(D)  On-site historical marker, service club signs, memorial signs or tablet.
     -----------------------------------------------------------------------
     These signs may be erected and maintained at such location as recommended by the Planning and Zoning Board, and shall be subject to design, construction, size, and illumination restrictions as appropriate to the area where erected.
SECTION 9.  MISCELLANEOUS RESTRICTIONS.
----------  ---------------------------
(A)  Illuminated signs.  Illuminated signs located within five-hundred (500)
     -----------------
     feet of a residential land use or zoning district, and which are visible from the residential land use or zoning district, shall be turned off no later than 10:00 p.m. and remain off until 6:00 a.m. each night, unless exempted from this requirement upon the recommendation of the exempted from this requirement upon the recommendation of the City Police Department, based on considerations of safety or property security, and approved or modified by the City Commission. Emergency medical facilities shall be exempt from this section.
(B)  Electrical Requirements
     -----------------------
     (1) The construction and maintenance of all signs using electric power in any manner shall be subject to the requirements of the current electrical requirements of the current electrical ordinances and codes of the City. Plans and locations shall be approved by the Building Official, and such signs shall be inspected and approved by him before operation. All such signs must be installed by a qualified and licensed electrician in accordance with provision of the National Electrical Code.
     (2) Proximity to electrical conductor: No signs shall be erected closer than ten (10) feet to any overhead electrical conductor, where the difference in potential between any two conductors or between one conductor and ground exceeds seven-hundred-fifty (750) volts.

     (3) All exterior electrical outlets for signs shall terminate in a galvanized box with a blank cover, which shall be flush with and not protrude beyond the finished surface of the exterior wall.
     (4) Transformer boxes, outlets, conduits, and other accessory equipment for any sign shall be placed so that they are not visible from the exterior.
     (5) Wooden signs shall not have electrical lights or fixtures attached to them in any manner.
     (6) No electrical sign shall be so lighted or maintained as to throw a glare or blinding light into any street, highway, or other public thoroughfare, which would be likely to blind or impair the vision of any motorists upon the street, highway, or thoroughfare.
(C)  Public Liability Insurance.
     --------------------------
     (1) Bond. The owner or person in control of a display sign, awning, marquee, banner, or structure of any kind whatsoever, suspended over or extending into any public right-of-way, shall obtain, maintain and give evidence of public liability insurance having minimum coverage limits of one-hundred-thousand dollars ($100,000) per person, two-hundred-thousand dollars ($200,000) per incident, indemnifying the City against all loss, cost, damage, or expenses incurred or sustained by, or judgments recovered against the City, or by any of its officers, employees, appointees or servants, by reason of the construction or methods of such display sign, awning, marquee, banner or structure whatsoever; and also conditioned to indemnify any person for any injury sustained by reason of such construction or maintenance.

(D)  Liability for damages. The provisions of this appendix shall not be
     ---------------------
     construed to relieve or to limit in any way the responsibility or liability of any person, firm, or corporation which erects or owns any sign, for personal injury or property damage caused by the sign; nor shall the provisions of this appendix be construed to impose upon the City, its officers, or its employees any responsibility or liability by reason of the inspection or approval of any sign under the provisions of this appendix.
(E)  Painting and pasting on sidewalks and the like.  No person shall paint,
     ----------------------------------------------
     paste, print, or nail any banner sign, paper sign, or any advertisement or notice of any kind whatsoever, or cause the same to be done, on any curbstone, flagstone, pavement, or any other portion or part of any sidewalk or street, or upon any tree, lamp post, utility pole, hydrant, or bridge within the limits of any street or public right-of-way within the City; however, this section shall not apply to regular notices required by law to be as posted. No advertisement may be placed on trash containers or benches located within the City. The City may by resolution permit painting of house numbers on curbs pursuant to standards of uniformity and location as may be subsequently adopted.
(F) Signs in power line easements. Signs to be located on power line easements shall be approved by the power company.

SECTION 10.  ENFORCEMENT.  The Code Enforcement Officer shall be empowered to
----------   -----------
enforce this sign code.
(A)  Removal of Prohibited Signs.
     ---------------------------
     (1) Prohibited signs on public property or rights-of-way shall be removed immediately, and may be removed by the City or its agent without notice.

     (2) Temporary signs and parasite signs shall be removed within a reasonable time frame as determined by the city after receipt of written notification by the Code Enforcement Officer or Building Official.
     (3) Abandoned signs shall be removed by the owner, agent, or person in charge of the premises within thirty (30) days after receipt of written notification by the Code Enforcement Officer or Building Official.
(B) Should any sign become insecure or in danger of falling, in disrepair or deteriorated, or otherwise unsafe in the opinion of the Code Enforcement Officer or the Building Official, the owner thereof, or person or firm maintaining it, shall, upon receipt of written notification from the Building Official or Code Enforcement Officer immediately, in the case of imminent danger, or within ten (10) days in other instance, secure the sign or cause it to be placed in good repair in a manner approved by the Building Official, or said sign shall be removed by the owner thereof. If such order is not complied with, the City may remove the sign at the expense of its owner and may place a lien for the cost thereof upon the property on which the sign was located together with any other cost incurred by the City by filing such lien. The lien may be foreclosed in the same manner provided by law for the foreclosure of mortgages and the City shall have the right to receive all costs of court including reasonable attorney fees.
(C)  Removal of Illegally Erected Signs.  Where this sign code requires sign
     ----------------------------------
     painting or erection by a licensed contractor and such work is not performed by a licensed contractor, the owner or lessee of the property where such illegally erected sign is located shall either:
     (1)  Have the sign immediately removed; or
     (2) Have a licensed contractor secure a permit for such sign. City inspections of the sign shall be performed.

(D)  Termination of Unlawful Illumination. Upon receipt of written notification
     ------------------------------------
     by the Code Enforcement Officer or Building Official that a sign is unlawfully illuminated in violation of this sign code, the owner, his agent, or person in control of the premises, shall immediately terminate the prohibited illumination or animation of such sign.
(E)  Violation; Penalties; Continuing Violations and Penalty Thereof. A person
     ---------------------------------------------------------------
     violating any of the terms, conditions, regulations, limitations or provisions of this sign code shall be punished in accordance with Section
     10.99 Code of Ordinances, City of Lake Mary, Florida. Each day that any violation of the terms, conditions, regulation, limitations, or provisions of this sign code shall continue to exist, shall constitute a separate and distinct offense, punishable as herein provided. Any continuing violations of the terms, conditions, regulations, limitations or provisions of the Chapter may be adjoined and restrained by an injunctive order of the Circuit Court in appropriate proceedings instituted for such purposes.

     Violations of this sign code, including those sections authorizing City removal of signs or other penalties, may be referred to the municipal Code Enforcement Board as prescribed by Chapter 30 of the Code of Ordinances, City of Lake Mary, Florida, and/or a code enforcement citation may be issued.

     In addition to any other remedies, whether civil or criminal, the City shall, at its discretion, have the right to seek the aid of the courts of the State of Florida with respect to the enforcement hereof and the violation of this sign code or any lawful order of the City Commission, Code Enforcement Officer, or Building Official which right shall include the right to seek injunctive relief against such persons as may be determined by the Chief Building Official to be in violation of the terms and provisions hereof.

(F)  Repairs, Maintenance & Improvements of Non-Conforming Signs.  Normal
     ------------------------------------------------------------
     repairs, maintenance and improvements may be made; however, the cost of such improvements made during any two (2) year period shall not exceed twenty-five percent (25%) of the replacement cost of the sign at the end of the two (2) year period except in full conformity with the provision of this sign code.

(G)  Reconstruction After Catastrophe.  If any non-conforming sign is damaged
     --------------------------------
     by fire, flood, explosion, collapse, wind, war, or other catastrophe to such an extent that the cost of repair and reconstruction will exceed fifty percent (50%) of the replacement cost at the time of damage, it shall not be used or reconstructed except in full conformity with the provision of this sign code.

(H)  Causal, Temporary or Illegal Use.  The casual, temporary, or illegal use
     --------------------------------
     of any sign shall not be sufficient to establish the existence of a legal non-conforming sign or to create any rights in the continuance of such sign.

SECTION 11.  NON-CONFORMING SIGNS
-----------  --------------------
(A) Any sign having an original cost in excess of one-hundred dollars ($100) and which is non-conforming as to permitted sign area or any other reason which would necessitate the complete removal or total replacement of the sign, may be maintained for the longer of the following two periods:
     (1) Three (3) years from the date upon which the sign became non-conforming under the provisions of this appendix and amendments hereto; or
     (2) (a) A period of from three (3) to seven (7) years from the installation date, or most recent renovation date which preceded the effective date of this appendix; however, if the date of the most recent renovation is chosen as the starting date for the period of amortization, then the period of amortization shall be calculated according to the cost of the renovation and not according to the original cost of the sign. The term of years to be determined by the cost of the sign or of renovation, including installation cost, shall be as follows:


                                           Permitted years from
                    Sign cost or           installation or
                    renovation cost        renovation date
                    -----------------      --------------------
                    $  101 to $1,000       3
                    $1,001 to $3,000       4
                    $3,001 to $10,000      5
                    Over $10,000           7

     (2) (b) The provisions of division (A) (1) and (A) (2) (a) of this section shall not apply to any sign subject to the Federal Highway Beautification Act (23 USC 1310) and F.S Chapter 479, as same may be from time to time amended.

     (3) (a) For and during the period of amortization of any sign caused to be a non-conforming sign by this Chapter, no sign deemed to be a non-conforming sign shall have its useful life extended by rehabilitation, renovation or alteration.
     (3) (b) Any owner of a sign who desires to rely upon an amortization period longer than three (3) years shall file with the Building Official within one (1) year form the effective date of this appendix a statement setting forth the cost and date of most recent renovation, and a written agreement to remove or bring into conformance the non-conforming sign at or prior to the expiration of the amortization period applicable to that sign.
     (3) (c) Failure to comply with these requirements shall constitute a violation of this appendix. In addition to any other remedies provided herein by law for violation of this appendix.

SECTION 12.  VARIANCES AND APPEALS
-----------  ---------------------
(A)  Non-Conforming Lots.  On existing lots of substandard width, where
     -------------------
     existing conditions or City site plan requirements conflict with the ability to meet setback requirements of this sign code, the City Planner may allow the setback to be reduced to the largest dimension available.
(B)  Shopping Centers containing ten (10) or more rental spaces.  In the case
     ----------------------------------------------------------
     of shopping centers containing ten or more rental spaces, special exceptions to requirements of this appendix may be granted by the City Commission upon application and a showing that applicable provisions of this appendix create substantial and irremediable hardship for any commercial tenant owing to the design of the structure of the center or its structural orientation to the highway upon which it fronts. It is the intent of the section to assure tenants of such centers of the opportunity to advertise their presence therein pursuant to such exceptions to the appendix as may be required to that end.
(C)  Sign Code Board of Adjustment.  The Planning and Zoning Board is hereby
     -----------------------------
     designated as the Sign Code Board of Adjustment, and is authorized to:
     (1) Hear and decide appeals where it is alleged there is error in any order, requirements, decision, or determination made by a City Official in the enforcement of this sign code or in the interpretation of this sign code as regards permitting.
     (2) Consider variances of this sign code in specific cases where such variances will not be contrary to the public interest and where, owning to special conditions, a literal enforcement of the provisions of this sign code would result in unnecessary hardship. All requirements, procedures, findings and appeals of sign code variances shall follow those provisions for zoning variances. No action of the Board shall be valid or binding unless adopted by the affirmative vote of three (3) or more members of the Board.